UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2)
[   ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                JNL Series Trust
    ________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                                JNL Series Trust
    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

         _______________________________________________________________

         2) Aggregate number of securities to which transaction applies:

         _______________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

         4) Proposed maximum aggregate value of transaction:

         _______________________________________________________________

         5) Total fee paid:

         _______________________________________________________________


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         _______________________________________________________________

         2) Form, Schedule or Registration Statement No.:

         _______________________________________________________________

         3) Filing Party:

         _______________________________________________________________

         4) Date Filed:

         _______________________________________________________________

                                JNL SERIES TRUST

JNL/AIM  Large Cap Growth Fund                                          JNL/Oppenheimer  Global Growth Fund
JNL/AIM Real Estate Fund                                                JNL/Oppenheimer  Growth Fund
JNL/AIM Small Cap Growth Fund                                           JNL/PIMCO Total Return Bond Fund
JNL/Alger Growth Fund                                                   JNL/Putnam  Equity Fund
JNL/Eagle Core Equity Fund                                              JNL/Putnam  Midcap Growth Fund
JNL/Eagle  SmallCap Equity Fund                                         JNL/Putnam  Value Equity Fund
JNL/FMR  Balanced Fund                                                  JNL/Select  Balanced Fund
JNL/FMR Mid-Cap Equity Fund                                             JNL/Select Global Growth Fund
JNL/Franklin  Templeton Income Fund                                     JNL/Select Large Cap Growth Fund
JNL/Franklin  Templeton Small Cap Value Fund                            JNL/Select Money Market Fund
JNL/Goldman  Sachs MidCap  Value  Fund                                  JNL/Select  Value Fund
JNL/Goldman   Sachs  Short  Duration  Bond  Fund                        JNL/T.  Rowe Price  Established Growth Fund
JNL/JPMorgan International  Equity  Fund                                JNL/T.  Rowe Price Mid-Cap Growth Fund
JNL/JPMorgan  International  Value Fund                                 JNL/T.  Rowe Price Value Fund
JNL/Lazard Emerging  Markets Fund                                       JNL/Western  High Yield Bond Fund
JNL/Lazard Mid Cap Value Fund                                           JNL/Western  Strategic Bond Fund
JNL/Lazard Small Cap Value Fund                                         JNL/Western U.S. Government & Quality Bond
JNL/Mellon Capital  Management  S&P 500  Index  Fund                    Fund
JNL/Mellon Capital Management S&P 400 MidCap                            JNL/S&P  Managed  Conservative  Fund
Index Fund                                                              JNL/S&P  Managed  Moderate  Fund
JNL/Mellon Capital  Management  Small Cap Index                         JNL/S&P Managed Moderate Growth Fund
Fund                                                                    JNL/S&P Managed Growth Fund
JNL/Mellon Capital  Management  International  Index                    JNL/S&P Managed Aggressive Growth Fund
Fund                                                                    JNL/S&P  Retirement  Income Fund
JNL/Mellon Capital Management Bond Index                                JNL/S&P  Retirement 2015 Fund
Fund                                                                    JNL/S&P Retirement 2020 Fund
JNL/Mellon  Capital  Management  Enhanced S&P                           JNL/S&P Retirement 2025 Fund
500 Stock Index Fund




                                 1 Corporate Way
                             Lansing, Michigan 48951

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 1, 2006

     NOTICE IS HEREBY GIVEN that a Special Joint Meeting (the "Meeting") of shareholders ("Shareholders") of JNL Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on December 1, 2006 at 10:00 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1. ALL SHAREHOLDERS OF EACH FUND, VOTING TOGETHER: To vote on the election of Independent Trustees of the Trust.

2. ALL SHAREHOLDERS OF EACH FUND, VOTING TOGETHER: To vote on the election of an Interested Trustee to replace an existing Interested Trustee of the Trust.

3. JNL/PUTNAM VALUE EQUITY FUND ONLY, VOTING SEPARATELY. To approve or disapprove a change in sub-adviser and a proposed Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC ("JNAM") and PPM America, Inc. ("PPM"), under which PPM would serve as sub-adviser to the Fund.

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ELECTION OF THE NOMINATED TRUSTEES AND FOR THE CHANGE IN SUB-ADVISER.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on October 2, 2006, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

If the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at a Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to that Proposal. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the concerned Fund present in person or by proxy at a Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.


                             YOUR VOTE IS IMPORTANT.
              PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.



                                            By Order of the Board of Trustees,

______________, 2006                        /s/ Susan S. Rhee
Lansing, Michigan                           Susan S. Rhee
                                            Secretary

JNL SERIES TRUST: JNL/AIM Large Cap Growth Fund, JNL/AIM Real Estate Fund, JNL/AIM Small Cap Growth Fund, JNL/Alger Growth Fund, JNL/Eagle Core Equity Fund, JNL/Eagle SmallCap Equity Fund, JNL/FMR Balanced Fund, JNL/FMR Mid-Cap Equity Fund, JNL/Franklin Templeton Income Fund, JNL/Franklin Templeton Small Cap Value Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/Goldman Sachs Short Duration Bond Fund, JNL/JPMorgan International Equity Fund, JNL/JPMorgan International Value Fund, JNL/Lazard Emerging Markets Fund, JNL/Lazard Mid Cap Value Fund, JNL/Lazard Small Cap Value Fund, JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small Cap Index Fund, JNL/Mellon Capital Management International Index Fund, JNL/Mellon Capital Management Bond Index Fund, JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Oppenheimer Global Growth Fund, JNL/Oppenheimer Growth Fund, JNL/PIMCO Total Return Bond Fund, JNL/Putnam Equity Fund, JNL/Putnam Midcap Growth Fund, JNL/Putnam Value Equity Fund, JNL/Select Balanced Fund, JNL/Select Global Growth Fund, JNL/Select Large Cap Growth Fund, JNL/Select Money Market Fund, JNL/Select Value Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Value Fund, JNL/Western High Yield Bond Fund, JNL/Western Strategic Bond Fund, JNL/Western U.S. Government & Quality Bond Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, and JNL/S&P Retirement 2025 Fund.


1 Corporate Way
Lansing, Michigan 48951

                                 PROXY STATEMENT
                      JOINT SPECIAL MEETING OF SHAREHOLDERS

                                December 1, 2006

This joint proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Series Trust, a Massachusetts business trust ("Trust"), of proxies to be voted at a Joint Special Meeting (the "Meeting") of shareholders of the 49 Funds of the Trust listed above (the "Funds"), to be held on December 1, 2006, at 10:00 a.m. local time, in the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about October 20, 2006.

                             ADDITIONAL INFORMATION

Additional information regarding the Trust and the Funds can be found in the Trust's most recent annual and semi-annual reports to shareholders.

THE TRUST'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS, WHICH INCLUDE AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 2005 AND JUNE 30, 2006 (unaudited), MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 766-4683 (Annuity and Life Service Center), (800) 599-5651 (NY Annuity and Life Service Center), (800) 777-7779 (for contracts purchased through a bank or financial institution), WRITING TO JNL SERIES TRUST, P.O. BOX 378002, DENVER COLORADO 82037-8002, OR BY VISITING WWW.JNL.COM OR WWW.JNLNY.COM.

                               VOTING INSTRUCTIONS

QUORUM AND VOTING

The Agreement and Declaration of Trust for JNL Series Trust, dated June 1, 1994 (the "Declaration of Trust"), provides that thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, and that 30% of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a shareholders meeting.

The Declaration of Trust further provides that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust. Unless otherwise specified in the proxy, the proxy shall apply to all shares of each Fund owned by the shareholder.

REQUIRED VOTE

The Declaration of Trust provides that generally, a simple majority of the votes cast is sufficient to take or authorize action upon any matter which may be presented for a shareholder vote, and a plurality of the votes is sufficient to elect a Trustee, unless more than a simple majority is required by law or the Declaration of Trust. Where a vote of the "majority of the outstanding voting securities" of a Fund is required to approve a Proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or
(ii) more than 50% of the outstanding shares of the Fund. The approval of a Proposal depends upon whether a sufficient number of votes are cast for the Proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal. The required vote to approve each Proposal is set forth in the discussion of that Proposal.

CONTRACT OWNER VOTING INSTRUCTIONS

The Trust is organized as a Massachusetts business trust. Interests in the several Funds of the Trust are represented by shares. Shares of the Funds currently are sold only to separate accounts of Jackson National Life Insurance Company ("Jackson") or Jackson National Life Insurance Company of New York ("Jackson of NY") to fund the benefits of variable life insurance and variable annuity contracts ("Variable Contracts") issued by Jackson or Jackson of NY (the "issuing insurers"), to qualified employee benefit plans of Jackson or directly to Jackson, Jackson of NY or to regulated investment companies. Although the issuing insurers legally own all of the shares of each Fund held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant issuing insurer, as provided in your Variable Contract, in shares of one or more Funds.

You have the right under your Variable Contract to instruct the issuing insurer how to vote the shares attributable to your Variable Contract. The issuing insurer will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts ("Contract owners") with assets invested in a Fund. Contract owners at the close of business on October 2, 2006 (the "Record Date") will be entitled to notice of the Meeting and to instruct the relevant issuing insurer how to vote at the Meeting or any adjourned session. Jackson and Jackson of NY will vote shares owned by themselves or by the qualified plans in proportion to voting instructions timely given by Contract owners.

Contract owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When a Contract owner completes the voting instructions form and sends it to the appropriate issuing insurer, that issuing insurer will vote the shares attributable to the Variable Contract of the Contract owner in accordance with the Contract owner's instructions. If a Contract owner merely signs and returns the form, the issuing insurer will vote those shares in favor of the proposal. If the Contract owner does not return the form, the issuing insurer will vote those shares in the same proportion as shares for which instructions were received from other Contract owners. The issuing insurers have fixed the close of business on November 22, 2006 as the last day on which voting instructions will be accepted.

ADJOURNMENTS

Any authorized voting instructions will be valid for any adjournment of the Meeting. If the management of the Trust receives an insufficient number of votes to approve the proposals, the Meeting may be adjourned to permit the solicitation of additional votes. Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of the proposal depends upon whether a sufficient number of votes is cast for the proposal. Accordingly, an instruction to abstain from voting on any proposal has the same practical effect as an instruction to vote against the proposal.

REVOCATION OF VOTING INSTRUCTIONS

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Only the Contract owner executing the voting instructions can revoke them. The issuing insurers will vote the shares of the Funds in accordance with all properly executed and unrevoked voting instructions.

                              SUMMARY OF PROPOSALS

The following Table identifies the Funds entitled to vote on each proposal:

---------------------------------------------------------- ---------------------------------------------------------
                        PROPOSAL                                            FUNDS ENTITLED TO VOTE
---------------------------------------------------------- ---------------------------------------------------------
---------------------------------------------------------- ---------------------------------------------------------
1. To vote on the election of eight Independent                             All Funds, voting together
Trustees to the Board of Trustees.
---------------------------------------------------------- ---------------------------------------------------------
---------------------------------------------------------- ---------------------------------------------------------
2. To vote on the election of one Interested                                All Funds, voting together Trustee
to replace an existing Interested Trustee.
---------------------------------------------------------- ---------------------------------------------------------
---------------------------------------------------------- ---------------------------------------------------------
3. For each specified Fund, to approve a change                             JNL/Putnam Value Equity Fund
only, voting separately. in sub-adviser and a proposed
Investment Sub-Advisory Agreement between Jackson National
Asset Management, LLC and  PPM America, Inc., under which
PPM America, Inc. would serve as sub-adviser to the Fund.
---------------------------------------------------------- ---------------------------------------------------------

PROPOSAL 1:  ELECTION OF INDEPENDENT TRUSTEES

At a Board Meeting held on June 14, 2006, the Board of Trustees ("Board") of the Trust determined that it would be in the best interest of the Trust and its shareholders to add four additional independent Trustees to the existing Board which currently has five independent Trustees. Information on the Trustees is provided below. Additionally, at a Board Meeting on August 30, 2006, the Board determined that it would be in the best interest of the Trust and its shareholders to nominate the current independent Trustees for re-election. However, Joseph Frauenheim, one of the current independent Trustees, has indicated that he will resign his position as "Independent Trustee" effective January 1, 2007.

REQUIRED VOTE

An affirmative vote of a plurality of the shares, present in person or represented by proxy at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.

SELECTION OF TRUSTEE NOMINEES

As outlined in the Trust's Statement of Additional Information, the Board is responsible for considering trustee nominees at such times as it considers electing new trustees to the Board. The Board may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Board considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Board also considers whether the individual's background, skills, and experience will compliment the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board evaluates nominees for trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

     o the name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

     o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

     o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     o the name and address of the person submitting the recommendation, together with an affirmation of the person's investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation could also include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the parent company of the Funds' investment adviser and distributor) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Prudential PLC or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

Before the Board decides to nominate any individual as a trustee, Board members customarily interview the individual in person. In addition, the individual is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

STRUCTURE OF THE BOARD

Currently, the Board of Trustees for the Trust consists of six members. Five of the current Trustees are "Independent Trustees", i.e., they are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). One of the Trustees is an "interested persons" because of his position with Jackson and its affiliates.

Under the proposed structure, the Board will consist of nine members, one of whom would be an "interested person" and eight of whom would be Independent Trustees. The interested member (Mr. Fritts) currently is a Trustee and an Officer of the Trust. Effective January 1, 2007, Mr. Fritts will resign from the Board. Each of the current Independent Trustees (Messrs. Bouchard, D'Annunzio, Frauenheim, and McLellan and Mrs. Engler) currently serves as either a Manager or Trustee of other entities advised by Jackson National Asset Management, LLC ("JNAM"), a wholly-owned subsidiary of Jackson (hereinafter are referred to collectively as the "JNL Family of Funds"). To implement this proposal with respect to the Trust, four of the five current Trustees are being nominated for re-election; in addition it is proposed to add four new Independent Trustees to the Board of Trustees. The new Board will have an identical composition for the JNL Family of Funds.

Shareholders of the Trust can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dominic D'Annunzio, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Accordingly, at the June 14, 2006 Board meeting, the Board of Trustees of the Trust voted to nominate William J. Crowley, Jr., James Henry, William R. Rybak and Patricia A. Woodworth as Independent Trustees. None of the new nominees currently are Trustees of the Trust. Each of the nominees was recommended by a Trustee. Accordingly, the Board believes that with the experience of the current Trustees, as well as the qualifications of the nominees, all nominees are qualified to contribute to the Board.

If the above Independent Trustee Nominees are approved by shareholders of each Fund, they would begin service on or about January 1, 2007.

Also, at the August 30, 2006 Board meeting, the Board approved resolutions calling for this Special Meeting of shareholders for the purpose, among other things, of electing the nominees.

A shareholder using the enclosed voting instruction form may authorize the proxies to vote for all or any of the nominees or may withhold from the proxies authority to vote for all or any of the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or be able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the Board may designate. The Trust has no reason to believe that it will be necessary to designate a substitute nominee. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term.

The following tables list the nominees, Trustees and officers of the Trust, and provide their present positions and principal occupations during the past five years. The following tables also list the number of portfolios overseen by the each Trustee and other directorships of public companies or other registered investment companies held by them.

For purposes of these tables, the term "Fund Complex" includes each of the following investment companies: JNL Series Trust (49 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (18 portfolios), and JNLNY Variable Fund I LLC (7 portfolios). Each current Trustee is also a Manager or Trustee of other funds in the Fund Complex and each officer of the Trust is also an officer of other funds in the Fund Complex.


INDEPENDENT TRUSTEE NOMINEES (SEE PROPOSAL NO. 1)

------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
    NAME, ADDRESS AND AGE        POSITION(S)       TERM OF          PRINCIPAL              NUMBER OF              OTHER
                                                 OFFICE AND                            PORTFOLIOS IN FUND     DIRECTORSHIPS
                                  HELD WITH       LENGTH OF   OCCUPATIONS(S) DURING      COMPLEX TO BE       HELD BY NOMINEE
                                  COMPANIES      TIME SERVED       PAST 5 YEARS       OVERSEEN BY NOMINEE      FOR TRUSTEE
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Michael Bouchard (50) 1, (3)   Trustee (2)       12/03 to     Sheriff, Oakland                 75           None
1 Corporate Way                                  present      County, Michigan
Lansing, MI 48951                                             (1/99 to present);
                                                              Senator - State of
                                                              Michigan (1991 to
                                                              1999); Chairman -
                                                              Financial Services
                                                              Committee (1/95 to
                                                              1/99)
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
William J. Crowley, Jr. (60)   Independent       Not          Managing Partner                 75           Director of
1 Corporate Way                Trustee Nominee   Applicable   (Baltimore Office) -                          Foundation Coal
Lansing, MI 48951                                             Arthur Andersen LLP                           Holdings, Inc.
                                                              (2001 to 2002); Board
                                                              Member of various                             Director of Bio
                                                              corporate boards                              Veris Corporation
                                                              (2002 to present)
                                                                                                            Director of
                                                                                                            Provident
                                                                                                            Bankshares
                                                                                                            Corporation

------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Dominic D'Annunzio (68) (3)    Chairman of the   2/04 to      Acting Commissioner              75           None
1 Corporate Way                Board (2)         present      of Insurance for the
Lansing, MI 48951                                             State of Michigan
                               Trustee (2)       2/02 to      (1/90 to 5/90) (8/97
                                                 present      to 5/98)
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Michelle Engler (48) (3)       Trustee (2)       12/03 to     Attorney (1983 to                75           Director of
1 Corporate Way                                  present      present);                                     Federal Home
Lansing, MI 48951                                             First Lady of the                             Loan Mortgage
                                                              State of Michigan                             Corporation
                                 (1990 to 2002);
                                                              Michigan Community
                                                              Service Commission
                                                              Chair (1991 to 2000)
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
James Henry (67)               Independent       Not          Dean Emeritus and                75           None
1 Corporate Way                Trustee Nominee   Applicable   Professor of Finance,
Lansing, MI 48951                                             Eli Broad College of
                                                              Business and Graduate
                                                              School of Management
                                                              (2001 to present)

------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Richard McLellan (63) (3)      Trustee (2)       12/94 to     Member, Dykema                   75           None
1 Corporate Way                                  present      Gossett PLLC (Law
Lansing, MI 48951                                             Firm)
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
William R. Rybak (55)          Independent       Not          Executive Vice                   75           Chairman of the
1 Corporate Way                Trustee Nominee   Applicable   President and Chief                           Board of
Lansing, MI 48951                                             Financial Officer,                            Trustees of
                                                              Van Kampen                                    Lewis
                                                              Investments Inc.                              University.
                                                              (1986-2000); Board                            Member of the
                                                              Member of various                             Board since 1982
                                                              corporate boards                              Member of the
                                                              (2002 to present)                             Board of
                                                                                                            Directors of
                                                                                                            Howe Barnes
                                                                                                            Investments,
                                                                                                            Inc. since 2001
                                                                                                            Member of the
                                                                                                            Boards of each
                                                                                                            of the Calamos
                                                                                                            Mutual Funds
                                                                                                            since 2002
                                                                                                            Member of the
                                                                                                            Board of
                                                                                                            Directors of The
                                                                                                            PrivateBancorp
                                                                                                            since 2003
                                                                                                            Chairman of the
                                                                                                            Board of
                                                                                                            Trustees of St.
                                                                                                            Coletta's of
                                                                                                            Illinois.
                                                                                                            Member of the
                                                                                                            Board since 2000
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------
Patricia A. Woodworth (51)     Independent       Not          Executive Vice                   75           None
1 Corporate Way                Trustee Nominee   Applicable   President for Finance
Lansing, MI 48951                                             and Administration,
                                 Chief Financial
                                                              Officer, Art
                                                              Institute of Chicago
                                                              (2002 to present);
                                                              Executive Vice
                                                              President and Chief
                                                              Financial Officer,
                                                              The University of
                                                              Chicago (1998 to 2002)

------------------------------ ----------------- ------------ ----------------------- --------------------- ---------------------

(1) Michael Bouchard is currently running for the U.S. Senate. The election is being held on November 7, 2006. If Mr. Bouchard is elected he will resign from the Board immediately.

(2) The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

(3) Incumbent Trustee

INTERESTED TRUSTEE NOMINEE (SEE PROPOSAL NO. 2)

---------------------------- -------------- ----------------- --------------------------- --------------- ----------------
   NAME, ADDRESS AND AGE      POSITION(S)    TERM OF OFFICE    PRINCIPAL OCCUPATIONS(S)     NUMBER OF          OTHER
                                                                                                           DIRECTORSHIPS
                                                                                          PORTFOLIOS IN       HELD BY
                                                                                           FUND COMPLEX     TRUSTEE OR
                               HELD WITH     AND LENGTH OF                                 OVERSEEN BY      NOMINEE FOR
                               COMPANIES      TIME SERVED        DURING PAST 5 YEARS         NOMINEE          TRUSTEE
---------------------------- -------------- ----------------- --------------------------- --------------- ----------------
---------------------------- -------------- ----------------- --------------------------- --------------- ----------------
Mark D. Nerud (40)*          Vice           8/97 to           Chief Financial Officer     Not Applicable  Not Applicable
1 Corporate Way              President      present           of the Adviser (11/00 to
Lansing, MI 48951                                             present) and Managing
                             Treasurer      12/02 to          Board Member of the
                             and Chief      present           Adviser (11/00 to 11/03);
                             Financial                        Vice President,
                             Officer                          Treasurer, Chief
                                                              Financial Officer of
                                                              other Investment
                                                              Companies advised by the
                                                              Adviser; Vice President -
                                                              Fund Accounting &
                                                              Administration of Jackson
                                                              National Life Insurance
                                                              Company (1/00 to present)
---------------------------- -------------- ----------------- --------------------------- --------------- ----------------

* Mr. Nerud is an "interested person" of the Trust due to his positions with Jackson National Life Insurance Company(R), which is the parent company of the Adviser and Distributor.

CURRENT INTERESTED TRUSTEE

---------------------------- -------------- -------------------- ------------------------ --------------- ----------------
   NAME, ADDRESS AND AGE      POSITION(S)   TERM OF OFFICE AND          PRINCIPAL           NUMBER OF          OTHER
                                                                                          PORTFOLIOS IN
                                                                                           FUND COMPLEX
                               HELD WITH      LENGTH OF TIME      OCCUPATIONS(S) DURING    OVERSEEN BY     DIRECTORSHIPS
                               COMPANIES          SERVED              PAST 5 YEARS           TRUSTEE      HELD BY TRUSTEE
---------------------------- -------------- -------------------- ------------------------ --------------- ----------------
---------------------------- -------------- -------------------- ------------------------ --------------- ----------------
Robert A. Fritts * (57)      Trustee **     8/97 to              Senior Vice President          75        None
1 Corporate Way                             present              (9/03 to present) and
Lansing, MI 48951                                                Controller of Jackson
                             President      12/02 to             National Life
                             and Chief      present              Insurance Company
                             Executive                           (9/82 to present);
                             Officer                             Vice President and
                                                                 Controller of
                                                                 Jackson
                                                                 National Life
                                                                 Insurance
                                                                 Company (8/82
                                                                 to 8/03);
                                                                 Trustee or
                                                                 Manager, and
                                                                 (since 12/02)
                                                                 President and
                                                                 Chief Executive
                                                                 Officer, of
                                                                 each other
                                                                 investment
                                                                 company in the
                                                                 Fund Complex.
---------------------------- -------------- -------------------- ------------------------ --------------- ----------------

* Mr. Fritts is an "interested person" of the Trust due to his position with Jackson National Life Insurance Company(R), which is the parent company of the Adviser and Distributor. Mr. Fritts is not seeking re-election and will resign effective January 1, 2007.

CURRENT OFFICERS

------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
    NAME, ADDRESS AND AGE       POSITION(S)    TERM OF OFFICE    PRINCIPAL OCCUPATIONS(S)     NUMBER OF          OTHER
                                                                                            PORTFOLIOS IN
                                                                                             FUND COMPLEX
                                 HELD WITH     AND LENGTH OF                                 OVERSEEN BY     DIRECTORSHIPS
                                 COMPANIES      TIME SERVED        DURING PAST 5 YEARS         TRUSTEE      HELD BY TRUSTEE
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
Mark D. Nerud (40)             Vice           8/97 to           Chief Financial Officer     Not Applicable  Not Applicable
1 Corporate Way                President      present           of the Adviser (11/00 to
Lansing, MI 48951                                               present) and Managing
                               Treasurer      12/02 to          Board Member of the
                               and Chief      present           Adviser (11/00 to 11/03);
                               Financial                        Vice President,
                               Officer                          Treasurer, Chief
                                                                Financial Officer of
                                                                other Investment
                                                                Companies advised by the
                                                                Adviser; Vice President -
                                                                Fund Accounting &
                                                                Administration of Jackson
                                                                National Life Insurance
                                                                Company (1/00 to present)
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
Susan S. Rhee (34)             Vice           2/04 to           Secretary of the Adviser    Not Applicable  Not Applicable
1 Corporate Way                President,     present           (11/00 to present);
Lansing, MI 48951              Counsel and                      Assistant Vice President
                               Secretary                        of Jackson National Life
                                                                Insurance Company (8/03
                                                                to present); Associate
                                                                General Counsel of
                                                                Jackson National Life
                                                                Insurance Company (7/01
                                                                to present); Senior
                                                                Attorney of Jackson
                                                                National Life Insurance
                                                                Company (1/00 to 7/01)
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
Steven J. Fredricks (36)       Chief          1/05 to present   Attorney of Jackson         Not Applicable  Not Applicable
1 Corporate Way                Compliance                       National Life Insurance
Lansing, MI 48951              Officer                          Company (2/02 to 1/05);
                                                                Contract Attorney,
                                                                Godfrey & Kahn, S.C.
                                                                (2001 - 2002); Assistant
                                                                General Counsel, Aid
                                                                Association for Lutherans
                                                                (1997 to 2001)
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------
Daniel W. Koors (36)           Assistant      9/06 to present   Assistant Vice President    Not Applicable  Not Applicable
1 Corporate Way                Treasurer                        of Jackson National Life
Lansing, MI 48951                                               Insurance Company (9/06
                                                                to present);
                                                                Partner of
                                                                Deloitte &
                                                                Touche LLP (2003
                                                                to June 2006);
                                                                Senior Manager
                                                                of Deloitte &
                                                                Touche LLP (2000
                                                                to 2003)
------------------------------ -------------- ----------------- --------------------------- --------------- ----------------

The officers of the Trust serve for one year or until their respective successors are chosen. The Trust's officers currently receive no compensation from the Trust, but are also officers of JNAM and certain of its affiliates and receive compensation in such capacities.

MEETINGS OF THE BOARD OF TRUSTEES

During 2005, the Board of Trustees held six meetings. None of the incumbent Trustees who were Trustees in 2005 attended fewer than 75 percent of the aggregate number of meetings of the Board or of board committees of which that Trustee was a member.

COMMITTEES OF THE BOARD OF TRUSTEES

According to the Amended and Restated By-laws of the Trust, the establishment of committees is determined by the Board of Trustees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the Trustees. Each committee is required to keep regular minutes of its meetings and report the same to the Board when required.

The Board of Trustees has established two committees, the Audit Committee and the Pricing Committee. However, the Board has not established a nominating committee. The Board of Trustees is responsible for considering trustee nominees at such times as it considers electing new trustees to the Board. In addition, the Board of Trustees formalized the procedures by which shareholders may recommend nominees to the Board of Trustees. The procedures provide an address to which shareholder nominees may be submitted. Therefore, although the Board of Trustees has not established a formal nominating committee, the Board of Trustees carries out all of the functions of a nominating committee and has established procedures for the selection of new Trustees and for the submission of shareholder nominees.

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee has adopted a written charter, a copy of which is attached as Appendix A. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust's independent auditor, and for the approval of the auditor's fee, including the review and evaluation of all matters and relationships pertaining to the Trust's independent registered public accounting firms, including their independence. The Audit Committee also reviews the Trust's internal controls regarding finance, accounting, legal compliance and the Trust's auditing, accounting and financial processes generally. The Audit Committee's oversight is discharged by regularly meeting with management and the Trust's independent registered public accounting firm and keeping current on industry developments. The Audit Committee also serves as the Trust's "Qualified Legal Compliance
Committee", for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission ("SEC"). Messrs. Frauenheim, McLellan, Bouchard, D'Annunzio and Mrs. Engler are members of the Audit Committee. Mr. Frauenheim serves as Chair of the Audit Committee. The Audit Committee had 4 meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices, other circumstances requiring determination of fair value of portfolio securities, or pricing errors. Messrs. Nerud, Fritts and Fredricks (non-voting member) are members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.

CERTAIN POSITIONS OF DISINTERESTED TRUSTEES AND THEIR FAMILY MEMBERS

None of the disinterested Trustees, nor any member of a disinterested Trustee's immediate family, held any position (other than the disinterested Trustee's position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

TRUSTEES' AND TRUSTEE NOMINEES' OWNERSHIP OF SHARES IN THE FUNDS OF THE TRUST

As of December 31, 2005, the Trustees and Trustee nominees beneficially owned the following interests in shares of the Funds:

----------------------------- ------------------------------------------------------------- ---------------------------------
                                                                                            AGGREGATE DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES IN ALL
                                                                                            REGISTERED INVESTMENT COMPANIES
                                                                                            OVERSEEN BY THE TRUSTEE IN THE
                                                                                            FAMILY OF INVESTMENT COMPANIES
TRUSTEE                       DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Robert A. Fritts              $1 - $10,000                                                  Over $100,000


----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
                              JNL/Western High Yield Bond Fund
                              JNL/S&P Managed Aggressive Growth Fund
                              JNL/S&P Managed Moderate Growth Fund
                              JNL/S&P Managed Growth Fund

----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
                              $10,001 - $50,000
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
                              JNL/Lazard Mid Cap Value Fund
                              JNL/T. Rowe Price Established Growth Fund
                              JNL/T. Rowe Price Mid-Cap Growth Fund

----------------------------- ------------------------------------------------------------- ---------------------------------
                              Over $100,000
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
                              JNL/JPMorgan International Equity Fund
                              JNL/Mellon Capital Management S&P 500 Stock Index Fund
                              JNL/Select Value Fund

----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Michael Bouchard              None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Michelle Engler               None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Joseph Frauenheim             None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Richard McLellan*             Over $100,000                                                 Over $100,000
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
                              JNL/Mellon Capital Management Enhanced S&P 500 Stock Index
                              Fund
                              JNL/Mellon Capital Management S&P 400 MidCap Index Fund
                              JNL/Mellon Capital Management Small Cap Index Fund
                              JNL/Mellon Capital Management Bond Index Fund
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Dominic D'Annunzio**          None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
William J. Crowley, Jr.       None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
James Henry                   None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
William R. Rybak              None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------
----------------------------- ------------------------------------------------------------- ---------------------------------
Patricia A. Woodworth         None                                                          None
----------------------------- ------------------------------------------------------------- ---------------------------------

* Mr. McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds.

** During 2005, Mr. D'Annunzio deferred a portion of his compensation as a Trustee into a Deferred Compensation Plan. The Funds have adopted a Deferred Compensation Plan whereby non-interested Trustees may defer the receipt of their compensation. Deferred amounts are invested at a rate of return equal to the rate credited under the Jackson National Life Insurance Company Fixed Rate Option.

     As is described in the prospectus, shares in the Funds of the Trust are sold only to Jackson and Jackson of New York, to qualified retirement plans and other regulated investment companies. The beneficial interests of Mr. Fritts are held by him in shares of the Funds reflected in the foregoing table through a qualified retirement plan maintained by Jackson National Life Insurance Company for its officers and employees.

OWNERSHIP BY INDEPENDENT TRUSTEES AND INDEPENDENT TRUSTEE NOMINEES OF INTERESTS IN CERTAIN AFFILIATES OF THE TRUST

     As of December 31, 2005, none of the independent Trustees and none of the nominees for independent Trustees, nor any member of their immediate families, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

TRUSTEE COMPENSATION

     The Trustee who is an "interested person" receives no compensation from the Trust. Each disinterested Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $40,000, as well as a fee of $5,000 for each meeting of the Board of Trustees attended. The Chairman of the Board receives an annual retainer of $60,000, as well as a fee of $5,000 for each meeting of the Board of Trustees attended. Each Trustee receives $2,500 for telephonic meetings. The Chair of the Audit Committee receives an additional annual retainer of $5,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each Audit Committee meeting. The members of the Audit Committee will receive $1,250 for telephonic Audit Committee meetings.

For the fiscal year ended December 31, 2005, the disinterested Trustees received the following fees for service as Trustee:

                                                                  PENSION OR
                                                             RETIREMENT BENEFITS                           TOTAL COMPENSATION
                                                              ACCRUED AS PART OF        ESTIMATED         FROM TRUST AND FROM
                                             AGGREGATE          TRUST EXPENSES       ANNUAL BENEFITS          FUND COMPLEX
                                COMPENSATION UPON
            TRUSTEE                         FROM TRUST*                                 RETIREMENT
            Joseph Frauenheim                 $70,000                 $0                    $0                   $70,000
            Richard McLellan                  $65,000                 $0                    $0                   $65,000
            Dominic D'Annunzio (1)            $72,500                 $0                    $0                   $72,500
            Michael Bouchard                  $60,000                 $0                    $0                   $60,000
            Michelle Engler                   $60,000                 $0                    $0                   $60,000
            Steven J. Fredricks**            $124,910                 $0                    $0                  $124,910

(1) Mr. D'Annunzio deferred $36,250.

* The fees paid to the independent Trustees are paid for combined meetings of the Funds in the Fund Complex. The fees are allocated to the Funds and it affiliated investment companies on a pro-rata basis based on net assets.

** Mr. Fredricks' compensation is paid by the Trust for his duties as the Chief Compliance Officer of the Fund Complex.

     Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed KPMG LLP ("KPMG") as the Trust's independent public accountants for the fiscal year ending December 31, 2006. Representatives of KPMG are not expected to be present at the Special Meeting.

AUDIT FEES

KPMG billed the Company aggregate fees for professional services rendered for the fiscal years ending December 31, 2005 and December 31, 2004 as follows:

---------------------------------------------------------------------------------------------------------------------
                                                        2005

---------------------------------------------------------------------------------------------------------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
                          AUDIT RELATED ALL OTHER FEES
      COMPANY            AUDIT FEES            FEES             TAX FEES                              TOTAL FEES
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------

--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
JNL Series Trust          $ 356,150          $ 19,530           $ 68,000              $ 0              $ 443,680
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------


---------------------------------------------------------------------------------------------------------------------
                                                        2004

---------------------------------------------------------------------------------------------------------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
                          AUDIT RELATED ALL OTHER FEES
      COMPANY            AUDIT FEES            FEES             TAX FEES                              TOTAL FEES
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------

--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------
JNL Series Trust          $ 326,500          $ 17,250           $ 62,813              $ 0              $ 406,563
--------------------- ------------------ ------------------ ------------------ ------------------- ------------------

KPMG was paid $28,600 for 2005 and $27,600 for 2004 to perform an internal control review pursuant to SAS No. 70 related to JNAM's fund accounting procedures. For the fiscal years ended December 31, 2004 and December 31, 2005, KPMG did not provide any other non-audit services to JNAM and its affiliates that provide ongoing services to the Company, other then the SAS 70.

The Audit Committee is authorized to pre-approve non-audit services provided by the Trust's auditors, if they find it appropriate in light of their fiduciary duties and in the exercise of their good faith business judgment. The Chairman of the Audit Committee is authorized to approve audit and non-audit services for newly established funds of the Trust on the same terms as the full Audit
Committee previously had approved for the then existing funds. The Audit Committee pre-approved the SAS No. 70 review described above when the Audit Committee approved KPMG as Auditors for fiscal years 2005 and 2004, and did not find provision of these services to be incompatible with maintaining the auditors independence.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "IN FAVOR" OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN PROPOSAL 1.

PROPOSAL 2: ELECTION OF INTERESTED TRUSTEE

STRUCTURE OF THE BOARD

Currently, the Board of Trustees for the Trust consists of six members. Five of the current Trustees are "Independent Trustees", i.e., they are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). One of the Trustees is an "interested person" because of his position with Jackson and its affiliates.

Under the proposed structure, the Board will consist of nine members, one of whom would be an "interested person" and eight of whom would be Independent Trustees. The interested member (Mr. Fritts) currently is an Officer, as appropriate, of each entity in the JNL Family of Funds. Mr. Fritts indicated that he will resign his position as "Interested Trustee" effective January 1, 2007. Accordingly, the Board of Trustees of the Trust voted to nominate Mr. Mark
D. Nerud to replace Mr. Fritts. Mr. Nerud is currently Vice President, Treasurer and Chief Financial Officer of the JNL Family of Funds. The Board believes that with his experience and qualifications, he is qualified to contribute to the Board.

If the Interested Trustee nominee is approved by shareholders of each Fund, he will begin service on or about January 1, 2007.

REQUIRED VOTE

An affirmative vote of a plurality of the shares, present in person or represented by proxy at the Meeting is required to elect the nominee. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the nominee listed above unless the proxy is marked otherwise.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE "IN FAVOR" OF THE NOMINEE FOR THE BOARD OF TRUSTEES LISTED IN PROPOSAL 2.

PROPOSAL 3: TO APPROVE OR DISAPPROVE A SUB-ADVISORY AGREEMENT WITH PPM AMERICA, INC. TO ACT AS SUB-ADVISER TO THE JNL/PUTNAM VALUE EQUITY FUND

INTRODUCTION

JNAM serves as investment adviser to the Trust and each Fund pursuant to an Investment Advisory and Management Agreement, dated January 31, 2001, as amended by amendments dated February 22, 2001, August 9, 2001, November 7, 2001, February 14, 2002, May 16, 2002, May 16, 2002, September 30, 2002, December 15,
2003,  January 1, 2004,  February 18, 2004, May 3, 2004,  May 13, 2004,  July 1,
2004, October 4, 2004,  January 1, 2005, May 2, 2005, July 1, 2005,  November 1,
2005, January 17, 2006 and May 1, 2006 ("Current Investment Advisory Agreement"). Copies of the Current Investment Advisory Agreement are attached as Appendix B-1 to B-21. JNAM also serves as administrator to the Trust and each Fund pursuant to an Administration Agreement dated December 15, 2004, as amended by amendments dated May 2, 2005, January 17, 2006, May 1, 2006, June 20, 2006 and September 1, 2006 ("Current Administration Agreement"). Copies of the Current Administration Agreement are attached as Appendix C-1 to C-6. JNAM's address is 1 Corporate Way, Lansing, Michigan 48951. JNAM is a wholly-owned subsidiary of Jackson which, in turn, is wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc. JNAM also serves as the Trust's Administrator. Jackson National Life Distributors, LLC ("JNLD"), whose address is 8055 E. Tufts Avenue, Denver, Colorado 80237, is the principal underwriter of the shares of each Fund. JNLD is a wholly-owned subsidiary of Jackson.

Under the Current Investment Advisory Agreement, JNAM may delegate certain of its duties to a sub-adviser. The Current Investment Advisory Agreement further provides that JNAM is solely responsible for payment of any fees or other charges arising from such delegation. Currently, Putnam Investment Management, LLC ("Putnam") serves as sub-adviser to the JNL/Putnam Value Equity Fund (herein after referred to as the "Fund").

At a meeting held on August 30, 2006, the Board of Trustees, including the Independent Trustees, unanimously approved (a) the replacement of Putnam with PPM America, Inc. ("PPM"), as the sub-adviser to the Fund, PPM America is an affiliate of Jackson. The Board recommends PPM as sub-adviser for the Fund, because, as explained in more detail below, JNAM believes that PPM can provide comparable performance at lower expense.

INFORMATION CONCERNING PPM

PPM is a Delaware corporation, incorporated in 1990, and headquartered in Chicago, Illinois. PPM is an indirect wholly-owned subsidiary of Prudential plc, a company incorporated in the United Kingdom ("UK Parent"). PPM is an affiliate of Jackson, which in turn is wholly owned by the UK Parent, a publicly traded life insurance company in the United Kingdom. The UK Parent and its affiliated companies constitute one of the world's leading financial services groups. It provides insurance and financial services through its subsidiaries and affiliates throughout the world. The UK Parent is not affiliated in any manner with Prudential Financial, Inc, a company whose principal place of business is in the United States of America. PPM's address is 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606.

PPM currently serves as an investment adviser to institutional accounts. PPM currently manages over $70 billion in assets, including those of Jackson and of other affiliated and unaffiliated companies.

PPM provides investment advisory services primarily to insurance companies, including affiliates such as its UK insurance company, Jackson, and other affiliated and unaffiliated institutional clients such as CDOs and private investment funds, as well as a limited number of trusts of individuals and their family members. PPM provides advice regarding securities, including U.S. public and private equity and fixed income securities, high yield debt, structured products (cash flow and market value CDOs and CLOs as examples) and distressed securities. Clients may establish accounts to be managed directly by PPM. In addition, PPM acts as sub-adviser to certain affiliated foreign advisers with respect to the U.S. portfolios of life insurance company accounts and other accounts (or products managed by such foreign affiliates). PPM provides services within the mandate provided by each applicable client and, absent a specific agreement with the client, PPM does not provide general financial planning advice.

In addition to the foregoing, PPM may from time to time, at the request of its affiliates, including affiliated investment advisers, provide credit research and support for its affiliates, including consulting services relating to the investment management process, operations and other related functions of such affiliates.

The President of PPM is Leandra Knes Johnson. The members of the Board of Directors of PPM are Clark P. Manning, Jr., Leandra Knes Johnson, and Mark B. Mandich. The address and principal occupation of each Director are set out in the table below.

------------------------------ ---------------------------------- -----------------------------------------
DIRECTOR                       ADDRESS                            PRINCIPAL OCCUPATION
------------------------------ ---------------------------------- -----------------------------------------
------------------------------ ---------------------------------- -----------------------------------------
Clark P. Manning, Jr.          1 Corporate Way                    President and Chief Executive Officer
                               Lansing, Michigan 48951            of Jackson National Life Insurance
                                     Company

------------------------------ ---------------------------------- -----------------------------------------
------------------------------ ---------------------------------- -----------------------------------------
Leandra Knes Johnson           225 West Wacker Drive              President, Chief Executive Officer, and
                               Chicago, Illinois 60606            Chief Investment Officer of PPM
                                                                  America, Inc.

------------------------------ ---------------------------------- -----------------------------------------
------------------------------ ---------------------------------- -----------------------------------------
Mark B. Mandich                225 West Wacker Drive              Chief Operating Officer, Chief
                               Chicago, Illinois 60606            Compliance Officer, and Treasurer of
                                                                  PPM America, Inc.

------------------------------ ---------------------------------- -----------------------------------------

INFORMATION REGARDING THE CURRENT SUB-ADVISORY AGREEMENT WITH PUTNAM INVESTMENT MANAGEMENT, LLC

Currently Putnam serves as the sub-adviser to the Fund, pursuant to an Investment Sub-Advisory Agreement, dated January 31, 2001, as amended May 1, 2004, May 2, 2005, and September 1, 2006 (the "Current Putnam Sub-Advisory Agreement"). A copy of the Current Putnam Sub-Advisory Agreement and its amendments are attached as Appendix D -1 through D-4.

The Current Putnam Sub-Advisory Agreement was last renewed by the Board of Trustees with respect to the Fund at a meeting held on June 14, 2006. The Current Putnam Sub-Advisory Agreement was most recently approved by the initial shareholder of the JNL/Putnam Value Equity Fund on May 15, 1995. The Current Putnam Sub-Advisory Agreement reflects a restatement of an earlier sub-advisory agreement between Jackson National Financial Services, LLC, JNAM's predecessor and Putnam with respect to the Fund, which was identical to the Current Putnam Sub-Advisory Agreement in all material respects.

Under the Current Sub-Advisory Agreement, Putnam provides investment portfolio management services to the Fund. Putnam is responsible for managing the investment and reinvestment of the assets of the Fund, subject to the oversight and supervision of JNAM and the Board of Trustees.

Putnam is responsible for supervising and directing the investments of the Fund in accordance with its investment objective, program and restrictions. Putnam is also responsible for effecting all securities transactions on behalf of the Fund.

The Current Putnam Sub-Advisory Agreement also provides that Putnam, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

The Current Putnam Sub-Advisory Agreement also provides that Putnam is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended ("Tax Code"), applicable to the Fund (relating to the diversification requirements applicable to investments in Variable Contracts).

JNAM is obligated to pay Putnam out of the advisory fee it receives from the Fund. As discussed below, the sub-advisory fee proposed to be paid to PPM is lower than the fee currently paid to Putnam, and JNAM proposes to reduce its advisory fees for the Fund. Unless modified or terminated, the Current Putnam Sub-Advisory Agreement will continue with respect to the Fund from year to year as long as such continuance is specifically approved at least annually by the Boards of Trustees, including a majority of the Independent Trustees, or by the affirmative vote of a majority of the outstanding voting shares of the Fund. The Current Putnam Sub-Advisory Agreement also provides that it may be terminated at any time without penalty upon 60 days' notice by the Fund or JNAM, or on 90 days' written notice by Putnam. The Current Sub-Advisory Agreement automatically terminates in the event of its assignment.

MATERIAL TERMS OF THE NEW SUB-ADVISORY AGREEMENT

The New Sub-Advisory Agreement between JNAM and PPM (the "New Sub-Advisory Agreement") with respect to the Fund is the same in all material respects as the Current Sub-Advisory Agreements with respect to this Fund, other than the identity of the sub-adviser and the reduction in the sub-advisory fee. If shareholders approve this proposal, the initial term of the New Sub-Advisory Agreement will commence on or about January 16, 2007 with respect to the Fund. A form of the New Sub-Advisory Agreement is attached to this proxy statement as Appendix E.

Under the New Sub-Advisory Agreement, PPM would provide sub-advisory services to the Fund, including making decisions regarding the acquisitions, holding or disposition of securities or other assets that the Fund may own or contemplate acquiring from time to time. All services under the New Sub-Advisory Agreement must be provided in accordance with the provisions of the 1940 Act and any rules and regulations thereunder, the Securities Act of 1933 and any rules and regulations thereunder, the Tax Code, any other applicable provisions of law, the Trust's Declaration of Trust and By-Laws, and policies adopted by the Trustees and the investment policies of the Fund as adopted by the Trustees and as disclosed in the Fund's registration statements on file with the SEC, as amended from time to time.

As compensation for its services, PPM will be entitled to receive from JNAM fees calculated as a percentage of the Fund's average daily net assets. Fees under the New Sub-Advisory Agreement will be calculated at a lower rate than those incurred under the Current Sub-Advisory Agreement. The current rate and the rate proposed to be charged by PPM are shown in the table below:

------------------------------------- ---------------------------------------- -----------------------------------------
                FUND                         CURRENT SUB-ADVISORY FEE                 PROPOSED SUB-ADVISORY FEE
------------------------------------- ---------------------------------------- -----------------------------------------
------------------------------------- ---------------------------------------- -----------------------------------------
JNL/Putnam Value Equity Fund          0.45% on $0 to $150 million              0.25% on $0 to $150 million
                                      0.35% on $150 million to $300 million    0.20% on $150 million to $300 million
                                      0.30% on assets over $300 million        0.17% on assets over $300 million
------------------------------------- ---------------------------------------- -----------------------------------------


------------------------------------- ---------------------------------------- -----------------------------------------
                FUND                           CURRENT ADVISORY FEE                     PROPOSED ADVISORY FEE
------------------------------------- ---------------------------------------- -----------------------------------------
------------------------------------- ---------------------------------------- -----------------------------------------
JNL/Putnam Value Equity Fund          0.675% on $0 to $150 million             0.55% on $0 to $300 million
                                      0.60% on $150 million to $300 million    0.50% on assets over $300 million
                                      0.575% on assets over $300 million
------------------------------------- ---------------------------------------- -----------------------------------------

The Trustees believe that the proposed fee schedule is fair and reasonable for the services to be provided by PPM to the Fund. If this Proposal is approved by the Fund's shareholders, the New Sub-Advisory Agreement and the reduced advisory fee will become effective on or about January 16, 2007.

As noted above, JNAM proposes to reduce its advisory fee if this proposal to enter into a New Sub-Advisory Agreement with PPM is approved. The effect of this reduction in the advisory fee is shown in the Table headed "Annual Fund Operating Expenses" below. It also is reflected in the Examples in the Table headed "Pro Forma Shareholder Expenses" below.

The aggregate amount of compensation paid by JNAM to the current sub-adviser for its services for the year ended December 31, 2005, the amount that JNAM would have paid PPM had the proposed sub-advisory fee been in effect during such period, and the difference between the two, stated as a percentage of the sub-advisory fees actually paid in 2005, are set forth in the following table:

--------------------------------------- -------------------------------------- -------------------------------------
                 FUND                         ACTUAL SUB-ADVISORY FEES           PRO FORMA PPM SUB-ADVISORY FEES
                                                    PAID IN 2005                 (BASED ON ACTUAL FUND ASSETS FOR
                                                                                              2005)
--------------------------------------- -------------------------------------- -------------------------------------
--------------------------------------- -------------------------------------- -------------------------------------
JNL/Putnam Value Equity Fund                          $887,305                              $462,039
--------------------------------------- -------------------------------------- -------------------------------------

During 2005, the Trust also paid $885,057 to Putnam in sub-advisory fees for managing two other Funds of the Trust. During 2005, the Trust did not pay any amounts to PPM.

--------------------------------------------------------------------------------------------------------------------
                                          ANNUAL FUND OPERATING EXPENSES
                                   (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------------------------------------------
--------------------------------------- ------------------- ------------------ ----------------- -------------------
                 Fund                       Advisory/         Distribution/     Other Expenses      Total Annual
                                        Administrative Fee     12b-1 fee*                        Operating Expenses
--------------------------------------- ------------------- ------------------ ----------------- -------------------
--------------------------------------- ------------------- ------------------ ----------------- -------------------
CLASS A
--------------------------------------- ------------------- ------------------ ----------------- -------------------
--------------------------------------- ------------------- ------------------ ----------------- -------------------
JNL/Putnam Value Equity Fund                   0.65%               0.20%            0.01%               0.86%
--------------------------------------- ------------------- ------------------ ----------------- -------------------
--------------------------------------- ------------------- ------------------ ----------------- -------------------
CLASS B
--------------------------------------- ------------------- ------------------ ----------------- -------------------
--------------------------------------- ------------------- ------------------ ----------------- -------------------
JNL/Putnam Value Equity Fund                   0.65%                 0%             0.01%               0.66%
--------------------------------------- ------------------- ------------------ ----------------- -------------------

EXAMPLE: The first set of Examples for Class A and Class B illustrates the actual expenses of investing in the Fund under the current Investment Advisory and Management Agreement, assuming that Proposal 3, where applicable, is not approved. The second set of Examples for Class A and Class B illustrates the pro forma expenses of investing in the Fund subject to Proposal 3, assuming approval of Proposal 3. The Examples below assume that the shareholder invests $10,000 in the Fund for the time periods indicated and then redeems all of the shares at the end of those periods. The Example also assumes that a shareholder's investment has a 5% return each year and that each Fund's operating expense levels remain the same as set forth in the corresponding expense table above. Although a shareholder's actual costs may be higher or lower, based on these assumptions the shareholder's costs would be:

----------------------------------------- ---------------- ---------------- -------------- --------------
                  FUND                       ONE YEAR        THREE YEARS     FIVE YEARS      TEN YEARS
----------------------------------------- ---------------- ---------------- -------------- --------------
----------------------------------------- ---------------- ---------------- -------------- --------------
CLASS A
----------------------------------------- ---------------- ---------------- -------------- --------------
----------------------------------------- ---------------- ---------------- -------------- --------------
JNL/Putnam Value Equity Fund                   $100             $312            $542          $1,201
----------------------------------------- ---------------- ---------------- -------------- --------------
----------------------------------------- ---------------- ---------------- -------------- --------------
CLASS B
----------------------------------------- ---------------- ---------------- -------------- --------------
----------------------------------------- ---------------- ---------------- -------------- --------------
JNL/Putnam Value Equity Fund                    $80             $249            $433           $966
----------------------------------------- ---------------- ---------------- -------------- --------------

-------------------------------------------------------------------------------------------------------------------
                                          PRO FORMA SHAREHOLDER EXPENSES
                                                   (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------
----------------------------------------------------- ---------------- -------------- -------------- --------------
                        FUND                             ONE YEAR       THREE YEARS    FIVE YEARS      TEN YEARS
----------------------------------------------------- ---------------- -------------- -------------- --------------
----------------------------------------------------- ---------------- -------------- -------------- --------------
CLASS A
----------------------------------------------------- ---------------- -------------- -------------- --------------
----------------------------------------------------- ---------------- -------------- -------------- --------------
JNL/Putnam Value Equity Fund                                $88            $274           $477          $1,061
----------------------------------------------------- ---------------- -------------- -------------- --------------
----------------------------------------------------- ---------------- -------------- -------------- --------------
CLASS B
----------------------------------------------------- ---------------- -------------- -------------- --------------
----------------------------------------------------- ---------------- -------------- -------------- --------------
JNL/Putnam Value Equity Fund                                $67            $211           $368           $822
----------------------------------------------------- ---------------- -------------- -------------- --------------

THE EXAMPLES ABOVE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RETURN OF SHARES OF THE FUNDS. ACTUAL EXPENSES AND ANNUAL RETURN MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist shareholders in understanding the expenses a shareholder in the Funds will bear. It does not reflect the expenses of the Variable Contracts or the separate accounts that invest in the Funds.

A  discussion  regarding  the basis for the approval by the Board of Trustees of
the  New   Sub-Advisory   Agreement  is  contained  under  "Board  of  Trustees'
Evaluation" below.

If the New Sub-Advisory Agreement is approved by shareholders of the Fund, it will take effect on or about January 16, 2007. Unless modified or terminated, the New Sub-Advisory Agreement will continue with respect to the Fund for two years, and thereafter from year to year but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Trustees who are not parties to the agreement or interested parties of any such party or by the affirmative vote if a majority of the outstanding shares of the Fund. The New Sub-Advisory Agreement also provides that it may be terminated at any time without penalty upon 60 days' notice by the Fund or JNAM or on written notice by PPM. The agreement automatically terminates in the event of its assignment.

If the New Sub-Advisory Agreement is approved by Fund shareholders, the name of the Fund will be changed to reflect that PPM will have become its sub-adviser.

PPM would utilize teams of investment professionals acting together to manage the assets of the Fund. The teams would meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams would adjust holdings in the portfolios as they deem appropriate in the pursuit of the Fund's investment objectives. PPM's Public Equity Group would supervise and manage the investment portfolio of the Fund and direct the purchase and sale of the Fund's investment securities. PPM's Public Equity Group, led since its inception in 1992 by Richard Brody, Executive Vice President and Head of Equity Management, currently manages approximately $6.5 billion in assets, including approximately $3.5 billion in large cap value assets for various institutional clients based in the U.S. and abroad.

From May 15, 1995, the Fund's inception date until May 1, 1997, PPM served as the Fund's sub-adviser.

With respect to portfolio security transactions, JNAM and PPM would attempt to achieve best execution and have complete freedom as to the markets in and the broker/dealers through which they seek this result. JNAM and PPM would be authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker to pay a brokerage commission (to the extent applicable) in excess of that which another broker might have charged for effecting the same transaction on account of the receipt of research, market or statistical information. The term "research, market or statistical information" may include (a) advice as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities and (b) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Higher commissions are authorized to be paid to firms that provide research services to the extent permitted by law. JNAM and PPM would be able to use this research information in managing the Fund's assets, as well as the assets of other clients. However, PPM currently does not plan to use soft dollars, engage in directed brokerage or engage in cross trades with client accounts it manages in connection with the Fund's securities transactions.

Any portfolio transaction for the Fund may be executed through brokers that are affiliated with the Fund, other Funds of the Trust, JNAM, and/or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated brokers is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

The  Fund  did  not  engage  in  any  brokerage   transactions  with  affiliated
broker-dealers during the fiscal year ended December 31, 2005.

BOARD OF TRUSTEES' EVALUATION

At a meeting on August 30, 2006, the Board, including all of the Independent Trustees, considered information relating to the New Sub-Advisory Agreement. In advance of the meeting, independent legal counsel for the Independent Trustees requested that certain information be provided to the Board relating to the New Sub-Advisory Agreement. The Board received, and had the opportunity to review, this and other material, ask questions and request further information in connection with its consideration. At the conclusion of the Board's discussion, the Board approved the New Sub-Advisory Agreement.

In reviewing the New Sub-Advisory Agreement and considering the information provided, the Board was advised by the Fund's outside legal counsel, and the Independent Trustees were advised by independent legal counsel. The Board considered the factors it deemed relevant, including principally: (1) the nature, quality and extent of the services to be provided, (2) the costs of the services to be provided, (3) whether economies of scale may be realized as the Fund grows and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale, and (4) other benefits that may accrue to PPM through its relationship with the Fund. The Board did not consider the investment performance of the Fund or PPM's profitability because PPM does not currently serve as the Fund's sub-adviser. In its deliberations, the Board, in exercising its business judgment, did not identify any single factor that alone was responsible for the Board's decision to approve the Agreement and the Sub-Advisory Agreements.

Before approving the New Sub-Advisory Agreement, the Independent Trustees met in executive session with their independent legal counsel to consider the materials provided by JNAM and the terms of the New Sub-Advisory Agreement. Based on its evaluation of those materials, the Board, including the interested and Independent Trustees, concluded that the New Sub-Advisory Agreement is fair and reasonable and in the best interests of the shareholders of the Fund. In reaching its conclusions, the Board considered the following:

NATURE, QUALITY AND EXTENT OF SERVICES

The Board examined the nature, quality and extent of the services to be provided by PPM, including investment research, security selection and monitoring compliance with the Fund's investment restrictions, policies and procedures. The Board considered JNAM's evaluation of PPM, as well as JNAM's recommendation, based on its review of PPM, to approve the New Sub-Advisory Agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PPM's key personnel who would be responsible for the day-to-day management of the Fund. The Board also reviewed information pertaining to PPM's organizational structure, senior management, financial stability, investment operations, and other relevant information. The Board considered compliance reports about PPM from the Fund's Chief Compliance Officer ("CCO").

Based on the foregoing, the Board concluded that the Fund is likely to benefit from the nature, extent and quality of the services to be provided by PPM under the New Sub-Advisory Agreement.

COSTS OF SERVICES

The  Board  reviewed  the  fee to be  paid to PPM  under  the  New  Sub-Advisory
Agreement. The Board compared the proposed fee to that of comparable funds managed by other advisers. The Board considered that the proposed fee was lower than the Fund's current sub-advisory fee. The Board also considered that while the Fund's sub-advisory fee is paid by JNAM (not the Fund) and, therefore, is neither a direct shareholder expense nor a direct influence on the Fund's total expense ratio, the Fund's total expense ratio under the New Sub-Advisory Agreement would decrease because JNAM had agreed to lower the Fund's advisory fee in order to pass the savings on to Fund shareholders.

ECONOMIES OF SCALE

The Board considered whether the proposed sub-advisory fee reflects the potential for economies of scale for the benefit of Fund shareholders. Based on information provided by JNAM, the Board noted that the Fund's fee arrangement contains breakpoints that decrease the fee rate as assets increase. In light of this, the Board concluded that it would be fair and reasonable and in the best interests of each Fund and its shareholders to approve the New Sub-Advisory Agreement.


OTHER BENEFITS

In evaluating the benefits that may accrue to PPM through its relationship with the Fund, the Board noted that PPM may develop additional investment advisory business with JNAM, the Fund's shareholders or PPM's other clients as a result of its relationship with the Fund. The Board also considered that PPM may use a portion of the Fund's portfolio brokerage transactions to obtain research. The Board relied on representations by JNAM, PPM, and the Fund's CCO, that PPM's compliance policies and procedures related to the use of "soft" commission dollars were consistent with regulatory requirements.

After full consideration of these and other factors, the Board concluded that approval of the New Sub-Advisory Agreement was fair and reasonable and in the best interests of the Fund and its shareholders. Accordingly, the Board, including the Independent Trustees, unanimously approved the New Sub-Advisory Agreement and voted to recommend that the Fund's shareholders approve this proposal.

REQUIRED VOTE

Approval of the New Sub-Advisory Agreement with PPM by a Fund will require the affirmative vote of a majority of the outstanding voting securities of the Fund, as that term is defined under the 1940 Act, which is the lesser of (a) a vote of 67% or more of the Fund shares whose holders are present or represented by proxy at the meeting if the holders of more than 50% of all outstanding Fund shares are present in person or represented by proxy at the meeting, or (b) a vote of more than 50% of all outstanding Fund shares.

If the New Sub-Advisory Agreement is approved by shareholders of the Fund, it will be implemented on or about January 16, 2007.

If the New Sub-Advisory Agreement is not approved by shareholders of the Fund, PPM will not become the sub-adviser to the Fund and the Fund's advisory fees will not be reduced as shown in the table beginning on page 20. In that case, the Board will consider what if any course of action should be taken. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the shareholders of the Fund to approve the New Sub-Advisory Agreement.

THE BOARD OF MANAGERS, INCLUDING THE INDEPENDENT MANAGERS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL 3.

                               OUTSTANDING SHARES

The Trustees have fixed the close of business on October 2, 2006, as the Record Date for the determination of the shareholders in each Fund entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of shares for each Fund:

--------------------------------------------------------------------------------- -------------------------
FUND                                                                                 SHARES OUTSTANDING
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/AIM Large Cap Growth Fund - Class A                                                     28,841,368.493
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/AIM Large Cap Growth Fund - Class B                                                         23,070.228
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/AIM Real Estate Fund - Class A                                                          13,492,090.168
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/AIM Real Estate Fund - Class B                                                              19,778.187
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/AIM Small Cap Growth Fund - Class A                                                      3,496,904.961
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/AIM Small Cap Growth Fund - Class B                                                         13,493.276
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Alger Growth Fund - Class A                                                             13,072,054.018
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Alger Growth Fund - Class B                                                                  9,251.246
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Eagle Core Equity Fund - Class A                                                        10,436,495.521
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Eagle Core Equity Fund - Class B                                                             9,605.763
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Eagle Small Cap Equity Fund - Class A                                                    7,749,036.775
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Eagle Small Cap Equity Fund - Class B                                                        9,527.711
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Franklin Templeton Income Fund - Class A                                                 4,940,884.336
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Franklin Templeton Income Fund - Class B                                                    10,298.987
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Franklin Templeton Small Cap Value Fund - Class A                                        9,341,418.564
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Franklin Templeton Small Cap Value Fund - Class B                                           19,165.494
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/FMR Balanced Fund - Class A                                                             12,947,714.684
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/FMR Balanced Fund - Class B                                                                 13,323.636
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/FMR Mid-Cap Equity Fund - Class A                                                       12,078,902.831
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/FMR Mid-Cap Equity Fund - Class B                                                            8,328.557
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Goldman Sachs Mid-Cap Value Fund - Class A                                              10,067,086.637
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Goldman Sachs Mid-Cap Value Fund - Class B                                                  15,906.775
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Goldman Sachs Short Duration Bond Fund - Class A                                        30,107,053.582
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Goldman Sachs Short Duration Bond Fund - Class B                                            10,004.611
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/JPMorgan International Equity Fund  - Class A                                           16,836,508.168
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/JPMorgan International Equity Fund - Class B                                               976,540.174
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/JPMorgan International Value Fund - Class A                                             30,730,463.585
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/JPMorgan International Value Fund - Class B                                                 26,850.430
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Lazard Mid-Cap Value Fund - Class A                                                     13,789,797.466
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Lazard Mid-Cap Value Fund - Class B                                                        193,012.367
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Lazard Emerging Markets Fund - Class A                                                   6,743,104.106
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Lazard Emerging Markets Fund - Class B                                                      13,545.313
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Lazard Small Cap Value Fund - Class A                                                   11,041,760.071
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Lazard Small Cap Value Fund - Class B                                                       19,409.968
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Mellon Capital Management S&P 500 Index Fund - Class A                                  44,019,815.189
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Mellon Capital Management S&P 500 Index Fund - Class B                                     760,340.946
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund - Class A                           23,998,098.779
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Mellon Capital Management S&P 400 MidCap Index Fund - Class B                              179,098.140
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Mellon Capital Management Small Cap Index Fund - Class A                                21,046,924.446
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Mellon Capital Management Small Cap Index Fund - Class B                                   175,523.097
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Mellon Capital Management International Index Fund - Class A                            27,387,050.101
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Mellon Capital Management International Index Fund - Class B                               352,909.353
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Mellon Capital Management Bond Index - Class A                                          20,726,198.292
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Mellon Capital Management Bond Index - Class B                                              56,118.651
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index - Class A                         7,345,206.029
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index - Class B                            24,965.248
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Oppenheimer Global Growth Fund - Class A                                                21,342,436.695
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Oppenheimer Global Growth Fund - Class B                                                    20,636.688
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Oppenheimer Growth Fund - Class A                                                        3,097,556.053
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Oppenheimer Growth Fund - Class B                                                           15,905.340
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/PIMCO Total Return Bond Fund - Class A                                                  59,033,935.027
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/PIMCO Total Return Bond Fund - Class B                                                     558,249.701
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Putnam Equity Fund - Class A                                                              6,586,969.44
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Putnam Equity Fund - Class B                                                                 6,345.166
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Putnam Value Equity Fund - Class A                                                       8,588,970.534
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Putnam Value Equity Fund - Class B                                                           6,183,681
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Putnam Mid-Cap Growth Fund - Class A                                                     4,001,509.497
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Putnam Mid-Cap Growth Fund - Class B                                                        17,815.220
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Select Balanced Fund - Class A                                                          24,429,610.645
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Select Balanced Fund - Class B                                                              13,324.402
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Select Global Growth Fund - Class A                                                      7,444,518.253
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Select Global Growth Fund - Class B                                                          7,294.952
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Select Large Cap Growth Fund - Class A                                                   8,983,094.226
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Select Large Cap Growth Fund - Class B                                                       7,647.043
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Select Money Market Fund - Class A                                                       273,537850.30
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Select Money Market Fund - Class B                                                        2,908,886.81
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Select Value Fund - Class A                                                             21,887,264.721
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Select Value Fund - Class B                                                                641,572.025
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/T. Rowe Price Established Growth Fund - Class A                                         33,618,284.143
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/T. Rowe Price Established Growth Fund - Class B                                          1,450,772.293
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund - Class A                                             20,068,282.552
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/T. Rowe Price Mid-Cap Growth Fund - Class B                                                798,574.590
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/T. Rowe Price Value Fund - Class A                                                      39,786,039.193
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/T. Rowe Price Value Fund - Class B                                                          21,651.559
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Western High Yield Bond Fund - Class A                                                  39,218,210.755
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Western High Yield Bond Fund - Class B                                                     521,657.684
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Western Strategic Bond Fund - Class A                                                   37,382,065.402
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Western Strategic Bond Fund - Class B                                                       17,973.045
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Western U.S. Government & Quality Bond Fund - Class A                                   20,711,571.406
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/Western U.S. Government & Quality Bond Fund - Class B                                       11,366.551
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/S&P Managed Growth Fund                                                                 84,022,250.451
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/S&P Managed Conservative Fund                                                           10,756,832.625
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/S&P Managed Moderate Growth Fund                                                        79,962,519.013
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/S&P Managed Moderate Fund                                                               24,315,957.065
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/S&P Managed Aggressive Growth Fund                                                      46,411,520.647
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/S&P Retirement Income Fund                                                                 682,795.477
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/S&P Retirement 2015 Fund                                                                   361,757.260
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/S&P Retirement 2020 Fund                                                                   135,003.429
--------------------------------------------------------------------------------- -------------------------
--------------------------------------------------------------------------------- -------------------------
JNL/S&P Retirement 2025 Fund                                                                    51,695.561
--------------------------------------------------------------------------------- -------------------------

As of October 2, 2006, the officers and Trustees of the Trust, as a group, owned less than 1% of the then outstanding shares of any Fund.

Because the shares of the Funds are sold only to Jackson, certain Funds of the Trust organized as fund-of-funds, and certain qualified retirement plans, Jackson, through its separate accounts which hold shares in the Trust as funding vehicles for Variable Contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. Shares of certain Funds are owned in part by the S&P/JNL Funds of the Trust, which are organized as "fund-of-funds" investing exclusively in other Funds of the Trust.

As of October 2, 2006, the following persons beneficially owned more than 5% of the shares of the Funds indicated below:

------------------------------------------- ----------------------------- ------------------------- ------------------
FUND                                        NAME AND ADDRESS                AMOUNT OF OWNERSHIP       PERCENTAGE OF
                                                                                                      SHARES OWNED
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/AIM LARGE CAP GROWTH FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      7,882,060.134             27.33%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      6,894,927.054             23.91%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      4,785,114.546             16.59%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Fund               Attn: Mark Nerud                      1,501,772.637              5.21%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/AIM LARGE CAP GROWTH FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     8,912.158             38.63%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/AIM REAL ESTATE FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      1,935,620.592             14.35%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Fund               Attn: Mark Nerud                      1,769,797.438             13.11%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      1,078,222.617              7.99%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/AIM REAL ESTATE FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    10,000                 50.56%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/AIM SMALL CAP GROWTH FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     8,292.081             61.45%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/ALGER GROWTH FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      2,168,983.387             16.60%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      1,822,819.951             13.94%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                        804,307.081              6.15%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/ALGER GROWTH FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     6,689.787             72.31%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/EAGLE CORE EQUITY FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                       209,4259.754             20.07%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      1,707,991.914             16.37%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      1,195,362.881             11.45%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/EAGLE CORE EQUITY FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     6,987.72              72.75%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/EAGLE SMALL-CAP EQUITY FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      1,461,761.775             18.86%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      1,099,041.931             14.18%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                        883,643..689            11.40%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/EAGLE SMALL-CAP EQUITY FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     5,399.570             56.67%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/FMR BALANCED FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    10,136.554             76.08%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/FMR MID-CAP EQUITY FUND - CLASS A (FORMERLY, JNL/FMR CAPITAL GROWTH FUND)

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      1,849,514.911             15.31%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      1,675,131.762             13.87%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      1,385,553.657             11.47%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/FMR MID-CAP EQUITY FUND - CLASS B (FORMERLY, JNL/FMR CAPITAL GROWTH FUND)

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     6,801.585             81.67%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------
JNL/FRANKLIN TEMPLETON INCOME FUND - CLASS A
----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                 1,521,531.1               30.79%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/FRANKLIN TEMPLETON INCOME FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    10,000.00              97.09%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      2,267,709.439             24.28%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      1,949,427.986             20.87%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      1,641,261.048             17.57%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/FRANKLIN TEMPLETON SMALL CAP VALUE FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    10,000.00              52.18%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/GOLDMAN SACHS MID-CAP VALUE FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      2,793,120.169             27.75%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      1,952,938.458             19.39%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      1,631,987.779             16.21%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/GOLDMAN SACHS MID-CAP VALUE FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    10,000.00              62.87%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/GOLDMAN SACHS SHORT DURATION BOND FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                     10,225,369.131             33.96%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      5,745,501.460             19.08%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Fund               Attn: Mark Nerud                      5,555,488.373             18.45%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      3,275,935.392             10.88%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Conservative Fund           Attn: Mark Nerud                      2,919,792.407              9.69%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/GOLDMAN SACHS SHORT DURATION BOND FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    10,000.00              99.95%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/JPMORGAN INTERNATIONAL EQUITY FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      2,813,594.598             16.71%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      2,233,947.863             13.27%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      1,524,799.437              9.06%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/JPMORGAN INTERNATIONAL VALUE FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      4,434,678.103             14.43%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      3,212,887.064             10.46%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      3,100,259.100             10.09%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/JPMORGAN INTERNATIONAL VALUE FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    10,913.884             40.65%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/LAZARD EMERGING MARKETS FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      2,245,954.268             33.31%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      1,916,301.906             28.42%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                        970,000.00              14.39%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/LAZARD EMERGING MARKETS FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    10,000.00              73.83%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/LAZARD SMALL CAP VALUE FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                   728,758.120              6.60%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/LAZARD SMALL CAP VALUE FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     8,423.138             43.40%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT BOND INDEX - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     9,713.866             17.31%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/MELLON CAPITAL MANAGEMENT ENHANCED S&P 500 STOCK INDEX FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    12,962.725             51.92%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/OPPENHEIMER GLOBAL GROWTH FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      3,857,307.061             18.07%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      2,758,649.327             12.93%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      2,155,800.416             10.10%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/OPPENHEIMER GLOBAL GROWTH FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     8,799.679             42.64%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/OPPENHEIMER GROWTH FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    12,355.564             77.68%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/PIMCO TOTAL RETURN BOND FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                     10,527,078.157             17.83%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      4,856,767.187              8.22%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Fund               Attn: Mark Nerud                      3,587,548.049              6.08%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM EQUITY FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                        507,021.601              7.70%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                        470,814.128              7.15%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM EQUITY FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     5,571.734             87.81%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM MID-CAP GROWTH FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    12,528.186             70.32%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/PUTNAM VALUE EQUITY FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     5,909.958             95.57%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/S&P MANAGED MODERATE FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                 1,358,944.336              5.59%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/S&P RETIREMENT 2020 FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    10,000.00               7.41%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/S&P RETIREMENT 2025 FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                    10,000.00              19.34%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/SELECT BALANCED FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     6,866.971             51.54%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/SELECT GLOBAL GROWTH FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      1,058,232.218             14.21%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                        800,596.059             10.75%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/SELECT GLOBAL GROWTH FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     5,772.183             79.13%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/SELECT LARGE CAP GROWTH FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                        930,910.795             10.36%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/SELECT LARGE CAP GROWTH FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     5,533.01              72.35%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/SELECT VALUE FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      5,771,442.039             26.37%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      3,614,503.126             16.51%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      3,394,049.549             15.51%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/T. ROWE PRICE ESTABLISHED GROWTH FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      5,553,111.684             16.52%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      4,511,464.569             13.42%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      3,149,680.795              9.37%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/T. ROWE PRICE MID-CAP GROWTH FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      2,134,825.396             10.64%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      1,688,552.074              8.41%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                      1,209,594.974              6.03%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/T. ROWE PRICE VALUE FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      7,432,296.766             18.68%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      5,527,432.780             13.89%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Aggressive Growth Fund      Attn: Mark Nerud                     4,4247,103.747             10.67%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/T. ROWE PRICE VALUE FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     7,752.267             35.80%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/WESTERN STRATEGIC BOND FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      6,534,742.821             17.48%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Growth Fund                 Attn: Mark Nerud                      5,133,698.707             13.73%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Fund               Attn: Mark Nerud                      2,523,665.636              6.75%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/WESTERN STRATEGIC BOND FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     9,131.191             50.80%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/WESTERN HIGH YIELD BOND FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      3,543,601.372              9.04%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      2,894,260.012             13.97%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Fund               Attn: Mark Nerud                      1,276,124.937              6.16%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     9,044.376             79.57%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND - CLASS A

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Growth Fund        Attn: Mark Nerud                      2,894,260.012             13.97%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
JNL/S&P Managed Moderate Fund               Attn: Mark Nerud                      1,276,124.937              6.16%
                                            225 W. Wacker Drive
                                            Suite 1200
                                            Chicago, Illinois 60606
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------

JNL/WESTERN U.S. GOVERNMENT & QUALITY BOND FUND - CLASS B

----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Jackson National Life                     9,044.376             79.57%
                                            Insurance Company (seed
                                            money) 1 Corporate Way Lansing, MI
                                            48951
------------------------------------------- ----------------------------- ------------------------- ------------------

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of October 2, 2006, the following person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund:

------------------------------------------- ----------------------------- ------------------------- ------------------
FUND                                        NAME AND ADDRESS                AMOUNT OF OWNERSHIP       PERCENTAGE OF
                                                                                                      SHARES OWNED
------------------------------------------- ----------------------------- ------------------------- ------------------
----------------------------------------------------------------------------------------------------------------------
JNL/S&P RETIREMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------
------------------------------------------- ----------------------------- ------------------------- ------------------
                                            Linda Hill                               42,007.118             31.12%
                                            6001 Pelican Bay Blvd.
                                            #603
                                            Naples, FL 341008
------------------------------------------- ----------------------------- ------------------------- ------------------

The S&P Funds noted above are Funds of the Trust. The address for the S&P Funds and Jackson National Life Insurance Company is 1 Corporate Way, Lansing, Michigan 48951.

                        INFORMATION ABOUT THE DISTRIBUTOR

The Trust's Distributor is JNLD, a wholly-owned subsidiary of Jackson. JNLD's principal offices are located at 8055 E. Tufts Avenue, Denver, Colorado 80237. JNLD is a wholly-owned subsidiary of Jackson.

                                 OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

         SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

The Board of Trustees has determined that the use of this joint Proxy Statement for each Fund is in the best interest of each Fund and its investors in light of the same matters being considered and voted on by the shareholders. In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, facsimile, telephone or personal contact by officers or employees of the Trust, JNAM or officers or employees of Jackson.

JNAM, as the Trust's Administrator, has retained the services of Management Information Services ("MIS"), 61 Accord Park Drive, Norwell, Massachusetts 02061, to assist in the solicitation of voting instructions. The anticipated cost of the services to be provided by MIS in connection with this proxy solicitation and a concurrent proxy solicitation being conducted by other members of the JNL Family of Funds is approximately $900,000.

The costs of printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract owner voting instructions, will be paid by JNAM. The Trust does not expect to bear any significant expenses in connection with the Meeting or the solicitation of proxies and voting instructions.

         PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS
                      FORM IS REQUESTED. A SELF-ADDRESSED,
             POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

/s/ Susan S. Rhee
Susan S. Rhee
Secretary

Dated: _______________, 2006
Lansing, Michigan

APPENDIX A

                                JNL SERIES TRUST
                           JNL INVESTORS SERIES TRUST
                              JNL VARIABLE FUND LLC
                            JNLNY VARIABLE FUND I LLC

                AUDIT COMMITTEE OF THE BOARD OF TRUSTEES/MANAGERS

                                     CHARTER

I.       PURPOSE

     The responsibilities of the Audit Committee are to assist the Board of Trustees/Managers (Funds' Board) in overseeing the Funds' independent accountants, accounting policies and procedures, and other areas relating to each Funds' auditing processes. The purposes of the Audit Committee is to assist Board oversight of (i) the integrity of the Funds' financial statements, (ii) the independent accountants' qualifications and independence, and (iii) the performance of the independent accountants.

     The function of the Audit Committee and the Board is oversight. Management of the Funds is responsible for the preparation, presentation and integrity of the Funds' financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit of the Funds' annual financial statements. The independent accountants are accountable to the Board and the Audit Committee, as representatives of the shareholders. The Board has the ultimate authority and responsibility to retain and terminate the Funds' independent accountants (subject, if applicable, to shareholder ratification).


     The Audit Committee will assist the Board by:


               1. Evaluating and assessing, and making recommendations to the Board regarding, the selection, retention or termination, as appropriate, of the Funds' independent accountants.

               2.   Monitoring the independence of the independent accountants.

               3. Considering whether the non-audit services provided by the Funds' independent accountants to the Funds, the Funds' investment adviser or any adviser affiliate that provides ongoing services to the Funds, are compatible with maintaining the independent accountants' independence;

               4. Reviewing and evaluating the qualifications and performance of the independent accountants, as well as the lead partner of the independent accountants;

               5. Evaluating and approving, if found appropriate, the terms of engagement of the Funds' independent accountants, including their fees and expenses.

               6. Pre-approving any accounting firm's engagement to render audit or non-audit services, as required by law, including applicable non-audit services provided to the Funds' investment manager and any entity in a control relationship with the investment manager that provides ongoing services to the Funds.

               7. Reviewing with the independent accountants, (i) the arrangements for, the scope of and the results of the annual audit and any special audits with the independent accountants; and (ii) the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of key service providers.

               8. Reviewing and discussing with the independent accountants, and management of the Funds, the Funds' annual financial statements and the independent accountant's opinion thereon as well as any reports or other financial information submitted to the public or to government agencies, including any certification, report, opinion, or review rendered by the independent accountants.

               9. Considering the independent accountants' and management's judgments about, the quality and appropriateness of the Funds' accounting and financial reporting policies and its internal controls.

               10. Reviewing with the Funds' principal executive officer and/or principal financial officer in connection with required certifications on form N-CSR any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any reported evidence of fraud involving management or other employees or employees of the investment adviser who have a significant role in the Funds' internal control over financial reporting.

               11. Reviewing, as appropriate and in consultation with management of the Funds and the independent accountants, reports or other communications submitted by the independent accountants, whether voluntary or mandated by law, including those relating to accounting policies and procedures applicable to the Funds as well as any management responses to comments relating to those policies and procedures.

               12. Discussing guidelines and policies governing the process by which management of the Funds and the relevant service providers of the Funds assess and manage the Funds' exposure to financial risk, and to discuss the Funds' most significant financial risk exposures and the steps management has taken to monitor and control such exposures.

               13. Reviewing any disagreement with management reported by the independent accountants in connection with the selection of accounting principles or the preparation of the financial statements.

               14. Investigating, when the Audit Committee deems it necessary, potential improprieties or improprieties in the Funds' operations.

               15. Establishing procedures for (i) the receipt, retention and treatment of complaints received by the Funds relating to accounting, internal accounting controls, or auditing matters, and (ii) the confidential, anonymous submission by employees of the Funds' investment adviser, administrator, principal underwriter, and any other provider of accounting related services for the Funds of concerns about accounting or auditing matters.

               16. Recommending to the Board, when the Audit Committee deems it advisable, that the independent accountants engage in specific studies and reports regarding auditing matters, accounting procedures, and tax and other matters.

               17. Meeting periodically with management of the Funds (outside the presence of the independent accountants) and with the independent accountants of the Funds (outside the presence of Fund management) to discuss any issues relating to the Funds' audited financial statements or otherwise arising from the Audit Committee's functions.

               18. Obtaining and reviewing, at least annually, a report by the Funds' independent accountants describing: (i) such independent accountants' internal quality-control procedures; and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more
                    independent   audits   carried   out  by  such   independent
                    accountants, and any steps taken to deal with any such issues.

               19. Reviewing policies followed by the Funds' investment adviser for hiring employees or former employees of the Funds' independent accountants.

               20.  Reporting regularly to the Board.

               21.  Conducting an annual self-evaluation.

               22.  Providing  an  open  avenue  of   communication   among  the
                    independent accountants, financial and senior management and the Board.

               23.  Performing  any  other   activities   consistent  with  this
                    Charter, the Funds' By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

               24.  Reviewing   and  updating  this  Charter   periodically   as
                    conditions dictate.

     The Chairman of the Audit Committee is authorized, on behalf of the Audit Committee, to pre-approve the engagement of the independent accountants previously approved by the full Audit Committee to provide, with respect to any newly established funds, the same types of audit and non-audit services on the same terms as the full Audit Committee previously approved for the existing funds. Individual projects that are not presented to the Audit Committee as part of the pre-approval process, will be subject to pre-approval by the Audit Committee Chair (or any other Audit Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $10,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

     The Audit  Committee  may act as a  Qualified  Legal  Compliance  Committee
(QLCC), as described in Section 205.2(k) of the rules of practice of the Securities and Exchange Commission (Commission), and in connection therewith have and exercise such authority and responsibility as the Board shall delegate to the Audit Committee by resolution. In acting as a QLCC, the Audit Committee shall adopt and maintain such written procedures as its deems appropriate for the confidential receipt, retention and consideration of any report of evidence of a material violation described in Section 205.3 of the rules of practice of the Commission.

     The Audit Committee will have the resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of any one or more of the Funds, as appropriate.

II.      COMPOSITION

     The Audit Committee shall be comprised of three or more of the Trustees or Managers of the Funds, none of whom is an "interested person" of the Funds as defined in section 2(a)(19) of the 1940 Act, and each of whom shall not accept directly or indirectly any consulting, advisory or other compensation fees from the Funds (other than fees for being a board member or member of the audit any other board committee). At least one member of the Audit Committee shall have a working familiarity with basic finance and accounting practices. The Board shall determine whether any member of the Audit Committee is an "audit committee financial expert," as defined by the Securities and Exchange Commission. Unless a Chair is elected by the Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.


III.     MEETINGS

     The Audit Committee shall meet as frequently as it deems necessary to discharge its duties, with or without prior written notice. The Audit Committee will meet at least annually with the Funds' management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.


     The Audit Committee may, if it deems appropriate, meet by telephone conference (or any other means by which each member of the Audit Committee may hear and be heard by the other members of the Audit Committee), and any action taken at such a meeting shall have the same effect as an action taken at a meeting held in person with due notice.


     The Audit Committee also may, if it deems appropriate, act by unanimous consent in writing without a meeting and, upon counterparts evidencing the written consent of each member of the Audit Committee being filed with the records of the Audit Committee, such action shall have the same effect as an action taken at a meeting held in person with due notice.



Adopted May 13, 2004, and amended December 13, 2005.

APPENDIX B-1

                             INVESTMENT ADVISORY AND
                              MANAGEMENT AGREEMENT

     This INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of January 31, 2001 between JNL SERIES TRUST, a Massachusetts business trust, (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations; and

     WHEREAS, the Trust on behalf of its investment series listed on Schedule A hereto ("Series") desires to retain Adviser to perform investment advisory services, on the terms and conditions set forth herein; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the Series on the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

                                 1. APPOINTMENT

     The Trust hereby appoints the Adviser to provide certain investment advisory services to the Series for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Trust designates one or more series other than the Series with respect to which the Trust wishes to retain the Adviser to render investment advisory services hereunder, it shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement.

                                    2. DUTIES

     The Adviser shall manage the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Series, effecting purchases and sales of securities on behalf of each Series (and determining how voting and other rights with respect to securities owned by each Series shall be exercised). The management of the Series by the Adviser shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and principles for each Series set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Series) and such executive and other personnel as shall be necessary for the operations of each Series, (ii) be responsible for the financial and accounting records required to be maintained by each Series (including those maintained by the Trust's custodian), and (iii) oversee the performance of services provided to each Series by others, including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Trust acknowledges that the Adviser also acts as the investment adviser of other investment companies.

     With respect to the PPM America/JNL Money Market Series, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

     The Adviser may delegate certain of its duties under this Agreement with respect to a Series to a sub-adviser or sub-advisers, subject to the approval of the Trustees, by entering into sub-advisory agreements (the "Sub-Advisory Agreements") with one or more sub-advisers. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefor. Consistent with the provisions of the Act and any applicable exemption thereto, the Trust may enter into Sub-Advisory Agreements or amend Sub-Advisory Agreements without the approval of the shareholders of the affected Series.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any Series in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Series shall include the compensation of Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Series transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Trust, the Trust agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

                                   3. EXPENSES

     The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to direct charges relating to the purchase and sale of Series securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder recordkeeping and shareholder account service, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

                                 4. COMPENSATION

     As compensation for services performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, a fee, accrued daily and payable monthly on the average daily net assets in the Series, in accordance with Schedule B.

     Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                       5. PURCHASE AND SALE OF SECURITIES

     The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including affiliated brokers or dealers) as the Adviser shall deem appropriate to carry out the policies with respect to Series transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

     Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

                              6. TERM OF AGREEMENT

     This Agreement will become effective as to a Series upon execution or, if later, the date that initial capital for such Series is first provided to it. If approved by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Trust, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year, PROVIDED such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.


                                 7. TERMINATION

     This Agreement may be terminated at any time as to a Series, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Series on sixty
(60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                   8. REPORTS

     The Adviser shall report to the Trustees, or to any committee or officers of the Trust acting pursuant to the authority of the Trustees, at such times and in such detail as shall be reasonable and as the Trustees may deem appropriate in order to enable the Trustees to determine that the investment policies of each Series are being observed and implemented and that the obligations of the Adviser under this Agreement are being fulfilled. Any investment program undertaken by the Adviser pursuant to this Agreement and any other activities undertaken by the Adviser on behalf of the Trust shall at all times be subject to any directives of the Trustees or any duly constituted committee or officer of the Trust acting pursuant to the authority of the Trustees.

     The Adviser shall furnish all such information as may reasonably be necessary for the Trustees to evaluate the terms of this Agreement.

                                   9. RECORDS

     The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements required to be filed pursuant to the Act and for the Trust's auditor's certification relating thereto. The Trust and the Adviser agree that in furtherance of the recordkeeping responsibilities of the Trust under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Series.

     The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Series shall, at all times, remain the property of the Trust.

                        10. LIABILITY AND INDEMNIFICATION

     In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser), Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Trust shall indemnify Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser) from any liability arising from Adviser's conduct under this Agreement.

     Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for the undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                                11. MISCELLANEOUS

     Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Series, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Series to satisfy such claim and shall have no recourse against the assets of any other Series for such purpose.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                          JNL SERIES TRUST

Attest:  /s/ Susan S. Rhee                By:/s/ Andrew B. Hopping
         ----------------------------        ---------------------------------
         Susan S. Rhee                       Andrew B. Hopping
         Assistant Secretary                 President

                                          JACKSON NATIONAL ASSET MANAGEMENT, LLC


Attest:  /s/ Susan S. Rhee                By:/s/ Mark D. Nerud
         ---------------------------         -----------------------------------
         Susan S. Rhee                       Mark D. Nerud
         Secretary                           Chief Financial Officer

                                   SCHEDULE A
                             DATED JANUARY 31, 2001
                                    (Series)

                JNL/Alger Growth Series
                JNL/Alliance Growth Series
                JNL/Eagle Core Equity Series
                JNL/Eagle SmallCap Equity Series
                JNL/J.P. Morgan Enhanced S&P(R) 500 Stock Index Series
                JNL/J.P. Morgan International & Emerging Markets Series JNL/Janus Aggressive Growth Series
                JNL/Janus Balanced Series
                JNL/Janus Capital Growth Series
                JNL/Janus Global Equities Series
                JNL/Janus Growth & Income Series
                JNL/PIMCO Total Return Bond Series
                JNL/Putnam Growth Series
                JNL/Putnam International Growth Series
                JNL/Putnam Midcap Growth Series
                JNL/Putnam Value Equity Series
                JNL/S&P Conservative Growth Series I
                JNL/S&P Moderate Growth Series I
                JNL/S&P Aggressive Growth Series I
                JNL/S&P Very Aggressive Growth Series I
                JNL/S&P Equity Growth Series I
                JNL/S&P Equity Aggressive Growth Series I
                JNL/S&P Conservative Growth Series II
                JNL/S&P Moderate Growth Series II
                JNL/S&P Aggressive Growth Series II
                JNL/S&P Very Aggressive Growth Series II
                JNL/S&P Equity Growth Series II
                JNL/S&P Equity Aggressive Growth Series II
                JNL/S&P Conservative Growth Series
                JNL/S&P Moderate Growth Series JNL.S&P Aggressive Growth Series Lazard/JNL Mid Cap Value Series
                Lazard/JNL Small Cap Value Series
                PPM America/JNL Balanced Series
                PPM America/JNL High Yield Bond Series
                PPM America/JNL Money Market Series
                Salomon Brothers/JNL Balanced Series
                Salomon Brothers/JNL Global Bond Series
                Salomon Brothers/JNL High Yield Bond Series
                Salomon Brothers/JNL U.S. Government & Quality Bond Series
                T. Rowe Price/JNL Established Growth Series
                T. Rowe Price/JNL Mid-Cap Growth Series
                T. Rowe Price/JNL Value Series

                                   SCHEDULE B
                             DATED JANUARY 31, 2001
                                 (Compensation)


------------------------------------------------ ------------------------------------- -------------------------
                                                                                             ADVISORY FEE
                                                                                          (ANNUAL RATE BASED
                                                                                        ON AVERAGE NET ASSETS
SERIES                                           ASSETS                                    OF EACH SERIES)
------------------------------------------------ ------------------------------------- -------------------------
JNL/Alger Growth Series                          $0 to $300 million                                 .975%
                                                 $300 million to $500 million                        .95%
                                                 Over $500 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/Alliance Growth Series                       $0 to $250 million                                 .775%
                                                 Over $250 million                                   .70%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/Eagle Core Equity Series                     $0 to $50 million                                   .90%
                                                 $50 million to $300 million                         .85%
                                                 Over $300 million                                   .75%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/Eagle SmallCap Equity Series                 $0 to $150 million                                  .95%
                                                 $150 million to $500 million                        .90%
                                                 Over $500 million                                   .85%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/J.P. Morgan Enhanced S&P(R) 500 Stock Index  $0 to $25 million                                   .80%
Series                                           Over $25 million                                    .75%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/J.P. Morgan International & Emerging         $0 to $50 million                                  .975%
Markets Series                                   $50 million to $200 million                         .95%
                                                 $200 million to $350 million                        .90%
                                                 Over $350 million                                   .85%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/Janus Aggressive Growth Series               $0 to $150 million                                  .95%
                                                 $150 million to $300 million                        .90%
                                                 Over $300 million                                   .85%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/Janus Balanced Series                        $0 to $300 million                                  .95%
                                                 Over $300 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/Janus Capital Growth Series                  $0 to $150 million                                  .95%
                                                 $150 million to $300 million                        .90%
                                                 Over $300 million                                   .85%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/Janus Global Equities Series                 $0 to $150 million                                 1.00%
                                                 $150 million to $300 million                        .95%
                                                 Over $300 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/Janus Growth & Income Series                 $0 to $300 million                                  .95%
                                                 Over $300 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/PIMCO Total Return Bond Series               All assets                                          .70%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/Putnam Growth Series                         $0 to $150 million                                   90%
                                                 $150 million to $300 million                        .85%
                                                 Over $300 million                                   .80%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/Putnam International Growth Series           $0 to $50 million                                  1.10%
                                                 $50 million to $150 million                        1.05%
                                                 $150 million to $300 million                       1.00%
                                                 $300 million to $500 million                        .95%
                                                 Over $500 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/Putnam Midcap Growth Series                  $0 to $300 million                                  .95%
                                                 Over $300 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/Putnam Value Equity Series                   $0 to $150 million                                  .90%
                                                 $150 million to $300 million                        .85%
                                                 Over $300 million                                   .80%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Conservative Growth Series I             $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Moderate Growth Series I                 $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Aggressive Growth Series I               $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Very Aggressive Growth Series I          $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Growth Series I                   $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Aggressive Growth Series I        $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Conservative Growth Series II            $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Moderate Growth Series II                $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Aggressive Growth Series II              $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Very Aggressive Growth Series II         $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Growth Series II                  $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Aggressive Growth Series II       $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Conservative Growth Series               $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Moderate Growth Series                   $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Aggressive Growth Series                 $0 to $500 million                                  .20%
                                                 Over $500 million                                   .15%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
Lazard/JNL Mid Cap Value Series                  $0 to $150 million                                 .975%
                                                 $150 million to $300 million                       .925%
                                                 Over $300 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
Lazard/JNL Small Cap Value Series                $0 to $50 million                                  1.05%
                                                 $50 million to $150 million                        1.00%
                                                 $150 million to $300 million                       .975%
                                                 Over $300 million                                  .925%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
PPM America/JNL Balanced Series                  $0 to $50 million                                   .75%
                                                 $50 million to $150 million                         .70%
                                                 $150 million to $300 million                       .675%
                                                 $300 million to $500 million                        .65%
                                                 Over $500 million                                  .625%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
PPM America/JNL High Yield Bond Series           $0 to $50 million                                   .75%
                                                 $50 million to $150 million                         .70%
                                                 $150 million to $300 million                       .675%
                                                 $300 million to $500 million                        .65%
                                                 Over $500 million                                  .625%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
PPM America/JNL Money Market Series              $0 to $150 million                                  .60%
                                                 $150 million to $300 million                       .575%
                                                 $300 million to $500 million                        .55%
                                                 Over $500 million                                  .525%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
Salomon Brothers/JNL Balanced Series             $0 to $50 million                                   .80%
                                                 $50 million to $100 million                         .75%
                                                 Over $100 million                                   .70%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
Salomon Brothers/JNL Global Bond Series          $0 to $150 million                                  .85%
                                                 $150 million to $500 million                        .80%
                                                 Over $500 million                                   .75%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
Salomon Brothers/JNL High Yield Bond Series      $0 to $50 million                                   .80%
                                                 $50 million to $100 million                         .75%
                                                 Over $100 million                                   .70%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
Salomon Brothers/JNL U.S. Government & Quality   $0 to $150 million                                  .70%
Bond Series                                      $150 million to $300 million                        .65%
                                                 $300 million to $500 million                        .60%
                                                 Over $500 million                                   .55%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
T. Rowe Price/JNL Established Growth Series      $0 to $150 million                                  .85%
                                                 Over $150 million                                   .80%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
T. Rowe Price/JNL Mid-Cap Growth Series          $0 to $150 million                                  .95%
                                                 Over $150 million                                   .90%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
T. Rowe Price/JNL Value Series                   $0 to $300 million                                  .90%
                                                 Over $300 million                                   .85%
------------------------------------------------ ------------------------------------- -------------------------

APPENDIX B-2
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, two new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the JNL/Oppenheimer Global Growth Series and JNL/Oppenheimer Growth Series.

     2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

                  JNL/Oppenheimer Global Growth Series.................         $0 to $300 million       0.90%
                                                                                Over $300 million        0.80%

                  JNL/Oppenheimer Growth Series........................         $0 to $300 million       0.90%
                                                                                Over $300 million        0.80%

     3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 22nd day of February, 2001.

                  JNL SERIES TRUST


                  By:    /s/Andrew B. Hopping
                       ------------------------------------------------

                  Name:    ANDREW B. HOPPING
                         ----------------------------

                  Title:            PRESIDENT
                          ---------------------------------------------


                  JACKSON NATIONAL ASSET
                  MANAGEMENT, LLC


                  By:  /s/Mark D. Nerud
                       ------------------------------------------------

                  Name:    MARK D. NERUD
                         ----------------------------

                  Title:            CHIEF FINANCIAL OFFICER
                          ------------------------------------

APPENDIX B-3
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, three new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the AIM/JNL Value II Series, AIM/JNL Small Cap Growth Series and AIM/JNL Large Cap Growth Series.

     2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

                  AIM/JNL Value II Series..............................         $0 to $300 million         .95%
                                                                                Over $300 million          .90%

                  AIM/JNL Small Cap Growth Series......................         $0 to $300 million        1.05%
                                                                                Over $300 million         1.00%

                  AIM/JNL Large Cap Growth Series......................         $0 to $300 million        1.00%
                                                                                Over $300 million          .95%

     3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 9th day of August, 2001.

                JNL SERIES TRUST


                By:  /s/ Andrew B. Hopping
                     ------------------------------------------------

                Name:    ANDREW B. HOPPING
                       ----------------------------

                Title:            PRESIDENT
                        ---------------------------------------------


                JACKSON NATIONAL ASSET
                MANAGEMENT, LLC


                By:  /s/ Mark D. Nerud
                     ------------------------------------------------

                Name:    MARK D. NERUD
                       ----------------------------

                Title:            CHIEF FINANCIAL OFFICER
                        ------------------------------------

APPENDIX B-4
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, eight new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the Mellon Capital Management/JNL S&P 500 Index Series, Mellon Capital Management/JNL S&P 400 Mid Cap Index Series, Mellon Capital Management/JNL Small Cap Index Series, Mellon Capital Management/JNL International Index Series, Mellon Capital Management/JNL Bond Index Series, S&P/JNL Core Index 100 Series, S&P/JNL Core Index 50 Series, and S&P/JNL Core Index 75.

     2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

         Mellon Capital Management/JNL S&P 500 Index Series............$0 to $500 million         .50%
                                                                       Over $500 million          .45%

         Mellon Capital Management/JNL S&P 400 Mid Cap Index Series....$0 to $500 million         .50%
                                                                       Over $500 million          .45%

         Mellon Capital Management/JNL Small Cap Index Series..........$0 to $500 million         .50%
                                                                       Over $500 million          .45%

         Mellon Capital Management/JNL International Index Series......$0 to $500 million         .50%
                                                                       Over $500 million          .45%

         Mellon Capital Management/JNL Bond Index Series...............$0 to $500 million         .50%
                                                                       Over $500 million          .45%

         S&P/JNL Core Index 100 Series.................................$0 to $500 million         .20%
                                                                       Over $500 million          .15%

         S&P/JNL Core Index 50 Series..................................$0 to $500 million         .20%
                                                                       Over $500 million          .15%

         S&P/JNL Core Index 75 Series..................................$0 to $500 million         .20%
                                                                       Over $500 million          .15%

     3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 7th day of November, 2001.

JNL SERIES TRUST                               JACKSON NATIONAL ASSET
                                               MANAGEMENT, LLC


By:  /s/ Andrew B. Hopping                     By: /s/ Mark D. Nerud
     ---------------------------------------   --------------------------------
Name:    ANDREW B. HOPPING                     Name:  MARK D. NERUD
Title:   PRESIDENT                             Title:   CHIEF FINANCIAL OFFICER

APPENDIX B-5
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, the advisory fees for the S&P/JNL Series will be amended; and

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Core Index 100 Series                    $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Core Index 50 Series                     $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Core Index 75 Series                     $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Conservative Growth Series I             $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Moderate Growth Series I                 $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Aggressive Growth Series I               $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Very Aggressive Growth Series I          $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Growth Series I                   $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Aggressive Growth Series I        $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Conservative Growth Series II            $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Moderate Growth Series II                $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------

------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Aggressive Growth Series II              $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Very Aggressive Growth Series II         $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Growth Series II                  $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Equity Aggressive Growth Series II       $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Conservative Growth Series               $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Moderate Growth Series                   $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
JNL/S&P Aggressive Growth Series                 $0 to $500 million                                  .15%
                                                 Over $500 million                                   .10%
------------------------------------------------ ------------------------------------- -------------------------

     2. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 14th day of February, 2002.
                            JNL SERIES TRUST


                            By:      /s/ Andrew B. Hopping
                                 ----------------------------------------------

                            Name:    ANDREW B. HOPPING
                                   --------------------------------------------

                            Title:   PRESIDENT
                                    -------------------------------------------


                            JACKSON NATIONAL ASSET
                            MANAGEMENT, LLC


                            By:      /s/ Mark D. Nerud
                                 ----------------------------------------------

                            Name:    MARK D. NERUD
                                   --------------------------------------------

                            Title:   CHIEF FINANCIAL OFFICER
                                    -------------------------------------------

APPENDIX B-6
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, the advisory fees for the Janus/JNL Aggressive Growth Fund, Janus/JNL Capital Growth Fund, Janus/JNL Balanced, Fund and the Janus/JNL Growth & Income Fund will be amended; and

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

------------------------------------------------ ------------------------------------- -------------------------
Janus/JNL Aggressive Growth Fund                 $0 to $150 million                                  .95%
                                                 $150 million to $250 million                        .90%
                                                 $250 million to $750 million                        .85%
                                                 $750 million to $1.5 billion                        .80%
                                                 Over $1.5 billion                                   .75%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
Janus/JNL Balanced Fund                          $0 to $150 million                                  .95%
                                                 $150 million to $250 million                        .95%
                                                 $250 million to $750 million                        .90%
                                                 $750 million to $1.5 billion                        .85%
                                                 Over $1.5 billion                                   .80%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
Janus/JNL Capital Growth Fund                    $0 to $150 million                                  .95%
                                                 $150 million to $250 million                        .90%
                                                 $250 million to $750 million                        .85%
                                                 $750 million to $1.5 billion                        .80%
                                                 Over $1.5 billion                                   .75%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
Janus/JNL Growth & Income Fund                   $0 to $150 million                                  .95%
                                                 $150 million to $250 million                        .95%
                                                 $250 million to $750 million                        .90%
                                                 $750 million to $1.5 billion                        .85%
                                                 Over $1.5 billion                                   .80%
------------------------------------------------ ------------------------------------- -------------------------

     2. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

                                REPRESENTATIONS

     Adviser represents that it will not reduce the quality or quantity of its services to the Trust under the Agreement as a result of the reduced fee schedule contained in this Amendment.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 16th day of May, 2002.

                        JNL SERIES TRUST


                        By:      /s/ Andrew B. Hopping
                             ------------------------------------------------

                        Name:    ANDREW B. HOPPING
                               ----------------------------

                        Title:   PRESIDENT
                                ---------------------------------------------


                        JACKSON NATIONAL ASSET
                        MANAGEMENT, LLC


                        By:      /s/ Mark D. Nerud
                             ------------------------------------------------

                        Name:    MARK D. NERUD
                               ----------------------------

                        Title:   CHIEF FINANCIAL OFFICER
                                ------------------------------------

APPENDIX B-7
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, one new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the PPM America/JNL Value Fund.

     2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

                  PPM America/JNL Value Fund...........................         $0 to $300 million         .75%
                                                                                $300-$500 million          .70%
                                                                                Over $500 million          .65%

     3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 16th day of May, 2002.

                  JNL SERIES TRUST


                  By:      /s/ Andrew B. Hopping
                       ------------------------------------------------

                  Name:    ANDREW B. HOPPING
                         ----------------------------

                  Title:   PRESIDENT
                          ---------------------------------------------


                  JACKSON NATIONAL ASSET
                  MANAGEMENT, LLC


                  By:      /s/ Mark D. Nerud
                       ------------------------------------------------

                  Name:    MARK D. NERUD
                         ----------------------------

                  Title:   CHIEF FINANCIAL OFFICER
                          ------------------------------------

APPENDIX B-8
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This Amendment is made as of September 30, 2002, between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

                                   BACKGROUND

     A. The Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     B.   The parties wish to amend the Advisory Agreement.

                                    AMENDMENT

     The parties agree as follows:

     1. That the name of the J.P. Morgan/JNL International & Emerging Markets Series be changed to the JPMorgan/JNL International Value Fund.

     2. That the name of the J.P. Morgan/JNL Enhanced S&P 500 Stock Index Series be changed to the JPMorgan/JNL Enhanced S&P 500 Stock Index Fund.

     3. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Andrew B. Hopping                          By:      /s/ Mark D. Nerud
Name:    Andrew B. Hopping                              Name:    Mark D. Nerud
Title:   President and Chief Executive Officer          Title:   Chief Financial Officer

APPENDIX B-9
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This Amendment is made as of December 15, 2003, between JNL Series Trust, a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS, in order to reflect a change in sub-adviser, the names of certain Funds have been changed; and

     WHEREAS, in connection with the change in sub-adviser, the advisory fees for the JNL/Curian Enhanced S&P 500 Index Fund, JNL/Curian S&P 500 Index Stock Fund, JNL/Curian S&P 400 Mid Cap Index Fund, JNL/Curian Small Cap Index Fund and JNL/PPM America Money Market Fund will be reduced; and

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

     1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated December 15, 2003, attached hereto.

     2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated December 15, 2003, attached hereto.

     3. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Robert A. Fritts                           By:      /s/ Mark D.Nerud
Name:    Robert A. Fritts                               Name:    Mark D. Nerud
Title:   President and Chief Executive Officer          Title:   Chief Financial Officer

                                   SCHEDULE A
                             DATED DECEMBER 15, 2003

JNL/AIM Large Cap Growth Fund
JNL/AIM Premier Equity II Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Alliance Capital Growth Fund
JNL/Curian Enhanced S&P 500 Stock Index Fund
JNL/Curian S&P 500 Index Fund
JNL/Curian S&P 400 Mid Cap Index Fund
JNL/Curian Small Cap Index Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/JPMorgan International Value Fund
JNL/Janus Aggressive Growth Fund
JNL/Janus Balanced Fund
JNL/Janus Capital Growth Fund
JNL/Janus Global Equities Fund
JNL/Janus Growth & Income Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Balanced Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Money Market Fund
JNL/PPM America Value Fund
JNL/Putnam Equity Fund
JNL/Putnam International Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/S&P Conservative Growth Fund I
JNL/S&P Moderate Growth Fund I
JNL/S&P Aggressive Growth Fund I
JNL/S&P Very Aggressive Growth Fund I
JNL/S&P Equity Growth Fund I
JNL/S&P Equity Aggressive Growth Fund I
JNL/S&P Conservative Growth Fund II
JNL/S&P Moderate Growth Fund II
JNL/S&P Aggressive Growth Fund II
JNL/S&P Very Aggressive Growth Fund II
JNL/S&P Equity Growth Fund II
JNL/S&P Equity Aggressive Growth Fund II
JNL/S&P Aggressive Growth Fund
JNL/S&P Conservative Growth Fund
JNL/S&P Moderate Growth Fund
JNL/S&P Core Index 100 Fund
JNL/S&P Core Index 75 Fund
JNL/S&P Core Index 50 Fund
JNL/Salomon Brothers Balanced Fund
JNL/Salomon Brothers Global Bond Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund

                                   SCHEDULE B
                             DATED DECEMBER 15, 2003


                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                           ASSETS                                                 OF EACH FUND)

JNL/AIM Large Cap Growth Fund                  $0 to $300 million                                              .80%
                                               Over $300 million                                               .75%

JNL/AIM Premier Equity II Fund                 $0 to $300 million                                              .75%
                                               Over $300 million                                               .70%

JNL/AIM Small Cap Growth Fund                  $0 to $300 million                                              .85%
                                               Over $300 million                                               .80%

JNL/Alger Growth Fund                          $0 to $300 million                                             .775%
                                               $300 million to $500 million                                    .75%
                                               Over $500 million                                               .70%

JNL/Alliance Capital Growth Fund               $0 to $250 million                                             .575%
                                               Over $250 million                                               .50%

JNL/Curian Enhanced S&P 500 Stock Index Fund   $0 to $25 million                                               .57%
                                               Over $25 million                                                .52%

JNL/Curian S&P 500 Index Fund                  $0 to $500                                                      .29%
                                               million                                                         .24%
                                               Over $500 million

JNL/Curian S&P 400 Mid Cap Index Fund          $0 to $500 million                                              .29%
                                               Over $500 million                                               .24%

JNL/Curian Small Cap Index Fund                $0 to $500 million                                              .29%
                                               Over $500 million                                               .24%

JNL/Eagle Core Equity Fund                     $0 to $50 million                                               .70%
                                               $50 million to $300 million                                     .65%
                                               Over $300 million                                               .55%

JNL/Eagle SmallCap Equity Fund                 $0 to $150 million                                              .75%
                                               $150 million to $500 million                                    .70%
                                               Over $500 million                                               .65%

JNL/JPMorgan International Value Fund          $0 to $50 million                                              .775%
                                               $50 million to $200 million                                     .75%
                                               $200 million to $350 million                                    .70%
                                               Over $350 million                                               .65%

JNL/Janus Aggressive Growth Fund               $0 to $150 million                                              .75%
                                               $150 million to $250 million                                    .70%
                                               $250 million to $750 million                                    .65%
                                               $750 million to $1.5 billion                                    .60%
                                               Over $1.5 billion                                               .55%

JNL/Janus Balanced Fund                        $0 to $250 million
                                               $250 million to $750 million                                    .75%
                                               $750 million to $1.5 billion                                    .70%
                                               Over $1.5 billion                                               .65%

                                                                                                               .60%

JNL/Janus Capital Growth Fund                  $0 to $150 million                                              .75%
                                               $150 million to $250 million                                    .70%
                                               $250 million to $750 million                                    .65%
                                               $750 million to $1.5 billion                                    .60%
                                               Over $1.5 billion                                               .55%

JNL/Janus Global Equities Fund                 $0 to $150 million                                              .80%
                                               $150 million to $300 million                                    .75%
                                               Over $300 million                                               .70%

JNL/Janus Growth & Income Fund                 $0 to $250 million                                              .75%
                                               $250 million to $750 million                                    .70%
                                               $750 million to $1.5 billion                                    .65%
                                               Over $1.5 billion                                               .60%

JNL/Lazard Mid Cap Value Fund                  $0 to $150 million
                                               $150 million to $300 million                                   .775%
                                               Over $300 million                                              .725%
                                                                                                               .70%
JNL/Lazard Small Cap Value Fund                $0 to $50 million                                               .85%
                                               $50 million to $150 million                                     .80%
                                               $150 million to $300 million                                   .775%
                                               Over $300 million                                              .725%

JNL/Mellon Capital Management International    $0 to $500 million                                              .30%
Index Fund                                     Over $500 million                                               .25%

JNL/Mellon Capital Management Bond Index Fund  $0 to $500 million                                              .30%
                                               Over $500 million                                               .25%

JNL/Oppenheimer Global Growth Fund             $0 to $300 million                                              .70%
                                               Over $300 million                                               .60%

JNL/Oppenheimer Growth Fund                    $0 to $300 million                                              .70%
                                               Over $300 million                                               .60%

JNL/PIMCO Total Return Bond Fund               All assets                                                      .50%

JNL/PPM America Balanced Fund                  $0 to $50 million                                               .55%
                                               $50 million to $150 million                                     .50%
                                               $150 million to $300 million                                   .475%
                                               $300 million to $500 million                                    .45%
                                               Over $500 million                                              .425%

JNL/PPM America High Yield Bond Fund           $0 to $50 million                                               .55%
                                               $50 million to $150 million                                     .50%
                                               $150 million to $300 million                                   .475%
                                               $300 million to $500 million                                    .45%
                                               Over $500 million                                              .425%

JNL/PPM America Money Market Fund              $0 to $500 million                                              .30%
                                               Over $500 million                                               .25%

JNL/PPM America Value Fund                     $0 to $300 million                                              .55%
                                               $300 million to $500 million                                    .50%
                                               Over $500 million                                               .45%

JNL/Putnam Equity Fund                         $0 to $150 million                                              .70%
                                               $150 million to $300 million                                    .65%
                                               Over $300 million                                               .60%

JNL/Putnam International Equity Fund           $0 to $50 million                                               .90%
                                               $50 million to $150 million                                     .85%
                                               $150 million to $300 million                                    .80%
                                               $300 million to $500 million                                    .75%
                                               Over $500 million                                               .70%

JNL/Putnam Midcap Growth Fund                  $0 to $300 million                                              .75%
                                               Over $300 million                                               .70%

JNL/Putnam Value Equity Fund                   $0 to $150 million                                              .70%
                                               $150 million to $300 million                                    .65%
                                               Over $300 million                                               .60%

JNL/S&P Conservative Growth Fund I             $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Moderate Growth Fund I                 $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Aggressive Growth Fund I               $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Very Aggressive Growth Fund I          $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Equity Growth Fund I                   $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Equity Aggressive Growth Fund I        $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Conservative Growth Fund II            $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Moderate Growth Fund II                $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Aggressive Growth Fund II              $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Very Aggressive Growth Fund II         $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Equity Growth Fund II                  $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Equity Aggressive Growth Fund II       $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Conservative Growth Fund               $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Moderate Growth Fund                   $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Aggressive Growth Fund                 $0 to $500 million                                              .15%
                                               Over $500 million
                                                                                                               .10%

JNL/S&P Core Index 100 Fund                    $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Core Index 75 Fund                     $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/S&P Core Index 50 Fund                     $0 to $500 million                                              .15%
                                               Over $500 million                                               .10%

JNL/Salomon Brothers Balanced Fund             $0 to $50 million                                               .60%
                                               $50 million to $100 million                                     .55%
                                               Over $100 million                                               .50%

JNL/Salomon Brothers Global Bond Fund          $0 to $150 million                                              .65%
                                               $150 million to $500 million                                    .60%
                                               Over $500 million                                               .55%

JNL/Salomon Brothers High Yield Bond Fund      $0 to $50 million                                               .60%
                                               $50 million to $100million                                      .55%
                                               Over $100 million                                               .50%

JNL/Salomon Brothers U.S. Government &         $0 to $150 million                                              .50%
Quality Bond Fund                              $150 million to $300 million                                    .45%
                                               $300 million to $500 million                                    .40%
                                               Over $500 million                                               .35%

JNL/T. Rowe Price Established Growth Fund      $0 to $150 million                                              .65%
                                               Over $150 million                                               .60%

JNL/T. Rowe Price Mid-Cap Growth Fund          $0 to $150 million                                              .75%
                                               Over $150 million                                               .70%

JNL/T. Rowe Price Value Fund                   $0 to $300 million                                              .70%
                                               Over $300 million                                               .65%

APPENDIX B-10
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Asset Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Investment Advisory and Management Agreement dated January 31, 2001 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, the advisory fees for the S&P/JNL Series will be amended; and

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:


------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Core Index 100 Fund                             $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Core Index 50 Fund                              $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Core Index 75 Fund                              $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Conservative Growth Fund I                      $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Moderate Growth Fund I                          $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Aggressive Growth Fund I                        $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Very Aggressive Growth Fund I                   $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Equity Growth Fund I                            $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Equity Aggressive Growth Fund I                 $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Conservative Growth Fund II                     $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Moderate Growth Fund  II                        $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------


------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Aggressive Growth Fund II                       $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Very Aggressive Growth Fund II                  $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Equity Growth Fund II                           $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Equity Aggressive Growth Fund II                $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Conservative Growth Fund                        $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Moderate Growth Fund                            $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------
------------------------------------------------ ------------------------------------- -------------------------
S&P/JNL Aggressive Growth Fund                          $0 to $500 million                           .13%
                                                        Over $500 million                            .08%
------------------------------------------------ ------------------------------------- -------------------------

     2. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 1st day of January, 2004.

                        JNL SERIES TRUST


                        By:     /s/ Robert Fritts
                             ------------------------------------------------

                        Name:  ROBERT FRITTS
                               -------------------------------------

                        Title: PRESIDENT
                               ---------------------------------------------


                        JACKSON NATIONAL ASSET
                        MANAGEMENT, LLC


                        By:    /s/ Mark D. Nerud
                             ------------------------------------------------

                        Name:  MARK D. NERUD
                               -------------------------------------

                        Title: CHIEF FINANCIAL OFFICER
                               ------------------------------------

APPENDIX B-11
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This Amendment is made as of February 18, 2004, between JNL Series Trust, a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS, paragraph 6, entitled "Term of Agreement" has been revised; and

     WHEREAS,  in order to reflect a change in  sub-adviser,  for the  following
Funds: JNL/Curian Enhanced S&P 500 Stock Index Fund, JNL/Curian S&P 500 Index Fund, JNL/Curian S&P 400 MidCap Index Fund, and JNL/Curian Small Cap Index Fund, the names of certain Funds have been changed; and

     WHEREAS, the advisory fees for the Funds will be amended.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Paragraph 6, entitled "Term of Agreement", shall read as follows:

     This Agreement will become effective as to a Series upon execution or, if later, the date that initial capital for such Series is first provided to it. If approved by the affirmative vote of a majority of the outstanding voting securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Trust, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year, PROVIDED such continuance is approved at least annually (i) by the Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Trustees which shall include a majority of the non-interested Trustees, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this Agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval by the Board of Trustees.

     2. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated February 18, 2004, attached hereto.

     3. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated February 18, 2004, attached hereto.

     4. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                                  JACKSON NATIONAL ASSET MANAGEMENT, LLC


By:     /s/ Robert A. Fritts                      By:      /s/ Mark D. Nerud
Name:   Robert A. Fritts                          Name:    Mark D. Nerud
Title:  President and Chief Executive Officer     Title:   Chief Financial Officer

                                   SCHEDULE A
                             DATED FEBRUARY 18, 2004

JNL/AIM Large Cap Growth Fund
JNL/AIM Premier Equity II Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Alliance Capital Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/JPMorgan International Value Fund
JNL/Janus Aggressive Growth Fund
JNL/Janus Balanced Fund
JNL/Janus Capital Growth Fund
JNL/Janus Global Equities Fund
JNL/Janus Growth & Income Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Balanced Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Money Market Fund
JNL/PPM America Value Fund
JNL/Putnam Equity Fund
JNL/Putnam International Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/S&P Conservative Growth Fund I
JNL/S&P Moderate Growth Fund I
JNL/S&P Aggressive Growth Fund I
JNL/S&P Very Aggressive Growth Fund I
JNL/S&P Equity Growth Fund I
JNL/S&P Equity Aggressive Growth Fund I
JNL/S&P Conservative Growth Fund II
JNL/S&P Moderate Growth Fund II
JNL/S&P Aggressive Growth Fund II
JNL/S&P Very Aggressive Growth Fund II
JNL/S&P Equity Growth Fund II
JNL/S&P Equity Aggressive Growth Fund II
JNL/S&P Aggressive Growth Fund
JNL/S&P Conservative Growth Fund
JNL/S&P Moderate Growth Fund
JNL/S&P Core Index 100 Fund
JNL/S&P Core Index 75 Fund
JNL/S&P Core Index 50 Fund
JNL/Salomon Brothers Balanced Fund
JNL/Salomon Brothers Global Bond Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund

                                   SCHEDULE B
                             DATED FEBRUARY 18, 2004


                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                   ASSETS                                         OF EACH FUND)

JNL/AIM Large Cap Growth Fund                          $0 to $300 million                                      .80%
                                                       Over $300 million                                       .75%

JNL/AIM Premier Equity II Fund                         $0 to $300 million                                      .75%
                                                       Over $300 million                                       .70%

JNL/AIM Small Cap Growth Fund                          $0 to $300 million                                      .85%
                                                       Over $300 million                                       .80%

JNL/Alger Growth Fund                                  $0 to $300 million                                     .775%
                                                       $300 million to $500 million                            .75%
                                                       Over $500 million                                       .70%

JNL/Alliance Capital Growth Fund                       $0 to $250 million                                     .575%
                                                       Over $250 million                                       .50%

JNL/Eagle Core Equity Fund                             $0 to $50 million                                       .70%
                                                       $50 million to $300 million                             .65%
                                                       Over $300 million                                       .55%

JNL/Eagle SmallCap Equity Fund                         $0 to $150 million                                      .75%
                                                       $150 million to $500 million                            .70%
                                                       Over $500 million                                       .65%

JNL/JPMorgan International Value Fund                  $0 to $50 million                                      .775%
                                                       $50 million to $200 million                             .75%
                                                       $200 million to $350 million                            .70%
                                                       Over $350 million                                       .65%

JNL/Janus Aggressive Growth Fund                       $0 to $150 million                                      .75%
                                                       $150 million to $250 million                            .70%
                                                       $250 million to $750 million                            .65%
                                                       $750 million to $1.5 billion                            .60%
                                                       Over $1.5 billion                                       .55%

JNL/Janus Balanced Fund                                $0 to $250 million                                      .75%
                                                       $250 million to $750 million                            .70%
                                                       $750 million to $1.5 billion                            .65%
                                                       Over $1.5 billion                                       .60%

JNL/Janus Capital Growth Fund                          $0 to $150 million                                      .75%
                                                       $150 million to $250 million                            .70%
                                                       $250 million to $750 million                            .65%
                                                       $750 million to $1.5 billion                            .60%
                                                       Over $1.5 billion                                       .55%

JNL/Janus Global Equities Fund                         $0 to $150 million                                      .80%
                                                       $150 million to $300 million                            .75%
                                                       Over $300 million                                       .70%

JNL/Janus Growth & Income Fund                         $0 to $250 million                                      .75%
                                                       $250 million to $750 million                            .70%
                                                       $750 million to $1.5 billion                            .65%
                                                       Over $1.5 billion                                       .60%

JNL/Lazard Mid Cap Value Fund                          $0 to $150 million                                     .775%
                                                       $150 million to $300 million                           .725%
                                                       Over $300 million                                       .70%

JNL/Lazard Small Cap Value Fund                        $0 to $50 million                                       .85%
                                                       $50 million to $150 million                             .80%
                                                       $150 million to $300 million                           .775%
                                                       Over $300 million                                      .725%

JNL/Mellon Capital Management Enhanced S&P 500 Stock   $0 to $50 million                                       .50%
Index Fund                                             Over $50 million                                        .45%

JNL/Mellon Capital Management S&P 500 Index Fund       $0 to $500 million                                      .29%
                                                       Over $500 million                                       .24%

JNL/Mellon Capital Management S&P 400 MidCap Index     $0 to $500 million                                      .29%
Fund                                                   Over $500 million                                       .24%

JNL/Mellon Capital Management Small Cap Index Fund     $0 to $500 million                                      .29%
                                                       Over $500 million                                       .24%

JNL/Mellon Capital Management International Index      $0 to $500 million                                      .30%
Fund                                                   Over $500 million                                       .25%

JNL/Mellon Capital Management Bond Index Fund          $0 to $500 million                                      .30%
                                                       Over $500 million                                       .25%

JNL/Oppenheimer Global Growth Fund                     $0 to $300 million                                      .70%
                                                       Over $300 million                                       .60%

JNL/Oppenheimer Growth Fund                            $0 to $300 million                                      .70%
                                                       Over $300 million                                       .60%

JNL/PIMCO Total Return Bond Fund                       All assets                                              .50%

JNL/PPM America Balanced Fund                          $0 to $50 million                                       .55%
                                                       $50 million to $150 million                             .50%
                                                       $150 million to $300 million                           .475%
                                                       $300 million to $500 million                            .45%
                                                       Over $500 million                                      .425%

JNL/PPM America High Yield Bond Fund                   $0 to $50 million                                       .55%
                                                       $50 million to $150 million                             .50%
                                                       $150 million to $300 million                           .475%
                                                       $300 million to $500 million                            .45%
                                                       Over $500 million                                      .425%

JNL/PPM America Money Market Fund                      $0 to $500 million                                      .30%
                                                       Over $500 million                                       .25%

JNL/PPM America Value Fund                             $0 to $300 million                                      .55%
                                                       $300 million to $500 million                            .50%
                                                       Over $500 million                                       .45%

JNL/Putnam Equity Fund                                 $0 to $150 million                                      .70%
                                                       $150 million to $300 million                            .65%
                                                       Over $300 million                                       .60%

JNL/Putnam International Equity Fund                   $0 to $50 million                                       .90%
                                                       $50 million to $150 million                             .85%
                                                       $150 million to $300 million                            .80%
                                                       $300 million to $500 million                            .75%
                                                       Over $500 million                                       .70%

JNL/Putnam Midcap Growth Fund                          $0 to $300 million                                      .75%
                                                       Over $300 million                                       .70%

JNL/Putnam Value Equity Fund                           $0 to $150 million                                      .70%
                                                       $150 million to $300 million                            .65%
                                                       Over $300 million                                       .60%

JNL/S&P Conservative Growth Fund I                     $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Moderate Growth Fund I                         $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Aggressive Growth Fund I                       $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Very Aggressive Growth Fund I                  $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Equity Growth Fund I                           $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Equity Aggressive Growth Fund I                $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Conservative Growth Fund II                    $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Moderate Growth Fund II                        $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Aggressive Growth Fund II                      $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Very Aggressive Growth Fund II                 $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Equity Growth Fund II                          $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Equity Aggressive Growth Fund II               $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Conservative Growth Fund                       $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Moderate Growth Fund                           $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Aggressive Growth Fund                         $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Core Index 100 Fund                            $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Core Index 75 Fund                             $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/S&P Core Index 50 Fund                             $0 to $500 million                                      .13%
                                                       Over $500 million                                       .08%

JNL/Salomon Brothers Balanced Fund                     $0 to $50 million                                       .60%
                                                       $50 million to $100 million                             .55%
                                                       Over $100 million                                       .50%

JNL/Salomon Brothers Global Bond Fund                  $0 to $150 million                                      .65%
                                                       $150 million to $500 million                            .60%
                                                       Over $500 million                                       .55%

JNL/Salomon Brothers High Yield Bond Fund              $0 to $50 million                                       .60%
                                                       $50 million to $100million                              .55%
                                                       Over $100 million                                       .50%

JNL/Salomon Brothers U.S. Government & Quality Bond    $0 to $150 million                                      .50%
Fund                                                   $150 million to $300 million                            .45%
                                                       $300 million to $500 million                            .40%
                                                       Over $500 million                                       .35%

JNL/T. Rowe Price Established Growth Fund              $0 to $150 million                                      .65%
                                                       Over $150 million                                       .60%

JNL/T. Rowe Price Mid-Cap Growth Fund                  $0 to $150 million                                      .75%
                                                       Over $150 million                                       .70%

JNL/T. Rowe Price Value Fund                           $0 to $300 million                                      .70%
                                                       Over $300 million                                       .65%

APPENDIX B-12
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment  is made as of May 1, 2004,  between  JNL Series  Trust,  a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS, the advisory fees for some of the Putnam sub-advised Funds will be amended.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2004, attached hereto.

2. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Robert A. Fritts                           By: /s/ Mark D. Nerud
Name:    Robert A. Fritts                               Name:    Mark D. Nerud
Title:   President and Chief Executive      Officer     Title:   Chief Financial Officer

                                   SCHEDULE B
                                DATED MAY 1, 2004


                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                       .775%
                                                     $300 million to $500 million                              .75%
                                                     Over $500 million                                         .70%

JNL/Alliance Capital Growth Fund                     $0 to $250 million                                       .575%
                                                     Over $250 million                                         .50%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Capital Growth Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/JPMorgan International Value Fund                $0 to $50 million                                        .775%
                                                     $50 million to $200 million                               .75%
                                                     $200 million to $350 million                              .70%
                                                     Over $350 million                                         .65%

JNL/Lazard Mid Cap Value Fund                        $0 to $150 million                                       .775%
                                                     $150 million to $300 million                             .725%
                                                     Over $300 million                                         .70%

JNL/Lazard Small Cap Value Fund                      $0 to $50 million                                         .85%
                                                     $50 million to $150 million                               .80%
                                                     $150 million to $300 million                             .775%
                                                     Over $300 million                                        .725%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 Over $500 million                                         .24%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 Over $500 million                                         .25%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/PPM America Balanced Fund                        $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/PPM America High Yield Bond Fund                 $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/PPM America Money Market Fund                    $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/PPM America Value Fund                           $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/Putnam Equity Fund                               $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Putnam International Equity Fund                 $0 to $50 million                                         .80%
                                                     $50 million to $500 million                               .75%
                                                     Over $500 million                                         .70%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Salomon Brothers Balanced Fund                   $0 to $50 million                                         .60%
                                                     $50 million to $100 million                               .55%
                                                     Over $100 million                                         .50%

JNL/Salomon Brothers High Yield Bond Fund            $0 to $50 million                                         .60%
                                                     $50 million to $100million                                .55%
                                                     Over $100 million                                         .50%

JNL/Salomon Brothers Strategic Bond Fund             $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Salomon Brothers U.S. Government & Quality       $0 to $150 million                                        .50%
Bond Fund                                            $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     Over $150 million                                         .60%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $300 million                                        .70%
                                                     Over $300 million                                         .65%
JNL/S&P Aggressive Growth Fund I                     $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Conservative Growth Fund I                   $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Equity Aggressive Growth Fund I              $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Equity Growth Fund I                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Moderate Growth Fund I                       $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Very Aggressive Growth Fund I                $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 50 Fund                           $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 75 Fund                           $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 100 Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

APPENDIX B-13
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment  is made as of May 3, 2004,  between  JNL Series  Trust,  a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS,  in order to reflect a change in  sub-adviser,  for the  following
Funds: JNL/Janus Aggressive Growth Fund, JNL/Janus Balanced Fund, JNL/Janus Capital Growth Fund, and JNL/Janus Global Equities Fund the names of certain Funds have been changed; and

     WHEREAS, the certain Funds of the Trust have been merged:

-------------------------------------------------- -----------------------------------------------
                 Acquiring Funds                                   Acquired Funds
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/AIM Large Cap Growth Fund                      JNL/AIM Premier Equity II Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/Eagle Core Equity Fund                         JNL/Janus Growth & Income Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Conservative Growth Fund I                 JNL/S&P Conservative Growth Fund II
                                                   JNL/S&P Conservative Growth Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Moderate Growth Fund I                     JNL/S&P Moderate Growth Fund II
                                                   JNL/S&P Moderate Growth Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Aggressive Growth Fund I                   JNL/S&P Aggressive Growth Fund II
                                                   JNL/S&P Aggressive Growth Fund
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Very Aggressive Growth Fund I              JNL/S&P Very Aggressive Growth Fund II
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Equity Growth Fund I                       JNL/S&P Equity Growth Fund II
-------------------------------------------------- -----------------------------------------------
-------------------------------------------------- -----------------------------------------------
JNL/S&P Equity Aggressive Growth Fund I            JNL/S&P Equity Aggressive Growth Fund II
-------------------------------------------------- -----------------------------------------------

     and;

     WHEREAS, the advisory fees for the Funds will be amended.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 3, 2004, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 3, 2004, attached hereto.

3. This Amendment may be executed in two or more counterparts which together shall constitute one document.

JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Robert A. Fritts                           By:      /s/ Mark D. Nerud
Name:    Robert A. Fritts                               Name:    Mark D. Nerud
Title:   President and Chief Executive      Officer     Title:   Chief Financial Officer


                                   SCHEDULE A
                                DATED MAY 3, 2004

JNL/AIM Large Cap Growth Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Alliance Capital Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/PPM America Balanced Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Money Market Fund
JNL/PPM America Value Fund
JNL/Putnam Equity Fund
JNL/Putnam International Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers Balanced Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Aggressive Growth Fund I
JNL/S&P Conservative Growth Fund I
JNL/S&P Equity Aggressive Growth Fund I
JNL/S&P Equity Growth Fund I
JNL/S&P Moderate Growth Fund I
JNL/S&P Very Aggressive Growth Fund I
JNL/S&P Core Index 50 Fund
JNL/S&P Core Index 75 Fund
JNL/S&P Core Index 100 Fund

                                   SCHEDULE B
                                DATED MAY 3, 2004

                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                       .775%
                                                     $300 million to $500 million                              .75%
                                                     Over $500 million                                         .70%

JNL/Alliance Capital Growth Fund                     $0 to $250 million                                       .575%
                                                     Over $250 million                                         .50%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Capital Growth Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/JPMorgan International Value Fund                $0 to $50 million                                        .775%
                                                     $50 million to $200 million                               .75%
                                                     $200 million to $350 million                              .70%
                                                     Over $350 million                                         .65%

JNL/Lazard Mid Cap Value Fund                        $0 to $150 million                                       .775%
                                                     $150 million to $300 million                             .725%
                                                     Over $300 million                                         .70%

JNL/Lazard Small Cap Value Fund                      $0 to $50 million                                         .85%
                                                     $50 million to $150 million                               .80%
                                                     $150 million to $300 million                             .775%
                                                     Over $300 million                                        .725%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 Over $500 million                                         .24%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 Over $500 million                                         .25%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/PPM America Balanced Fund                        $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/PPM America High Yield Bond Fund                 $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/PPM America Money Market Fund                    $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/PPM America Value Fund                           $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/Putnam Equity Fund                               $0 to $150 million                                        .70%
                                                     $150 million to $300 million                              .65%
                                                     Over $300 million                                         .60%

JNL/Putnam International Equity Fund                 $0 to $50 million                                         .90%
                                                     $50 million to $150 million                               .85%
                                                     $150 million to $300 million                              .80%
                                                     $300 million to $500 million                              .75%
                                                     Over $500 million                                         .70%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                        .70%
                                                     $150 million to $300 million                              .65%
                                                     Over $300 million                                         .60%

JNL/Salomon Brothers Balanced Fund                   $0 to $50 million                                         .60%
                                                     $50 million to $100 million                               .55%
                                                     Over $100 million                                         .50%

JNL/Salomon Brothers High Yield Bond Fund            $0 to $50 million                                         .60%
                                                     $50 million to $100million                                .55%
                                                     Over $100 million                                         .50%

JNL/Salomon Brothers Strategic Bond Fund             $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Salomon Brothers U.S. Government & Quality       $0 to $150 million                                        .50%
Bond Fund                                            $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     Over $150 million                                         .60%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $300 million                                        .70%
                                                     Over $300 million                                         .65%
JNL/S&P Aggressive Growth Fund I                     $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Conservative Growth Fund I                   $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Equity Aggressive Growth Fund I              $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Equity Growth Fund I                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Moderate Growth Fund I                       $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Very Aggressive Growth Fund I                $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 50 Fund                           $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 75 Fund                           $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 100 Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

APPENDIX B-14
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment  is made as of July 1, 2004,  between JNL Series  Trust,  a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS, the advisory fees for the JNL/Alger Growth Fund will be amended.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated July 1, 2004, attached hereto.

2. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Robert A. Fritts                           By:      /s/ Mark D. Nerud
Name:    Robert A. Fritts                               Name:    Mark D. Nerud
Title:   President and Chief Executive      Officer     Title:   Chief Financial Officer

                                   SCHEDULE B
                               DATED JULY 1, 2004

                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                        .70%
                                                     $300 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Alliance Capital Growth Fund                     $0 to $250 million                                       .575%
                                                     Over $250 million                                         .50%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Capital Growth Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/JPMorgan International Value Fund                $0 to $50 million                                        .775%
                                                     $50 million to $200 million                               .75%
                                                     $200 million to $350 million                              .70%
                                                     Over $350 million                                         .65%

JNL/Lazard Mid Cap Value Fund                        $0 to $150 million                                       .775%
                                                     $150 million to $300 million                             .725%
                                                     Over $300 million                                         .70%

JNL/Lazard Small Cap Value Fund                      $0 to $50 million                                         .85%
                                                     $50 million to $150 million                               .80%
                                                     $150 million to $300 million                             .775%
                                                     Over $300 million                                        .725%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 Over $500 million                                         .24%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 Over $500 million                                         .25%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/PPM America Balanced Fund                        $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/PPM America High Yield Bond Fund                 $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/PPM America Money Market Fund                    $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/PPM America Value Fund                           $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/Putnam Equity Fund                               $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Putnam International Equity Fund                 $0 to $50 million                                         .80%
                                                     $50 million to $500 million                               .75%
                                                     Over $500 million                                         .70%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Salomon Brothers Balanced Fund                   $0 to $50 million                                         .60%
                                                     $50 million to $100 million                               .55%
                                                     Over $100 million                                         .50%

JNL/Salomon Brothers High Yield Bond Fund            $0 to $50 million                                         .60%
                                                     $50 million to $100million                                .55%
                                                     Over $100 million                                         .50%

JNL/Salomon Brothers Strategic Bond Fund             $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Salomon Brothers U.S. Government & Quality       $0 to $150 million                                        .50%
Bond Fund                                            $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     Over $150 million                                         .60%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $300 million                                        .70%
                                                     Over $300 million                                         .65%
JNL/S&P Aggressive Growth Fund I                     $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Conservative Growth Fund I                   $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Equity Aggressive Growth Fund I              $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Equity Growth Fund I                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Moderate Growth Fund I                       $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Very Aggressive Growth Fund I                $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 50 Fund                           $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 75 Fund                           $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 100 Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

APPENDIX B-15
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment is made as of October 4, 2004,  between JNL Series Trust, a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS the Trust has determined that the JNL/Salomon Brothers Balanced Fund should be consolidated with and into the JNL/Select Balanced Fund, and that the JNL/PPM America High Yield Bond Fund should be consolidated with and into the JNL/Salomon Brothers High Yield Bond Fund; and

     WHEREAS, the advisory fees for the JNL/Select Balanced Fund and the JNL/Salomon Brothers High Yield Bond Fund will be amended; and

     WHEREAS, in order to reflect a change in sub-adviser, the names of certain Funds have been changed; and

     WHEREAS, in connection with the change in sub-adviser, the advisory fees for the JNL/Select Balanced Fund, JNL/Select Money Market Fund, and the JNL/Select Value Fund will be reduced; and

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated October 4, 2004, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated October 4, 2004, attached hereto.

3. This Amendment may be executed in two or more counterparts which together shall constitute one document.

JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Robert A. Fritts                           By:      /s/ Mark D. Nerud
Name:    Robert A. Fritts                               Name:    Mark D. Nerud
Title:   President and Chief Executive Officer          Title:   Chief Financial Officer

                                   SCHEDULE A
                              DATED OCTOBER 4, 2004

JNL/AIM Large Cap Growth Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Alliance Capital Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam International Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Large Cap Growth Fund
JNL/Select Global Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Aggressive Growth Fund I
JNL/S&P Conservative Growth Fund I
JNL/S&P Equity Aggressive Growth Fund I
JNL/S&P Equity Growth Fund I
JNL/S&P Moderate Growth Fund I
JNL/S&P Very Aggressive Growth Fund I
JNL/S&P Core Index 50 Fund
JNL/S&P Core Index 75 Fund
JNL/S&P Core Index 100 Fund

                                   SCHEDULE B
                              DATED OCTOBER 4, 2004

                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                        .70%
                                                     $300 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Alliance Capital Growth Fund                     $0 to $250 million                                       .575%
                                                     Over $250 million                                         .50%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Capital Growth Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/JPMorgan International Value Fund                $0 to $50 million                                        .775%
                                                     $50 million to $200 million                               .75%
                                                     $200 million to $350 million                              .70%
                                                     Over $350 million                                         .65%

JNL/Lazard Mid Cap Value Fund                        $0 to $150 million                                       .775%
                                                     $150 million to $300 million                             .725%
                                                     Over $300 million                                         .70%

JNL/Lazard Small Cap Value Fund                      $0 to $50 million                                         .85%
                                                     $50 million to $150 million                               .80%
                                                     $150 million to $300 million                             .775%
                                                     Over $300 million                                        .725%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 Over $500 million                                         .24%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 Over $500 million                                         .25%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/Putnam Equity Fund                               $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Putnam International Equity Fund                 $0 to $50 million                                         .80%
                                                     $50 million to $500 million                               .75%
                                                     Over $500 million                                         .70%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Salomon Brothers High Yield Bond Fund            $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Salomon Brothers Strategic Bond Fund             $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Salomon Brothers U.S. Government & Quality       $0 to $150 million                                        .50%
Bond Fund                                            $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Balanced Fund                             $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/Select Money Market Fund                         $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Select Value Fund                                $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     Over $150 million                                         .60%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $300 million                                        .70%
                                                     Over $300 million                                         .65%

JNL/S&P Aggressive Growth Fund I                     $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Conservative Growth Fund I                   $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Equity Aggressive Growth Fund I              $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Equity Growth Fund I                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Moderate Growth Fund I                       $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Very Aggressive Growth Fund I                $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 50 Fund                           $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 75 Fund                           $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Core Index 100 Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

APPENDIX B-16
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment is made as of January 1, 2005,  between JNL Series Trust, a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS, in order to reflect a change in advisory fees for certain funds sub-advised by AIM Capital Management, Inc., Lazard Asset Management and T. Rowe Price Associates of the JNL Series Trust.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2005, attached hereto.

2. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Robert A. Fritts                           By:      /s/ Mark D. Nerud
Name:    Robert A. Fritts                               Name:    Mark D. Nerud
Title:   President and Chief Executive Officer          Title:   Chief Financial Officer

                                   SCHEDULE B
                              DATED JANUARY 1, 2005

                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $50 million                                         .75%
                                                     $50 to $300 million                                       .70%
                                                     Over $300 million                                         .65%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                        .70%
                                                     $300 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Alliance Capital Growth Fund                     $0 to $250 million                                       .575%
                                                     Over $250 million                                         .50%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Capital Growth Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/JPMorgan International Value Fund                $0 to $50 million                                        .775%
                                                     $50 million to $200 million                               .75%
                                                     $200 million to $350 million                              .70%
                                                     Over $350 million                                         .65%

JNL/Lazard Mid Cap Value Fund                        $0 to $100 million                                        .75%
                                                     $100 million to $250 million                              .70%
                                                     Over $250 million                                         .65%

JNL/Lazard Small Cap Value Fund                      $0 to $500 million                                        .75%
                                                     Over $500 million                                         .70%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 Over $500 million                                         .24%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 Over $500 million                                         .25%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/Putnam Equity Fund                               $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Putnam International Equity Fund                 $0 to $50 million                                         .80%
                                                     $50 million to $500 million                               .75%
                                                     Over $500 million                                         .70%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Salomon Brothers High Yield Bond Fund            $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300million                              .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Salomon Brothers Strategic Bond Fund             $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Salomon Brothers U.S. Government & Quality       $0 to $150 million                                        .50%
Bond Fund                                            $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Balanced Fund                             $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/Select Money Market Fund                         $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Select Value Fund                                $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     $150 to $500 million                                      .60%
                                                     Over $500 million                                         .55%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $150 million                                        .70%
                                                     $150 to $500 million                                      .65%
                                                     Over $500 million                                         .60%

JNL/S&P Managed Growth Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Conservative Fund                    $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Growth Fund                 $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Fund                        $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Aggressive Growth Fund               $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

APPENDIX B-17
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment  is made as of May 2, 2005,  between  JNL Series  Trust,  a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS, in order to reflect the replacement of Putnam Investment Management, Inc. as a sub-adviser to JNL/Putnam International Equity Fund of the JNL Series Trust, the merger of JNL/Alliance Capital Growth Fund into JNL/T. Rowe Price Established Growth Fund and the addition of three new funds.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 2, 2005, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 2, 2005, attached hereto.

3. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Robert A. Fritts                           By:      /s/ Mark D. Nerud
Name:    Robert A. Fritts                               Name:    Mark D. Nerud
Title:   President and Chief Executive Officer          Title:   Chief Financial Officer

                                   SCHEDULE A
                                DATED MAY 2, 2005
JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund

                                   SCHEDULE B
                                DATED MAY 2, 2005

                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $50 million                                         .75%
                                                     $50 to $300 million                                       .70%
                                                     Over $300 million                                         .65%

JNL/AIM Real Estate Fund                             $0 to $50 million                                         .75%
                                                     Over $50 million                                          .70%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                        .70%
                                                     $300 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Capital Growth Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/Franklin Templeton Small Cap Value Fund          $0 to $200 million                                        .85%
                                                     $200 million to $500 million                              .77%
                                                     Over $500 million                                         .75%

JNL/Goldman Sachs Mid Cap Value Fund                 $0 to $100 million                                        .75%
                                                     Over $100 million                                         .70%

JNL/JPMorgan International Equity Fund               $0 to $50 million                                         .75%
                                                     $50 million to $200 million                               .70%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/JPMorgan International Value Fund                $0 to $50 million                                         .75%
                                                     $50 million to $200 million                               .70%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Lazard Mid Cap Value Fund                        $0 to $100 million                                        .75%
                                                     $100 million to $250 million                              .70%
                                                     Over $250 million                                         .65%

JNL/Lazard Small Cap Value Fund                      $0 to $500 million                                        .75%
                                                     Over $500 million                                         .70%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 Over $500 million                                         .24%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 Over $500 million                                         .25%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/Putnam Equity Fund                               $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Salomon Brothers High Yield Bond Fund            $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300million                              .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Salomon Brothers Strategic Bond Fund             $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Salomon Brothers U.S. Government & Quality       $0 to $150 million                                        .50%
Bond Fund                                            $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Balanced Fund                             $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/Select Money Market Fund                         $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Select Value Fund                                $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     $150 to $500 million                                      .60%
                                                     Over $500 million                                         .55%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $150 million                                        .70%
                                                     $150 to $500 million                                      .65%
                                                     Over $500 million                                         .60%

JNL/S&P Managed Growth Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Conservative Fund                    $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Growth Fund                 $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Fund                        $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Aggressive Growth Fund               $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

APPENDIX B-18
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment  is made as of July 1, 2005,  between JNL Series  Trust,  a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS, in order to reflect the reduction of Advisory Fees for the JNL/Oppenheimer Growth Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated July 1, 2005, attached hereto.

2. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Robert A. Fritts                           By:      /s/ Mark D. Nerud
Name:    Robert A. Fritts                               Name:    Mark D. Nerud
Title:   President and Chief Executive Officer          Title:   Chief Financial Officer

                                   SCHEDULE B
                               DATED JULY 1, 2005


                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $50 million                                         .75%
                                                     $50 to $300 million                                       .70%
                                                     Over $300 million                                         .65%

JNL/AIM Real Estate Fund                             $0 to $50 million                                         .75%
                                                     Over $50 million                                          .70%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                        .70%
                                                     $300 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Capital Growth Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/Franklin Templeton Small Cap Value Fund          $0 to $200 million                                        .85%
                                                     $200 million to $500 million                              .77%
                                                     Over $500 million                                         .75%

JNL/Goldman Sachs Mid Cap Value Fund                 $0 to $100 million                                        .75%
                                                     Over $100 million                                         .70%

JNL/JPMorgan International Equity Fund               $0 to $50 million                                         .75%
                                                     $50 million to $200 million                               .70%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/JPMorgan International Value Fund                $0 to $50 million                                         .75%
                                                     $50 million to $200 million                               .70%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Lazard Mid Cap Value Fund                        $0 to $100 million                                        .75%
                                                     $100 million to $250 million                              .70%
                                                     Over $250 million                                         .65%

JNL/Lazard Small Cap Value Fund                      $0 to $500 million                                        .75%
                                                     Over $500 million                                         .70%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 Over $500 million                                         .24%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 Over $500 million                                         .25%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .65%
                                                     Over $300 million                                         .60%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/Putnam Equity Fund                               $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Salomon Brothers High Yield Bond Fund            $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300million                              .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Salomon Brothers Strategic Bond Fund             $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Salomon Brothers U.S. Government & Quality       $0 to $150 million                                        .50%
Bond Fund                                            $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Balanced Fund                             $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/Select Money Market Fund                         $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Select Value Fund                                $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     $150 to $500 million                                      .60%
                                                     Over $500 million                                         .55%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $150 million                                        .70%
                                                     $150 to $500 million                                      .65%
                                                     Over $500 million                                         .60%

JNL/S&P Managed Growth Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Conservative Fund                    $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Growth Fund                 $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Fund                        $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Aggressive Growth Fund               $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

APPENDIX B-19
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This Amendment is made as of November 1, 2005,  between JNL Series Trust, a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS, in order to reflect the reduction of Advisory Fees for the JNL/Select Money Market Fund.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated November 1, 2005, attached hereto.

2. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Robert A. Fritts                           By:      /s/ Mark D. Nerud
Name:    Robert A. Fritts                               Name:    Mark D. Nerud
Title:   President and Chief Executive Officer          Title:   Chief Financial Officer


                                   SCHEDULE B
                             DATED NOVEMBER 1, 2005


                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $50 million                                         .75%
                                                     $50 to $300 million                                       .70%
                                                     Over $300 million                                         .65%

JNL/AIM Real Estate Fund                             $0 to $50 million                                         .75%
                                                     Over $50 million                                          .70%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                        .70%
                                                     $300 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Capital Growth Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/Franklin Templeton Small Cap Value Fund          $0 to $200 million                                        .85%
                                                     $200 million to $500 million                              .77%
                                                     Over $500 million                                         .75%

JNL/Goldman Sachs Mid Cap Value Fund                 $0 to $100 million                                        .75%
                                                     Over $100 million                                         .70%

JNL/JPMorgan International Equity Fund               $0 to $50 million                                         .75%
                                                     $50 million to $200 million                               .70%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/JPMorgan International Value Fund                $0 to $50 million                                         .75%
                                                     $50 million to $200 million                               .70%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Lazard Mid Cap Value Fund                        $0 to $100 million                                        .75%
                                                     $100 million to $250 million                              .70%
                                                     Over $250 million                                         .65%

JNL/Lazard Small Cap Value Fund                      $0 to $500 million                                        .75%
                                                     Over $500 million                                         .70%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 Over $500 million                                         .24%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 Over $500 million                                         .25%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .65%
                                                     Over $300 million                                         .60%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/Putnam Equity Fund                               $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Salomon Brothers High Yield Bond Fund            $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300million                              .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Salomon Brothers Strategic Bond Fund             $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Salomon Brothers U.S. Government & Quality       $0 to $150 million                                        .50%
Bond Fund                                            $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Balanced Fund                             $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/Select Money Market Fund                         $0 to $500 million                                       0.28%
                                                     Over $500 million                                        0.25%

JNL/Select Value Fund                                $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     $150 to $500 million                                      .60%
                                                     Over $500 million                                         .55%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $150 million                                        .70%
                                                     $150 to $500 million                                      .65%
                                                     Over $500 million                                         .60%

JNL/S&P Managed Growth Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Conservative Fund                    $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Growth Fund                 $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Fund                        $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Aggressive Growth Fund               $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

APPENDIX B-20
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This Amendment is made as of January 17, 2006,  between JNL Series Trust, a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement; and

     WHEREAS, in order to reflect the addition of four new funds.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated January 17, 2006, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 17, 2006, attached hereto.

3. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Robert A. Fritts                           By:      /s/ Mark D. Nerud
Name:    Robert A. Fritts                               Name:    Mark D. Nerud
Title:   President and Chief Executive Officer          Title:   Chief Financial Officer


                                   SCHEDULE A
                             DATED JANUARY 17, 2006

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Retirement Income Fund
JNL/S&P Retirement 2015 Fund
JNL/S&P Retirement 2020 Fund
JNL/S&P Retirement 2025 Fund

                                   SCHEDULE B
                             DATED JANUARY 17, 2006

                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $50 million                                         .75%
                                                     $50 to $300 million                                       .70%
                                                     Over $300 million                                         .65%

JNL/AIM Real Estate Fund                             $0 to $50 million                                         .75%
                                                     Over $50 million                                          .70%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                        .70%
                                                     $300 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Capital Growth Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/Franklin Templeton Small Cap Value Fund          $0 to $200 million                                        .85%
                                                     $200 million to $500 million                              .77%
                                                     Over $500 million                                         .75%

JNL/Goldman Sachs Mid Cap Value Fund                 $0 to $100 million                                        .75%
                                                     Over $100 million                                         .70%

JNL/JPMorgan International Equity Fund               $0 to $50 million                                         .75%
                                                     $50 million to $200 million                               .70%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/JPMorgan International Value Fund                $0 to $50 million                                         .75%
                                                     $50 million to $200 million                               .70%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Lazard Mid Cap Value Fund                        $0 to $100 million                                        .75%
                                                     $100 million to $250 million                              .70%
                                                     Over $250 million                                         .65%

JNL/Lazard Small Cap Value Fund                      $0 to $500 million                                        .75%
                                                     Over $500 million                                         .70%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 Over $500 million                                         .24%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     Over $500 million                                         .24%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 Over $500 million                                         .25%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     Over $500 million                                         .25%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .65%
                                                     Over $300 million                                         .60%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/Putnam Equity Fund                               $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Salomon Brothers High Yield Bond Fund            $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300million                              .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Salomon Brothers Strategic Bond Fund             $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Salomon Brothers U.S. Government & Quality       $0 to $150 million                                        .50%
Bond Fund                                            $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Balanced Fund                             $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/Select Money Market Fund                         $0 to $500 million                                       0.28%
                                                     Over $500 million                                        0.25%
JNL/Select Value Fund                                $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     $150 to $500 million                                      .60%
                                                     Over $500 million                                         .55%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $150 million                                        .70%
                                                     $150 to $500 million                                      .65%
                                                     Over $500 million                                         .60%

JNL/S&P Managed Growth Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Conservative Fund                    $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Growth Fund                 $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Fund                        $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Aggressive Growth Fund               $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Retirement Income Fund                       $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Retirement 2015 Fund                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Retirement 2020 Fund                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Retirement 2025 Fund                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

APPENDIX B-21
                                    AMENDMENT
                                       TO
                  INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This  Amendment  is made as of May 1, 2006,  between  JNL Series  Trust,  a
Massachusetts   business   trust  (the  "Trust")  and  Jackson   National  Asset
Management, LLC, a Michigan limited liability company (the "Adviser").

     WHEREAS, the Trust and the Adviser are parties to an Investment Advisory and Management Agreement dated January 31, 2001 ("Advisory Agreement").

     WHEREAS, the parties wish to amend the Advisory Agreement in order to reflect the addition of three new funds and to reflect a fee amendment for all of the JNL/MCM Funds except the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund; and

     WHEREAS, in order to reflect the name change of JNL/FMR Capital Growth Fund to JNL/FMR Mid-Cap Equity Fund; and

     WHEREAS, in order to reflect a change in sub-adviser from Salomon Brothers Asset Management Inc ("Salomon Brothers") to Western Asset Management Company ("Western").

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 1, 2006, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2006, attached hereto.

3. This Amendment may be executed in two or more counterparts which together shall constitute one document.


JNL SERIES TRUST                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC

By:      /s/ Robert A. Fritts                           By:      /s/ Mark D. Nerud
Name:    Robert A. Fritts                               Name:    Mark D. Nerud
Title:   President and Chief Executive Officer          Title:   Chief Financial Officer


                                   SCHEDULE A
                                DATED MAY 1, 2006

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Mid-Cap Equity Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Western High Yield Bond Fund
JNL/Western Strategic Bond Fund
JNL/Western U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Global Growth Fund
JNL/Select Large Cap Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Retirement Income Fund
JNL/S&P Retirement 2015 Fund
JNL/S&P Retirement 2020 Fund
JNL/S&P Retirement 2025 Fund

                                   SCHEDULE B
                             DATED JANUARY 17, 2006

                                                                                                       ADVISORY FEE
                                                                                                 (ANNUAL RATE BASED
                                                                                              ON AVERAGE NET ASSETS
FUND                                                 ASSETS                                           OF EACH FUND)

JNL/AIM Large Cap Growth Fund                        $0 to $50 million                                         .75%
                                                     $50 to $300 million                                       .70%
                                                     Over $300 million                                         .65%

JNL/AIM Real Estate Fund                             $0 to $50 million                                         .75%
                                                     Over $50 million                                          .70%

JNL/AIM Small Cap Growth Fund                        $0 to $300 million                                        .85%
                                                     Over $300 million                                         .80%

JNL/Alger Growth Fund                                $0 to $300 million                                        .70%
                                                     $300 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Eagle Core Equity Fund                           $0 to $50 million                                         .70%
                                                     $50 million to $300 million                               .65%
                                                     Over $300 million                                         .55%

JNL/Eagle SmallCap Equity Fund                       $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     Over $500 million                                         .65%

JNL/FMR Balanced Fund                                $0 to $500 million                                        .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/FMR Mid-Cap Equity Fund                          $0 to $250 million                                        .70%
                                                     $250 million to $750 million                              .65%
                                                     $750 million to $1.5 billion                              .60%
                                                     Over $1.5 billion                                         .55%

JNL/Franklin Templeton Income Fund                   $0 to $100 million                                        .80%
                                                     $100 million to $200 million                              .75%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Franklin Templeton Small Cap Value Fund          $0 to $200 million                                        .85%
                                                     $200 million to $500 million                              .77%
                                                     Over $500 million                                         .75%

JNL/Goldman Sachs Mid Cap Value Fund                 $0 to $100 million                                        .75%
                                                     Over $100 million                                         .70%

JNL/Goldman Sachs Short Duration Bond Fund           $0 to $250 million                                        .45%
                                                     Over $250 million                                         .40%

JNL/JPMorgan International Equity Fund               $0 to $50 million                                         .75%
                                                     $50 million to $200 million                               .70%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/JPMorgan International Value Fund                $0 to $50 million                                         .75%
                                                     $50 million to $200 million                               .70%
                                                     $200 million to $500 million                              .65%
                                                     Over $500 million                                         .60%

JNL/Lazard Emerging Markets Fund                     $0 to $100 million                                       1.00%
                                                     $100 million to $250 million                              .90%
                                                     Over $250 million                                         .85%

JNL/Lazard Mid Cap Value Fund                        $0 to $100 million                                        .75%
                                                     $100 million to $250 million                              .70%
                                                     Over $250 million                                         .65%

JNL/Lazard Small Cap Value Fund                      $0 to $500 million                                        .75%
                                                     Over $500 million                                         .70%

JNL/Mellon Capital Management S&P 500 Index Fund     $0 to $500 million                                        .29%
                                                     $500 million to $750 million                              .24%
                                                     Over $750 million                                         .23%

JNL/Mellon Capital Management S&P 400 MidCap Index   $0 to $500 million                                        .29%
Fund                                                 $500 million to $750 million                              .24%
                                                     Over $750 million                                         .23%

JNL/Mellon Capital Management Small Cap Index Fund   $0 to $500 million                                        .29%
                                                     $500 million to $750 million                              .24%
                                                     Over $750 million                                         .23%

JNL/Mellon Capital Management International Index    $0 to $500 million                                        .30%
Fund                                                 $500 million to $750 million                              .25%
                                                     Over $750 million                                         .24%

JNL/Mellon Capital Management Bond Index Fund        $0 to $500 million                                        .30%
                                                     $500 million to $750 million                              .25%
                                                     Over $750 million                                         .24%

JNL/Mellon Capital Management Enhanced S&P 500       $0 to $50 million                                         .50%
Stock Index Fund                                     Over $50 million                                          .45%

JNL/Oppenheimer Global Growth Fund                   $0 to $300 million                                        .70%
                                                     Over $300 million                                         .60%

JNL/Oppenheimer Growth Fund                          $0 to $300 million                                        .65%
                                                     Over $300 million                                         .60%

JNL/PIMCO Total Return Bond Fund                     All assets                                                .50%

JNL/Putnam Equity Fund                               $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Putnam Midcap Growth Fund                        $0 to $300 million                                        .75%
                                                     Over $300 million                                         .70%

JNL/Putnam Value Equity Fund                         $0 to $150 million                                       .675%
                                                     $150 million to $300 million                              .60%
                                                     Over $300 million                                        .575%

JNL/Western High Yield Bond Fund                     $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300million                              .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Western Strategic Bond Fund                      $0 to $150 million                                        .65%
                                                     $150 million to $500 million                              .60%
                                                     Over $500 million                                         .55%

JNL/Western U.S. Government & Quality Bond Fund      $0 to $150 million                                        .50%
                                                     $150 million to $300 million                              .45%
                                                     $300 million to $500 million                              .40%
                                                     Over $500 million                                         .35%

JNL/Select Balanced Fund                             $0 to $50 million                                         .55%
                                                     $50 million to $150 million                               .50%
                                                     $150 million to $300 million                             .475%
                                                     $300 million to $500 million                              .45%
                                                     Over $500 million                                        .425%

JNL/Select Global Growth Fund                        $0 to $150 million                                        .75%
                                                     $150 million to $500 million                              .70%
                                                     $500 million to $750 million                              .65%
                                                     Over $750 million                                         .60%

JNL/Select Large Cap Growth Fund                     $0 to $150 million                                        .70%
                                                     $150 million to $500 million                              .65%
                                                     $500 million to $750 million                              .60%
                                                     Over $750 million                                         .55%

JNL/Select Money Market Fund                         $0 to $500 million                                       0.28%
                                                     Over $500 million                                        0.25%

JNL/Select Value Fund                                $0 to $300 million                                        .55%
                                                     $300 million to $500 million                              .50%
                                                     Over $500 million                                         .45%

JNL/T. Rowe Price Established Growth Fund            $0 to $150 million                                        .65%
                                                     $150 to $500 million                                      .60%
                                                     Over $500 million                                         .55%

JNL/T. Rowe Price Mid-Cap Growth Fund                $0 to $150 million                                        .75%
                                                     Over $150 million                                         .70%

JNL/T. Rowe Price Value Fund                         $0 to $150 million                                        .70%
                                                     $150 to $500 million                                      .65%
                                                     Over $500 million                                         .60%

JNL/S&P Managed Growth Fund                          $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Conservative Fund                    $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Growth Fund                 $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Moderate Fund                        $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Managed Aggressive Growth Fund               $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Retirement Income Fund                       $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Retirement 2015 Fund                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Retirement 2020 Fund                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

JNL/S&P Retirement 2025 Fund                         $0 to $500 million                                        .13%
                                                     Over $500 million                                         .08%

APPENDIX C-1

                  AMENDED AND RESTATED ADMINISTRATION AGREEMENT

     This Agreement is made as of December 15, 2004, between JNL SERIES TRUST, a Massachusetts business trust ("Trust"), and JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator").

     WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and has established several separate series of shares ("Fund"), with each Fund having its own assets and investment policies; and

     WHEREAS, the Trust desires to retain the Administrator to furnish administrative services to each Fund listed in Schedule A attached hereto, and to such other Funds of the Trust hereinafter established as agreed to from time to time by the parties, evidenced by an addendum to Schedule A (hereinafter "Fund" shall refer to each Fund which is subject to this Agreement and all agreements and actions described herein to be made or taken by a Fund shall be made or taken by the Trust on behalf of the Fund), and the Administrator is willing to furnish such services,

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties agree as follows:

1.  SERVICES OF THE ADMINISTRATOR

1.1 ADMINISTRATIVE SERVICES. The Administrator shall supervise each Fund's business and affairs and shall provide such services required for effective administration of such Fund as are not provided by employees or other agents engaged by such Fund; PROVIDED, that the Administrator shall not have any obligation to provide under this Agreement any direct or indirect services to a Fund's shareholders, any services related to the distribution of a Fund's shares, or any other services that are the subject of a separate agreement or arrangement between a Fund and the Administrator. Subject to the foregoing, in providing administrative services hereunder, the Administrator shall:

     1.1.1 OFFICE SPACE, EQUIPMENT AND FACILITIES. Furnish without cost to each Fund, or pay the cost of, such office space, office equipment and office facilities as are adequate for the Funds' needs;

     1.1.2 PERSONNEL. Provide, without remuneration from or other cost to each Fund, the services of individuals competent to perform all of the Funds' executive, administrative and clerical functions that are not performed by employees or other agents engaged by the Fund or by the Administrator acting in some other capacity pursuant to a separate agreement or arrangement with the Fund;

     1.1.3 AGENTS. Assist each Fund in selecting and coordinating the activities of the other agents engaged by the Fund, including the Funds' custodian, independent auditors and legal counsel;

     1.1.4 TRUSTEES AND OFFICERS. Authorize and permit the Administrator's directors, officers or employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust or any Fund;

     1.1.5 BOOKS AND RECORDS. Ensure that all financial, accounting and other records required to be maintained and preserved by each Fund are maintained and preserved by it or on its behalf in accordance with applicable laws and regulations; and

     1.1.6 REPORTS AND FILINGS. Assist in the preparation of all periodic reports by each Fund to shareholders of such Fund and all reports and filings required to maintain the registration and qualification of the Fund and the Fund's shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.


2. EXPENSES OF EACH FUND

2.1 EXPENSES TO BE PAID BY THE ADMINISTRATOR. If the Administrator pays or assumes any expenses of the Trust or a Fund not required to be paid or assumed by the Administrator under this Agreement, the Administrator shall not be obligated hereby to pay or assume the same or any similar expense in the future; PROVIDED, that nothing herein contained shall be deemed to relieve the Administrator of any obligation to the Trust or to a Fund under any separate agreement or arrangement between the parties.

     2.1.1 CUSTODY. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of its cash, securities, and other property;

     2.1.2 SHAREHOLDER SERVICING. All expenses of maintaining and servicing shareholder accounts, including, but not limited to, the charges of any shareholder servicing agent, dividend disbursing agent or other agent engaged by a Fund to service shareholder accounts; 2.1.3 SHAREHOLDER REPORTS. All expenses of preparing, setting type, printing and distributing reports and other communications to shareholders of a Fund;

     2.1.4 PROSPECTUSES. All expenses of preparing, setting in type, printing and mailing annual or more frequent revisions of a Fund's Prospectus and SAI and any supplements thereto and of supplying them to shareholders of the Fund and Account holders;

     2.1.5 Fund Accounting Services AND FUND VALUATION. All expenses for fund accounting services to compute a Fund's NAV per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Funds' investments;

     2.1.6 COMMUNICATIONS. All charges for equipment or services used for communications between the Administrator or the Fund and any custodian, shareholder servicing agent, accounting services agent, or other agent engaged by a Fund;

     2.1.7 LEGAL AND ACCOUNTING FEES. All charges for services and expenses of the Fund's legal counsel and independent auditors excluding, however, the charges for services and expenses of independent legal counsel to the disinterested Trustees (as defined in the Investment Company Act of 1940, as amended). In addition, all audit and tax return related charges and expenses;

     2.1.8 SHAREHOLDER MEETINGS. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitation therefor;

     2.1.9 BONDING AND INSURANCE. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees, including, without limitation, such bond, liability and other insurance expense that may from time to time be allocated to the Fund in a manner approved by the Trustees, excluding, however, the expenses of the Trustees' Errors & Omission policy;

     2.1.10 TRADE ASSOCIATION FEES. Its proportionate share of all fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization;

     2.1.11 LIPPER EXPENSES. All charges for services and expenses for Lipper reports as requested or used by the Trustees;

     2.1.12 PROXY EXPENSES. All charges for services and expenses paid to a third party for proxy expenses related to Form N-PX reporting and compliance;

     2.1.13 LICENSE FEES. For all license fees the Administrator will pay the license fee minimums and fixed annual fees;

     2.1.14 JNAM CHIEF COMPLIANCE OFFICER. For all expenses related to his/her position as JNAM's Chief Compliance Officer; and

     2.1.15 SALARIES. All salaries, expenses and fees of the officers, trustees, or employees of the Trust who are officers, directors or employees of the Administrator.

2.2 EXPENSES TO BE PAID BY THE FUND. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Administrator under this
Agreement   or  under  any  separate   agreement   between  such  Fund  and  the
Administrator. Expenses to be borne by such Fund shall include both expenses directly attributable to the operation of that Fund and the offering of its shares, as well as the portion of any expenses of the Trust that is properly allocable to such Fund in a manner approved by the Trustees. Subject to any separate agreement or arrangement between the Trust of a Fund and the Administrator, the expenses hereby allocated to each Fund, and not to the Administrator, include, but are not limited to:

     2.2.1 REGISTRATION FEES. All fees and expenses of registering and maintaining the registration of the Trust and each Fund under the 1940 Act and the registration of each Fund's shares under the Securities Act of 1933 (the "1933 Act") or all fees and expenses of registering and maintaining the registration of the Trust and each Fund under the laws and regulations of foreign countries in which the funds may invest, fees and expenses paid to the Public Company Accounting Oversight Board and any fees for CUSIP number registration;

     2.2.2 BROKERAGE COMMISSIONS. All brokers' commissions and other charges incident to the purchase, sale or lending of a Fund's securities;

     2.2.3 TAXES. All taxes or governmental fees or accounting related services payable by or with respect to a Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

     2.2.4 NONRECURRING AND EXTRAORDINARY EXPENSES. Such nonrecurring and extraordinary expenses as may arise, including the costs of actions, suits, or proceedings to which the Fund is a party and the expenses a Fund may incur as a result of its legal obligation to provide indemnification to the Trust's officers, Trustees and agents;

     2.2.5 INVESTMENT ADVISORY SERVICES. Any fees and expenses for investment advisory services that may be incurred or contracted for by a Fund;

     2.2.6 INDEPENDENT LEGAL COUNSEL TO DISINTERESTED TRUSTEES. All charges for services and expenses of independent legal counsel to the disinterested Trustees (as defined in the Investment Company Act of 1940, as amended);

     2.2.7 TRUSTEES' FEES AND EXPENSES. All compensation of Trustees, all expenses incurred in connection with such Trustees' services as Trustees, and all other expenses of meetings of the Trustees or committees thereof;

     2.2.8 RULE 12B-1 FEES. All Rule 12b-1 fees paid to the Funds' distributor pursuant to a Distribution Plan;

     2.2.9 ASSET-BASED LICENSE FEES. All asset-based license fees for the Funds;

     2.2.10 FUNDS' CHIEF COMPLIANCE OFFICER. For all expenses related to his/her position as the Fund's Chief Compliance Officer; and

     2.2.11 TRUSTEES ERRORS AND OMISSION POLICY. For all expenses of the Trustees' Errors & Omission policy.


3.  ADMINISTRATION FEE

3.1 FEE. As compensation for all services rendered, facilities provided and expenses paid or assumed by the Administrator to or for each Fund under this Agreement, such Fund shall pay the Administrator an annual fee as set out in Schedule B to this Agreement.

3.2 COMPUTATION AND PAYMENT OF FEE. The administration fee shall accrue on each calendar day; and shall be payable monthly on the first business day of the next succeeding calendar month.

4.  OWNERSHIP OF RECORDS

All records required to be maintained and preserved by each Fund pursuant to the provisions or rules or regulations of the Securities and Exchange Commission ("SEC") under section 31(a) of the 1940 Act and maintained and preserved by the Administrator on behalf of such Fund are the property of such Fund and shall be surrendered by the Administrator promptly on request by the Fund; PROVIDED, that the Administrator may at its own expense make and retain copies of any such records.

5.  REPORTS TO ADMINISTRATOR

Each Fund shall furnish or otherwise make available to the Administrator such copies of that Fund's Prospectus, SAI, financial statements, proxy statements, reports, and other information relating to its business and affairs as the Administrator may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

6.  REPORTS TO EACH FUND

The Administrator shall prepare and furnish to each Fund such reports, statistical data and other information in such form and at such intervals as such Fund may reasonably request.

7.  OWNERSHIP OF SOFTWARE AND RELATED MATERIALS

All computer programs, written procedures and similar items developed or acquired and used by the Administrator in performing its obligations under this Agreement shall be the property of the Administrator, and no Fund will acquire any ownership interest therein or property rights with respect thereto.

8.  CONFIDENTIALITY

The Administrator agrees, on its own behalf and on behalf of its employees, agents and contractors, to keep confidential any and all records maintained and other information obtained hereunder which relate to any Fund or to any of a Fund's former, current or prospective shareholders, EXCEPT that the Administrator may deliver records or divulge information (a) when requested to do so by duly constituted authorities after prior notification to and approval in writing by such Fund (which approval will not be unreasonably withheld and may not be withheld by such Fund where the Administrator advises such Fund that it may be exposed to civil or criminal contempt proceeding or other penalties for failure to comply with such request) or (b) whenever requested in writing to do so by such Fund.

9. THE ADMINISTRATOR'S ACTIONS IN RELIANCE ON FUNDS' INSTRUCTIONS, LEGAL OPINIONS, ETC.; FUNDS' COMPLIANCE WITH LAWS.

9.1 The  Administrator  may at any time  apply to an  officer  of the  Trust for instructions, and may consult with legal counsel for a Fund or with the Administrator's own legal counsel, in respect of any matter arising in connection with this Agreement; and the Administrator shall not be liable for any action taken or omitted to be taken in good faith and with due care in accordance with such instructions or with the advice or opinion of such legal counsel. The Administrator shall be protected in acting upon any such instructions, advice, or opinion and upon any other paper or document delivered by a Fund or such legal counsel which the Administrator believes to be genuine and to have been signed by the proper person or persons, and the Administrator shall not be held to have notice of any change of status or authority of any officer or representative of the Trust, until receipt of written notice thereof from the Trust.

9.2 Except as otherwise provided in this Agreement or in any separate agreement between the parties and except for the accuracy of information furnished to each Fund by the Administrator, each Fund assumes full responsibility for the preparation, contents, filing and distribution of its Prospectus and SAI, and full responsibility for other documents or actions required for compliance with all applicable requirements of the 1940 Act, the Securities Exchange Act of 1934, the 1933 Act, and any other applicable laws, rules and regulations of governmental authorities having jurisdiction over such Fund.

10.  SERVICES TO OTHER CLIENTS

Nothing herein contained shall limit the freedom of the Administrator or any affiliated person of the Administrator to render administrative or shareholder services to other investment companies, to act as administrator to other persons, firms, or corporations, or to engage in other business activities.

11.  LIMITATION OF LIABILITY REGARDING THE TRUST

The Administrator shall look only to the assets of each Fund for performance of this Agreement by the Trust on behalf of such Fund, and neither the Trustees of the Trust nor any of the Trust's officers, employees or agents, whether past, present or future shall be personally liable therefor.

12.  INDEMNIFICATION BY FUND

Each Fund shall indemnify the Administrator and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Administrator that result from (i) any claim, action, suit or proceeding in connection with the Administrator's entry into or performance of this Agreement with respect to such Fund; or (ii) any action taken or omission to act committed by the Administrator in the performance of its obligations hereunder with respect to such Fund; or (iii) any action of the Administrator upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of the Trust with respect to such Fund; PROVIDED, that the Administrator shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Administrator or its employees, agents or contractors. Before confessing any claim against it which may be subject to indemnification by a Fund hereunder, the Administrator shall give such Fund reasonable opportunity to defend against such claim in its own name or in the name of the Administrator.

13.  INDEMNIFICATION BY THE ADMINISTRATOR

The Administrator shall indemnify each Fund and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by such Fund which result from (i) the Administrator's failure to comply with the terms of this Agreement with respect to such Fund; or (ii) the Administrator's lack of good faith in performing its obligations hereunder with respect to such Fund; or (iii) the Administrator's negligence or misconduct or its employees, agents or contractors in connection herewith with respect to such Fund. A Fund shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of that Fund or its employees, agents or contractors other than the Administrator, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of the Administrator, any affiliated person of the Administrator, or any affiliated person of an affiliated person of the Administrator. Before confessing any claim against it which may be subject to indemnification hereunder, a Fund shall give the Administrator reasonable opportunity to defend against such claim in its own name or the name of the Fund.

14.  EFFECT OF AGREEMENT

Nothing herein contained shall be deemed to require the Trust or any Fund to take any action contrary to the Trust Instrument or By-laws of the Trust or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of their responsibility for and control of the conduct of the business and affairs of the Fund or the Trust.

15.  TERM OF AGREEMENT

The term of this Agreement shall begin on the date first above written with respect to each Fund listed in Schedule A on the date hereof and, unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through December 15, 2005. With respect to each Fund added by execution of an Addendum to Schedule A, the term of this Agreement shall begin on the date of such execution. Thereafter, in each case this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote or written consent of the Trustees, including a majority of the Trustees who are not interested persons of either party hereto ("Disinterested Trustees"); and PROVIDED FURTHER, that neither party has terminated the Agreement in accordance with Section 17. The Administrator shall furnish any Fund, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof. However, the addition or deletion of a Fund reflecting changes that have been formally approved by resolution by the Board of Trustees will not require approval by the Board of Trustees.

16.  AMENDMENT OR ASSIGNMENT OF AGREEMENT

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized on behalf of any Fund (i) by resolution of the Trustees, including the vote or written consent of a majority of the Disinterested Trustees, or (ii) by vote of a majority of the outstanding voting securities of such Fund.

This Agreement shall terminate automatically and immediately in the event of its assignment; provided, that with the consent of a Fund, the Administrator may subcontract to another person any of its responsibilities with respect to such Fund.

17.  TERMINATION OF AGREEMENT

This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon at least sixty days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trustees, including the vote or written consent of the Disinterested Trustees, or (ii) by vote of a majority of the outstanding voting securities of such Fund.

18.  USE OF NAME

Each Fund hereby agrees that if the Administrator shall at any time for any reason cease to serve as administrator to a Fund, such Fund shall, if and when requested by the Administrator, thereafter refrain from using the name "Jackson National Asset Management, LLC" or the initials "JNAM" in connection with its business or activities, and the foregoing agreement of each Fund shall survive any termination of this Agreement and any extension or renewal thereof.

19.  INTERPRETATION AND DEFINITION OF TERMS

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and affiliated person," as used in this Agreement shall have the meanings assigned to them by section 2(a) of the 1940 Act. In addition, when the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified, interpreted or relaxed by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

20.  CHOICE OF LAW

This Agreement is made and to be principally performed in the State of Michigan, and except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois.

21.  CAPTIONS

The captions in this Agreement are included for convenience of reference only and in no way define or delineate nay of the provisions hereof or otherwise affect their construction or effect.

22.  EXECUTION ON COUNTERPARTS

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

                                              JNL SERIES TRUST


Attest:  /s/ Susan S. Rhee          By:  /s/ Robert A. Fritts
         -------------------------      ---------------------------------
         Susan S. Rhee                   Robert A. Fritts
         Secretary                       President


                                        JACKSON NATIONAL ASSET MANAGEMENT, LLC


Attest:  /s/ Susan S. Rhee          By:  /s/ Mark D. Nerud
         -------------------------      ---------------------------------
         Susan S. Rhee                   Mark D. Nerud
         Secretary                       Chief Financial Officer

                                   SCHEDULE A
                             DATED DECEMBER 15, 2004

JNL/AIM Large Cap Growth Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Alliance Capital Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam International Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Large Cap Growth Fund
JNL/Select Global Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund

                                   SCHEDULE B
                             DATED DECEMBER 15, 2004
                               Class A & B Shares

FUNDS                                                               FEE
-----                                                               ---
JNL/AIM Large Cap Growth Fund                                      .10%
JNL/AIM Small Cap Growth Fund                                      .10%
JNL/Alger Growth Fund                                              .10%
JNL/Alliance Capital Growth Fund                                   .10%
JNL/Eagle Core Equity Fund                                         .10%
JNL/Eagle SmallCap Equity Fund                                     .10%
JNL/FMR Balanced Fund                                              .10%
JNL/FMR Capital Growth Fund                                        .10%
JNL/JPMorgan International Value Fund                              .15%
JNL/Lazard Small Cap Value Fund                                    .10%
JNL/Lazard Mid Cap Value Fund                                      .10%
JNL/Mellon Capital Management S&P 500 Index Fund                   .10%
JNL/Mellon Capital Management S&P 400 MidCap Index Fund            .10%
JNL/Mellon Capital Management Small Cap Index Fund                 .10%
JNL/Mellon Capital Management International Index Fund             .15%
JNL/Mellon Capital Management Bond Index Fund                      .10%
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund    .10%
JNL/Oppenheimer Global Growth Fund                                 .15%
JNL/Oppenheimer Growth Fund                                        .10%
JNL/PIMCO Total Return Bond Fund                                   .10%
JNL/Putnam Equity Fund                                             .10%
JNL/Putnam International Equity Fund                               .15%
JNL/Putnam Midcap Growth Fund                                      .10%
JNL/Putnam Value Equity Fund                                       .10%
JNL/Salomon Brothers High Yield Bond Fund                          .10%
JNL/Salomon Brothers Strategic Bond Fund                           .10%
JNL/Salomon Brothers U.S. Government & Quality Bond Fund           .10%
JNL/Select Balanced Fund                                           .10%
JNL/Select Large Cap Growth Fund                                   .10%
JNL/Select Global Growth Fund                                      .15%
JNL/Select Money Market Fund                                       .10%
JNL/Select Value Fund                                              .10%
JNL/T. Rowe Price Established Growth Fund                          .10%
JNL/T. Rowe Price Mid-Cap Growth Fund                              .10%
JNL/T. Rowe Price Value Fund                                       .10%
JNL/S&P Managed Growth Fund                                        .05%
JNL/S&P Managed Conservative Fund                                  .05%
JNL/S&P Managed Moderate Growth Fund                               .05%
JNL/S&P Managed Moderate Fund                                      .05%
JNL/S&P Managed Aggressive Growth Fund                             .05%

APPENDIX C-2
                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Amended and Restated Administration Agreement dated as of December 15, 2004 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Series Trust; and

     WHEREAS, pursuant to the Agreement, each Fund agreed to pay the Administrator for the services provided and the expenses assumed by each Fund as set forth in Schedule B to the Agreement, and the Administrator agreed to accept such fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, in order to reflect the replacement of Putnam Investment Management, Inc. as a sub-adviser to JNL/Putnam International Equity Fund of the JNL Series Trust, the merger of JNL/Alliance Capital Growth Fund into JNL/T. Rowe Price Established Growth Fund and the addition of three new funds.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 2, 2005, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 2, 2005, attached hereto.

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 2nd day of May, 2005.

JACKSON NATIONAL ASSET              JNL SERIES TRUST
MANAGEMENT, LLC

By:     /s/ Mark D. Nerud           By: /s/ Robert A. Fritts
Name:   Mark D. Nerud               Name:   Robert A. Fritts
Title:  Chief Financial Officer     Title:    President


                                   SCHEDULE A
                                DATED MAY 2, 2005

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Large Cap Growth Fund
JNL/Select Global Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund


                                   SCHEDULE B
                                DATED MAY 2, 2005
                               Class A & B Shares

Funds                                                                    Fee
JNL/AIM Large Cap Growth Fund                                           .10%
JNL/AIM Real Estate Fund                                                .10%
JNL/AIM Small Cap Growth Fund                                           .10%
JNL/Alger Growth Fund                                                   .10%
JNL/Eagle Core Equity Fund                                              .10%
JNL/Eagle SmallCap Equity Fund                                          .10%
JNL/FMR Balanced Fund                                                   .10%
JNL/FMR Capital Growth Fund                                             .10%
JNL/Franklin Templeton Small Cap Value Fund                             .10%
JNL/Goldman Sachs Mid Cap Value Fund                                    .10%
JNL/JPMorgan International Equity Fund                                  .15%
JNL/JPMorgan International Value Fund                                   .15%
JNL/Lazard Small Cap Value Fund                                         .10%
JNL/Lazard Mid Cap Value Fund                                           .10%
JNL/Mellon Capital Management S&P 500 Index Fund                        .10%
JNL/Mellon Capital Management S&P 400 MidCap Index Fund                 .10%
JNL/Mellon Capital Management Small Cap Index Fund                      .10%
JNL/Mellon Capital Management International Index Fund                  .15%
JNL/Mellon Capital Management Bond Index Fund                           .10%
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund         .10%
JNL/Oppenheimer Global Growth Fund                                      .15%
JNL/Oppenheimer Growth Fund                                             .10%
JNL/PIMCO Total Return Bond Fund                                        .10%
JNL/Putnam Equity Fund                                                  .10%
JNL/Putnam Midcap Growth Fund                                           .10%
JNL/Putnam Value Equity Fund                                            .10%
JNL/Salomon Brothers High Yield Bond Fund                               .10%
JNL/Salomon Brothers Strategic Bond Fund                                .10%
JNL/Salomon Brothers U.S. Government & Quality Bond Fund                .10%
JNL/Select Balanced Fund                                                .10%
JNL/Select Large Cap Growth Fund                                        .10%
JNL/Select Global Growth Fund                                           .15%
JNL/Select Money Market Fund                                            .10%
JNL/Select Value Fund                                                   .10%
JNL/T. Rowe Price Established Growth Fund                               .10%
JNL/T. Rowe Price Mid-Cap Growth Fund                                   .10%
JNL/T. Rowe Price Value Fund                                            .10%
JNL/S&P Managed Growth Fund                                             .05%
JNL/S&P Managed Conservative Fund                                       .05%
JNL/S&P Managed Moderate Growth Fund                                    .05%
JNL/S&P Managed Moderate Fund                                           .05%
JNL/S&P Managed Aggressive Growth Fund                                  .05%

APPENDIX C-3
                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Amended and Restated Administration Agreement dated as of December 15, 2004 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Series Trust; and

     WHEREAS, pursuant to the Agreement, each Fund agreed to pay the Administrator for the services provided and the expenses assumed by each Fund as set forth in Schedule B to the Agreement, and the Administrator agreed to accept such fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, in order to reflect the addition of four new funds.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated January 17, 2006, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 17, 2006, attached hereto.

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 17th day of January, 2006.

JACKSON NATIONAL ASSET              JNL SERIES TRUST
MANAGEMENT, LLC

By:     /s/ Mark D. Nerud           By:    /s/ Robert A. Fritts
Name:   MARK D. NERUD               Name:  ROBERT A. FRITTS
Title:  CHIEF FINANCIAL OFFICER     Title: PRESIDENT

                                   SCHEDULE A
                             DATED JANUARY 17, 2006

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Capital Growth Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Salomon Brothers High Yield Bond Fund
JNL/Salomon Brothers Strategic Bond Fund
JNL/Salomon Brothers U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Large Cap Growth Fund
JNL/Select Global Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Retirement Income Fund
JNL/S&P Retirement 2015 Fund
JNL/S&P Retirement 2020 Fund
JNL/S&P Retirement 2025 Fund

                                                    SCHEDULE B
                                              DATED JANUARY 17, 2006
                                                Class A & B Shares

FUNDS                                                                     FEE
JNL/AIM Large Cap Growth Fund                                            .10%
JNL/AIM Real Estate Fund                                                 .10%
JNL/AIM Small Cap Growth Fund                                            .10%
JNL/Alger Growth Fund                                                    .10%
JNL/Eagle Core Equity Fund                                               .10%
JNL/Eagle SmallCap Equity Fund                                           .10%
JNL/FMR Balanced Fund                                                    .10%
JNL/FMR Capital Growth Fund                                              .10%
JNL/Franklin Templeton Small Cap Value Fund                              .10%
JNL/Goldman Sachs Mid Cap Value Fund                                     .10%
JNL/JPMorgan International Equity Fund                                   .15%
JNL/JPMorgan International Value Fund                                    .15%
JNL/Lazard Small Cap Value Fund                                          .10%
JNL/Lazard Mid Cap Value Fund                                            .10%
JNL/Mellon Capital Management S&P 500 Index Fund                         .10%
JNL/Mellon Capital Management S&P 400 MidCap Index Fund                  .10%
JNL/Mellon Capital Management Small Cap Index Fund                       .10%
JNL/Mellon Capital Management International Index Fund                   .15%
JNL/Mellon Capital Management Bond Index Fund                            .10%
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund          .10%
JNL/Oppenheimer Global Growth Fund                                       .15%
JNL/Oppenheimer Growth Fund                                              .10%
JNL/PIMCO Total Return Bond Fund                                         .10%
JNL/Putnam Equity Fund                                                   .10%
JNL/Putnam Midcap Growth Fund                                            .10%
JNL/Putnam Value Equity Fund                                             .10%
JNL/Salomon Brothers High Yield Bond Fund                                .10%
JNL/Salomon Brothers Strategic Bond Fund                                 .10%
JNL/Salomon Brothers U.S. Government & Quality Bond Fund                 .10%
JNL/Select Balanced Fund                                                 .10%
JNL/Select Large Cap Growth Fund                                         .10%
JNL/Select Global Growth Fund                                            .15%
JNL/Select Money Market Fund                                             .10%
JNL/Select Value Fund                                                    .10%
JNL/T. Rowe Price Established Growth Fund                                .10%
JNL/T. Rowe Price Mid-Cap Growth Fund                                    .10%
JNL/T. Rowe Price Value Fund                                             .10%
JNL/S&P Managed Growth Fund                                              .05%
JNL/S&P Managed Conservative Fund                                        .05%
JNL/S&P Managed Moderate Growth Fund                                     .05%
JNL/S&P Managed Moderate Fund                                            .05%
JNL/S&P Managed Aggressive Growth Fund                                   .05%
JNL/S&P Retirement Income Fund                                           .05%
JNL/S&P Retirement 2015 Fund                                             .05%
JNL/S&P Retirement 2020 Fund                                             .05%
JNL/S&P Retirement 2025 Fund                                             .05%

APPENDIX C-4
                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Amended and Restated Administration Agreement dated as of December 15, 2004 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Series Trust; and

     WHEREAS, pursuant to the Agreement, each Fund agreed to pay the Administrator for the services provided and the expenses assumed by each Fund as set forth in Schedule B to the Agreement, and the Administrator agreed to accept such fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, in order to reflect the addition of three new funds.

     WHEREAS, in order to reflect the name change of JNL/FMR Capital Growth Fund to JNL/FMR Mid-Cap Equity Fund.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 1, 2006, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2006, attached hereto.

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 1st day of May, 2006.

JACKSON NATIONAL ASSET              JNL SERIES TRUST
MANAGEMENT, LLC

By:     /s/ Mark D. Nerud           By:    /s/ Robert A. Fritts
Name:   MARK D. NERUD               Name:  ROBERT A. FRITTS
Title:  CHIEF FINANCIAL OFFICER     Title: PRESIDENT

                                   SCHEDULE A
                                DATED MAY 1, 2006

JNL/AIM Large Cap Growth Fund
JNL/AIM Real Estate Fund
JNL/AIM Small Cap Growth Fund
JNL/Alger Growth Fund
JNL/Eagle Core Equity Fund
JNL/Eagle SmallCap Equity Fund
JNL/FMR Balanced Fund
JNL/FMR Mid-Cap Equity Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton Small Cap Value Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs Short Duration Bond Fund
JNL/JPMorgan International Equity Fund
JNL/JPMorgan International Value Fund
JNL/Lazard Emerging Markets Fund
JNL/Lazard Small Cap Value Fund
JNL/Lazard Mid Cap Value Fund
JNL/Mellon Capital Management S&P 500 Index Fund
JNL/Mellon Capital Management S&P 400 MidCap Index Fund
JNL/Mellon Capital Management Small Cap Index Fund
JNL/Mellon Capital Management International Index Fund
JNL/Mellon Capital Management Bond Index Fund
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund
JNL/Oppenheimer Global Growth Fund
JNL/Oppenheimer Growth Fund
JNL/PIMCO Total Return Bond Fund
JNL/Putnam Equity Fund
JNL/Putnam Midcap Growth Fund
JNL/Putnam Value Equity Fund
JNL/Western High Yield Bond Fund
JNL/Western Strategic Bond Fund
JNL/Western U.S. Government & Quality Bond Fund
JNL/Select Balanced Fund
JNL/Select Large Cap Growth Fund
JNL/Select Global Growth Fund
JNL/Select Money Market Fund
JNL/Select Value Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Aggressive Growth Fund
JNL/S&P Retirement Income Fund
JNL/S&P Retirement 2015 Fund
JNL/S&P Retirement 2020 Fund
JNL/S&P Retirement 2025 Fund

                                   SCHEDULE B
                                DATED MAY 1, 2006
                               Class A & B Shares

FUNDS                                                                      FEE
JNL/AIM Large Cap Growth Fund                                             .10%
JNL/AIM Real Estate Fund                                                  .10%
JNL/AIM Small Cap Growth Fund                                             .10%
JNL/Alger Growth Fund                                                     .10%
JNL/Eagle Core Equity Fund                                                .10%
JNL/Eagle SmallCap Equity Fund                                            .10%
JNL/FMR Balanced Fund                                                     .10%
JNL/FMR Mid-Cap Equity Fund                                               .10%
JNL/Franklin Templeton Income Fund                                        .10%
JNL/Franklin Templeton Small Cap Value Fund                               .10%
JNL/Goldman Sachs Mid Cap Value Fund                                      .10%
JNL/Goldman Sachs Short Duration Bond Fund                                .10%
JNL/JPMorgan International Equity Fund                                    .15%
JNL/JPMorgan International Value Fund                                     .15%
JNL/Lazard Emerging Markets Fund                                          .15%
JNL/Lazard Small Cap Value Fund                                           .10%
JNL/Lazard Mid Cap Value Fund                                             .10%
JNL/Mellon Capital Management S&P 500 Index Fund                          .10%
JNL/Mellon Capital Management S&P 400 MidCap Index Fund                   .10%
JNL/Mellon Capital Management Small Cap Index Fund                        .10%
JNL/Mellon Capital Management International Index Fund                    .15%
JNL/Mellon Capital Management Bond Index Fund                             .10%
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund           .10%
JNL/Oppenheimer Global Growth Fund                                        .15%
JNL/Oppenheimer Growth Fund                                               .10%
JNL/PIMCO Total Return Bond Fund                                          .10%
JNL/Putnam Equity Fund                                                    .10%
JNL/Putnam Midcap Growth Fund                                             .10%
JNL/Putnam Value Equity Fund                                              .10%
JNL/Western High Yield Bond Fund                                          .10%
JNL/Western Strategic Bond Fund                                           .10%
JNL/Western U.S. Government & Quality Bond Fund                           .10%
JNL/Select Balanced Fund                                                  .10%
JNL/Select Large Cap Growth Fund                                          .10%
JNL/Select Global Growth Fund                                             .15%
JNL/Select Money Market Fund                                              .10%
JNL/Select Value Fund                                                     .10%
JNL/T. Rowe Price Established Growth Fund                                 .10%
JNL/T. Rowe Price Mid-Cap Growth Fund                                     .10%
JNL/T. Rowe Price Value Fund                                              .10%
JNL/S&P Managed Growth Fund                                               .05%
JNL/S&P Managed Conservative Fund                                         .05%
JNL/S&P Managed Moderate Growth Fund                                      .05%
JNL/S&P Managed Moderate Fund                                             .05%
JNL/S&P Managed Aggressive Growth Fund                                    .05%
JNL/S&P Retirement Income Fund                                            .05%
JNL/S&P Retirement 2015 Fund                                              .05%
JNL/S&P Retirement 2020 Fund                                              .05%
JNL/S&P Retirement 2025 Fund                                              .05%

APPENDIX C-5
                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Amended and Restated Administration Agreement dated as of December 15, 2004 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Series Trust; and

     WHEREAS, pursuant to the Agreement, each Fund and the Administrator agreed to certain expenses assumed by each Fund and the Administrator as payment for certain services and expenses; and

     WHEREAS, the agreement must be amended in order to reflect the addition of compliance staffing and the expenses associated with the addition.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Section 2.1.14 to the Agreement is hereby deleted and replaced in its entirety with the following:

2.1.14 JNAM CHIEF COMPLIANCE OFFICER AND COMPLIANCE STAFF. For all expenses related to his/her position as JNAM's Chief Compliance Officer and for a portion of the expenses related to any compliance staffing as agreed to by the independent trustees; and

2. Section 2.2.10 to the Agreement is hereby deleted and replaced in its entirety with the following:

2.2.10 FUNDS' CHIEF COMPLIANCE OFFICER. For all expenses related to his/her position as the Fund's Chief Compliance Officer and for a portion of the expenses related to any compliance staffing as agreed to by the independent trustees; and

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 20th day of June, 2006.

JACKSON NATIONAL ASSET              JNL SERIES TRUST
MANAGEMENT, LLC

By:     /s/ Mark D. Nerud           By: /s/ Robert A. Fritts
Name:   Mark D. Nerud               Name:   Robert A. Fritts
Title:  Chief Financial Officer     Title:    President

APPENDIX C-6
                                    AMENDMENT
                                       TO
                            ADMINISTRATION AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Administrator"), and JNL SERIES TRUST, a Massachusetts business trust ("Trust").

     WHEREAS, the Administrator and the Trust entered into an Amended and Restated Administration Agreement dated as of December 15, 2004 ("Agreement"), whereby the Administrator agreed to provide certain administrative services to the investment portfolios of the JNL Series Trust; and

     WHEREAS, pursuant to the Agreement, each Fund and the Administrator agreed to certain expenses assumed by each Fund and the Administrator as payment for certain services and expenses;

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Fund and the Adviser agree as follows:

1. Section 2.2.12 is added to the Agreement:

          2.2.12 ANTI-MONEY LAUNDERING ("AML") SERVICE FEE. For all expenses related to AML Services paid to Jackson National Life Insurance Company.

2. This Amendment may be executed in two or more counterparts which together shall constitute one document.

     IN WITNESS WHEREOF, the Administrator and the Trust have caused this Amendment to be executed as of this 1st day of September, 2006.

JACKSON NATIONAL ASSET              JNL SERIES TRUST
MANAGEMENT, LLC

By:     /s/ Mark D. Nerud           By: /s/ Robert A. Fritts
Name:   Mark D. Nerud               Name:   Robert A. Fritts
Title:  Chief Financial Officer     Title:  President

APPENDIX D-1

                             SUB-ADVISORY AGREEMENT

                                JNL SERIES TRUST

                                JANUARY 31, 2001


     JACKSON NATIONAL ASSET MANAGEMENT, LLC (the "Adviser") confirms its agreement with PUTNAM INVESTMENT MANAGEMENT, INC. (the "Sub-Adviser") with respect to the JNL/Putnam Growth Series, JNL/Putnam International Equity Series, JNL/Putnam Midcap Growth Series and JNL/Putnam Value Equity Series (each a "Portfolio") of the JNL Series Trust (the "Fund") as follows:

     1. INVESTMENT DESCRIPTION; APPOINTMENT

     The Fund employs the Adviser as the manager of the Portfolios pursuant to an Amended Investment Advisory and Management Agreement dated August 17, 1995, as amended (the "Management Agreement"), and the Fund and the Adviser desire to employ and hereby appoint the Sub-Adviser to act as the sub-investment adviser to the Portfolios. The investment objective(s), policies and limitations governing each Portfolio are specified in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") of the Fund filed with the Securities and Exchange Commission as part of the Fund's Registration Statement on Form N-1A, as amended or supplemented from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Fund (the "Board"). Copies of the Prospectus and the Statement have been or will be submitted to the Sub-Adviser. The Adviser agrees promptly to provide copies of all amendments and supplements to the current Prospectus and the Statement to the Sub-Adviser on an on-going basis. Until the Adviser delivers any such amendment or supplement to the Sub-Adviser, the Sub-Adviser shall be fully protected in relying on the Prospectus and Statement of
Additional   Information  as  previously  furnished  to  the  Sub-Adviser.   The
Sub-Adviser accepts the appointment and agrees to furnish the services for the compensation, as set forth below.

     2. SERVICES AS SUB-ADVISER

     (a) Subject to the supervision, direction and approval of the Board and the Adviser, the Sub-Adviser shall conduct a continual program of investment, evaluation and, if appropriate in the view of the Sub-Adviser, sale and reinvestment of each Portfolio's assets. The Sub-Adviser is authorized, in its sole discretion and without prior consultation with the Adviser, to: (i) manage each Portfolio's assets in accordance with the Portfolio's investment objective(s) and policies as stated in the Prospectus and the Statement; (ii) make investment decisions for each Portfolio; (iii) place purchase and sale orders for portfolio transactions on behalf of each Portfolio; and (iv) employ professional portfolio managers and securities analysts who provide research services to each Portfolio. The Sub-Adviser shall not be responsible for the administrative affairs of the Fund, including, but not limited to, accounting for and pricing of the Portfolios. The Sub-Adviser will use its best efforts to manage each Portfolio so that it complies with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, as applicable to the Fund. The Adviser acknowledges and agrees that the Sub-Adviser's compliance with its obligations in the immediately preceding sentence will be based on information supplied by the Adviser including, but not limited to, portfolio lot level realized and unrealized gain/loss allocation information. The Adviser agrees to supply all such information on a timely basis.

     In addition, the Sub-Adviser shall furnish the Adviser daily information concerning portfolio transactions and monthly, quarterly and annual reports concerning transactions and performance of each Portfolio in such form as may be mutually agreed upon, and the Sub-Adviser agrees to review each Portfolio and discuss the management of it from time to time with the Adviser and the Board.

     (b) Unless the Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Portfolio shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of a Portfolio may be invested.

     (c) The Sub-Adviser shall maintain and preserve such records related to each Portfolio's transactions as are required of a Sub-Adviser under the Investment Advisers Act of 1940, as amended. The Sub-Adviser shall timely furnish to the Adviser all information relating to the Sub-Adviser's services hereunder reasonably requested by the Adviser to keep and preserve the books and records of each Portfolio. The Sub-Adviser will promptly supply to the Adviser copies of any of such records upon request.

     3. BROKERAGE

     In selecting brokers or dealers to execute transactions on behalf of a Portfolio, the Sub-Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Sub-Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion. Nothing in this paragraph shall be deemed to prohibit the Sub-Adviser from paying an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Sub-Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the relevant Portfolio and/or other accounts over which the Sub-Adviser or its affiliates exercise investment discretion.

     4. COMPENSATION

     In consideration of the services rendered pursuant to this Agreement, the Adviser will pay the Sub-Adviser an annual fee calculated at the rates set forth in Exhibit A hereto of each Portfolio's average daily net assets; the fee is calculated daily and paid monthly. The fee for the period from the Effective Date (defined below) of the Agreement for a Portfolio to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement with respect to a Portfolio before the end of a month, the fee for such part of that month for that Portfolio shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Sub-Adviser, the value of a Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

     5. EXPENSES

     The Sub-Adviser shall bear all expenses (excluding brokerage costs, custodian fees, auditors fees or other expenses to be borne by the Portfolios) in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, sub-advisory fees (other than sub-advisory fees paid pursuant to this Agreement) and administration fees, fees for necessary professional and brokerage services, costs relating to local administration of securities, fees for any pricing service, the costs of regulatory compliance, and costs associated with maintaining the Fund's legal existence and shareholder relations. The Sub-Adviser shall only bear the expenses it has expressly agreed to assume under this Agreement.

     6. STANDARD OF CARE AND INDEMNIFICATION

     In the performance of its duties, the Sub-Adviser will comply with the stated investment objectives, policies and restrictions of the Portfolios as set forth in the Prospectus and Statement and will conform in all material respects in accordance with any applicable regulations of any governmental authority pertaining to its activities hereunder.

     The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services listed in paragraphs 2 and 3 above. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio or the Adviser in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Fund or to the shareholders of the Portfolio to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its obligations and duties under this Agreement ("Disabling Conduct"). Except for Disabling Conduct, the Adviser shall indemnify and hold the Sub-Adviser (and its officers, directors, employees, controlling persons, shareholders and affiliates) harmless from any liability arising from the Sub-Adviser's conduct under this Agreement.

     Notwithstanding the foregoing, the Sub-Adviser shall indemnify and hold harmless the Adviser against any and all losses, claims, damages, liabilities, or litigation (including legal and other expenses) to which an Adviser Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Sub-Adviser's responsibilities as Sub-Adviser to the Fund which (1) result from the Disabling Conduct by the Sub-Adviser, any of its employees or representatives, or any affiliate of the Sub-Adviser, (2) result from a failure to comply with Section 2 of this Agreement, or (3) result from any untrue statement of a material fact contained in the Prospectus or Statement covering the shares of the Fund or a Portfolio, or any amendment or supplement thereto, or the omission to state therein a material fact known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Adviser, the Fund, or any affiliated person of the Adviser or Fund by the Sub-Adviser or any affiliated person of the Sub-Adviser for use in the Prospectus or Statement; provided, however, that in no case shall the indemnity in favor of an Adviser Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     Sub-Adviser will treat confidentially and as proprietary information of the Fund all records and other information relative to the Fund maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (1) after prior notification to and approval in writing by the Fund, which approval shall not be unreasonably withheld, (2) where required by law or required by a regulatory authority, or (3) for use in a performance composite where the Fund is not named.

     7. TERM OF AGREEMENT

     This Agreement shall become effective on January 31, 2001 (the "Effective Date") and shall continue until June 30, 2002 and shall continue thereafter so long as such continuance is specifically approved at least annually as required by the Investment Company Act of 1940 (the "1940 Act"). This Agreement is terminable, with respect to a Portfolio without penalty, on 60 days' written notice, by the Adviser, the Board or by vote of holders of a majority (as defined in the 1940 Act and the rules hereunder) of the outstanding voting securities of such Portfolio, or upon 60 days' written notice, by the Sub-Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

     8. SERVICES TO OTHER COMPANIES OR ACCOUNTS

     The Adviser understands that the Sub-Adviser now acts, will continue to act and may act in the future as investment manager or adviser to fiduciary and other managed accounts, and as investment manager or adviser to other investment companies, including any offshore entitled, or accounts, and the Adviser has no objection to the Sub-Adviser's so acting, provided that whenever a Portfolio and one or more other investment companies or accounts managed or advised by the Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to equitable to each company and account. The Adviser recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Portfolio. In addition, the Adviser understands that the persons employed by the Sub-Adviser to assist in the performance of the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     9. REPRESENTATIONS

     Each of the parties hereto represents that the Agreement has been duly authorized, executed and delivered by all required corporate action and that this Agreement does not violate any existing agreements or relationships between such party and any other party.

     The Adviser represents that the post-effective amendment to the Registration Statement for the Fund filed with the Securities and Exchange Commission contains, as of the date hereof, no untrue material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading; provided that the Adviser makes no representation as to the accuracy or completeness of information or descriptions provided by sub-advisers.

     The Sub-Adviser represents that it has reviewed the post-effective amendment to the Registration Statement for the Fund filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Sub-Adviser is required to be registered.

     10. USE OF NAME

     (a) The Adviser may use (and shall cause any of its affiliates including the Fund to use) the name "Putnam Investment Management, Inc.", "Putnam Investment Management", "Putnam Management" or "Putnam" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect. At such times as this agreement shall no longer be in effect, the Adviser shall cease (and shall cause its affiliates to cease using) to use such a name or any other name indicating that it is advised by or otherwise connected with the Sub-Adviser and shall promptly change its name accordingly. The Adviser acknowledges that the Fund has included the term "Putnam" in the names of the Portfolios through permission of the Sub-Adviser, and agrees that the Sub-Adviser reserves to itself and any successor to its business the right to grant the non-exclusive right to use the aforementioned names or any similar names to any other corporation or entity, including but not limited to any investment company of which the Sub-Adviser or any subsidiary or affiliate thereof or any successor to the business of any thereof shall be the investment adviser.

     (b) The Adviser will not, and will cause its affiliates to not, refer to the Sub-Adviser or any affiliate in any prospectus, proxy statement or sales literature except with the written permission of the Sub-Adviser.

     (c) The Adviser will permit the Portfolio to be used as a funding vehicle only for Policies issued by Jackson National Life Insurance Company or any of its affiliates.

     (d) The Adviser will not (and will cause its affiliates to not) engage in marketing programs (written or otherwise) directed toward the Putnam Capital Managers contract ("PCM") which explicitly solicit transfers from PCM to the Adviser's products or those of its affiliates. The Adviser will not (and will cause its affiliates to not) create or use marketing materials which provide direct comparisons between PCM and the Adviser's products or those of any of its affiliates. The Adviser will not (and will cause its affiliates to not) reimburse voluntarily, or enter into any contract or policy after the date hereof providing for the reimbursement of any deferred sales charges to encourage the transfer of assets from PCM to the Adviser's products or those of any affiliate. For the purposes of this Section 10(d), the term affiliate shall not include independent agents who are not employees of the Adviser or its corporate affiliates.

     11. MISCELLANEOUS

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of Trust personally, but bind only the assets of Trust, and persons dealing with the Fund must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

     In the event the Fund designates one or more series other than the Portfolio with respect to which the Fund and the Adviser wish to retain the Sub-Adviser to render investment advisory services hereunder, they shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Trust and the Adviser in writing, whereupon such series shall become a Portfolio hereunder, and be subject to this Agreement.

     If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                                Very truly yours,

                                JACKSON NATIONAL ASSET MANAGEMENT, LLC

                                 By: /a/ Andrew B. Hopping
                                     Andrew B. Hopping
                                     President


Accepted:

PUTNAM INVESTMENT MANAGEMENT, INC.

By: /s/ Joseph Craven
    Joseph Craven
    Managing Director

                                   SCHEDULE A
                             DATED JANUARY 31, 2001

                                     (Funds)

                            JNL/Putnam Growth Series
                         JNL/Putnam Value Equity Series
                     JNL/Putnam International Equity Series
                         JNL/Putnam Midcap Growth Series

                                   SCHEDULE B
                             DATED JANUARY 31, 2001

                                 (Compensation)

                            JNL/PUTNAM GROWTH SERIES
                         JNL/PUTNAM VALUE EQUITY SERIES

                      AVERAGE DAILY NET ASSETS ANNUAL RATE

                           First $150 million                 0.50%
                           Next $150 million                  0.45%
                           Over $300 million                  0.35%


                     JNL/PUTNAM INTERNATIONAL EQUITY SERIES

                      AVERAGE DAILY NET ASSETS ANNUAL RATE

                           First $150 million                 0.65%
                           Next $150 million                  0.55%
                           Over $300 million                  0.45%


                         JNL/PUTNAM MIDCAP GROWTH SERIES

                      AVERAGE DAILY NET ASSETS ANNUAL RATE

                           $0 to $250 million                 0.50%
                           Over $250 million                  0.45%

APPENDIX D-2
                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                       PUTNAM INVESTMENT MANAGEMENT, INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and PUTNAM INVESTMENT MANAGEMENT, INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 1, 2004, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 1st day of May, 2004.

JACKSON NATIONAL ASSET              PUTNAM INVESTMENT
MANAGEMENT, LLC                     MANAGEMENT, INC.


By:    /s/ Andrew B. Hopping      By:     /s/ Louis X. Iglesias
Name:  ANDREW B. HOPPING          Name:   Louis X. Iglesias
Title: PRESIDENT                  Title:  SVP

                                   SCHEDULE B
                                DATED MAY 1, 2004

                                 (Compensation)

                             JNL/PUTNAM EQUITY FUND

                      AVERAGE DAILY NET ASSETS ANNUAL RATE

                           $0 to $150 million                 0.475%
                           $150 to $300 million               0.40%
                           Over $300 million                  0.325%


                      JNL/PUTNAM INTERNATIONAL EQUITY FUND

                      AVERAGE DAILY NET ASSETS ANNUAL RATE

                           $0 to $150 million                 0.55%
                           $150 to $300 million               0.50%
                           Over $300 million                  0.45%


                          JNL/PUTNAM MIDCAP GROWTH FUND

                      AVERAGE DAILY NET ASSETS ANNUAL RATE

                           $0 to $250 million                 0.50%
                           Over $250 million                  0.45%


                          JNL/PUTNAM VALUE EQUITY FUND

                      AVERAGE DAILY NET ASSETS ANNUAL RATE

                           $0 to $150 million                 0.475%
                           $150 to $300 million               0.40%
                           Over $300 million                  0.325%

APPENDIX D-3
                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                       PUTNAM INVESTMENT MANAGEMENT, INC.

     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and PUTNAM INVESTMENT MANAGEMENT, INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, in order to reflect the removal of the JNL/Putnam International Equity Fund, Schedule A and Schedule B must be amended.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated May 2, 2005, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated May 2, 2005, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 2nd day of May, 2005.

JACKSON NATIONAL ASSET              PUTNAM INVESTMENT
MANAGEMENT, LLC                     MANAGEMENT, INC.


By:    /s/ Andrew B. Hopping      By:     /s/ Mark Coneeny
Name:  ANDREW B. HOPPING          Name:   Mark Coneeny
Title: PRESIDENT                  Title:  Managing Director

                                   SCHEDULE A
                                DATED MAY 2, 2005


                             JNL/PUTNAM EQUITY FUND
                          JNL/PUTNAM MIDCAP GROWTH FUND
                          JNL/PUTNAM VALUE EQUITY FUND

                                   SCHEDULE B
                                DATED MAY 2, 2005

                                 (Compensation)

                             JNL/PUTNAM EQUITY FUND

                      AVERAGE DAILY NET ASSETS ANNUAL RATE

                           $0 to $150 million                          0.475%
                           $150 to $300 million                        0.40%
                           Over $300 million                           0.325%


                          JNL/PUTNAM MIDCAP GROWTH FUND

                      AVERAGE DAILY NET ASSETS ANNUAL RATE

                           $0 to $250 million                          0.50%
                           Over $250 million                           0.45%


                          JNL/PUTNAM VALUE EQUITY FUND

                      AVERAGE DAILY NET ASSETS ANNUAL RATE

                           $0 to $150 million                          0.475%
                           $150 to $300 million                        0.40%
                           Over $300 million                           0.325%

APPENDIX D-4
                                    AMENDMENT
                                       TO
                        INVESTMENT SUB-ADVISORY AGREEMENT
                                     BETWEEN
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC
                                       AND
                        PUTNAM INVESTMENT MANAGEMENT, LLC


     This AMENDMENT is made by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and PUTNAM INVESTMENT MANAGEMENT, LLC, a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, the Adviser and Sub-Adviser entered into an Investment Sub-Advisory Agreement dated as of January 31, 2001 ("Agreement"), whereby Adviser appointed Sub-Adviser to provide certain sub-investment advisory services to the investment portfolios of the JNL Series Trust; and

     WHEREAS,  pursuant  to  the  Agreement,  the  Adviser  agreed  to  pay  the
Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser a sub-advisory fee as set forth on Schedule B to the Agreement, and the Sub-Adviser agreed to accept such sub-advisory fee as full compensation under the Agreement for such services and expenses; and

     WHEREAS, in order to reflect fee reductions for all funds, Schedule B must be amended.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereby agree to amend the Agreement as follows:

1. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated September 1, 2006, attached hereto.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Amendment to be executed as of this 1st day of September, 2006.

JACKSON NATIONAL ASSET              PUTNAM INVESTMENT
MANAGEMENT, LLC                     MANAGEMENT, INC.


By:    /s/ Andrew B. Hopping        By:     /s/ William T. Connolly
Name:  ANDREW B. HOPPING            Name:   William T. Connolly
Title: PRESIDENT                    Title:  Head of Retail Management,
                                            Senior Managing Director

                                   SCHEDULE A
                             DATED SEPTEMBER 1, 2006
                                     (Funds)

  ----------------------------------------------------------------------------

                             JNL/Putnam Equity Fund

  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

                          JNL/Putnam Midcap Growth Fund

  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

                          JNL/Putnam Value Equity Fund

  ----------------------------------------------------------------------------

                                   SCHEDULE B
                             DATED SEPTEMBER 1, 2006
                                 (Compensation)

  ----------------------------------------------------------------------------

                             JNL/PUTNAM EQUITY FUND

  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------

                      AVERAGE DAILY NET ASSETS            ANNUAL RATE

  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------

                       $0 to $150 Million                 0.45%

  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------

                       $150 Million to $300 Million       0.35%

  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------

                       Amounts over $300 Million          0.30%


  ----------------------------------------------------------------------------

                          JNL/PUTNAM MIDCAP GROWTH FUND

  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------

                      AVERAGE DAILY NET ASSETS            ANNUAL RATE

  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------

                       $0 to $250 Million                 0.475%

  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------

                       Amounts over $250 Million          0.40%

  ------------------------------------------------------- --------------------


                          JNL/PUTNAM VALUE EQUITY FUND

  ----------------------------------------------------------------------------
  ------------------------------------------------------- --------------------

                      AVERAGE DAILY NET ASSETS ANNUAL RATE

  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------

                       $0 to $150 Million                 0.45%

  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------

                       $150 Million to $300 Million       0.35%

  ------------------------------------------------------- --------------------
  ------------------------------------------------------- --------------------

                       Amounts over $300 Million          0.30%

  ------------------------------------------------------- --------------------

APPENDIX E

                        INVESTMENT SUB-ADVISORY AGREEMENT


     This AGREEMENT is effective this 16th day of January 2007, by and between JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company and registered investment adviser ("Adviser"), and PPM AMERICA, INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act");

     WHEREAS, the Adviser represents that it has entered into an Investment Advisory and Management Agreement ("Management Agreement") dated as of January 31, 2001 with the Trust; and

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the investment portfolios of the Trust listed on Schedule A hereto ("each a Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. APPOINTMENT. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Funds for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. DELIVERY OF DOCUMENTS. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following prior to the commencement of the Sub-Adviser's services:

          a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          b)   the Trust's By-Laws and amendments thereto;

          c) resolutions of the Trust's Board of Trustees authorizing the appointment of Sub-Adviser and approving this Agreement;

          d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

          e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Funds; and

          f) the Trust's most recent prospectus and Statement of Additional Information for the Funds (collectively called the "Prospectus").

          During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of each Fund, prospects of each Fund or the public that refer to the Fund in any way, prior to the use thereof, and the Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by e-mail, first class or overnight mail, facsimile transmission equipment or hand delivery.

          Adviser will furnish the Sub-Adviser with copies of all amendments of or supplements to the foregoing within a reasonable time before they become effective. Any amendments or supplements that impact the management of the Funds will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's approval thereof.

     3. MANAGEMENT. Subject always to the supervision of the Adviser, who in turn is subject to the supervision of the Trust's Board of Trustees, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Funds and place all orders for the purchase and sale of securities, including foreign or domestic securities or other property (including financial futures and options of any type), all on behalf of the Funds. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Funds (as set forth below), and will monitor the Funds' investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Funds, which may be amended from time to time. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Funds and to consult with each other regarding the investment affairs of the Funds. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser, solely with respect to the assets of the Funds which are under its management pursuant to this Agreement, and based on information obtained from the Funds' administrator, custodian and other service providers, shall take reasonable steps to comply with the diversification provisions of
          Section 817(h) of the Internal Revenue Code of 1986, as amended ("IRC"), and its accompanying Regulation, Treas. Reg. Section 1.817-5, applicable to the Funds.

          Adviser will not act in a manner that would result in Sub-Adviser failing to maintain the required diversification and if the failure to diversify is inadvertent, Jackson National Life Insurance Company and any of its affiliates investing in the Funds, as owner of the assets in the Funds, shall in good faith and in conjunction with Sub-Adviser follow the procedures specified in Treas. Reg. Section 1.817-5(a)(2) and Revenue Procedure 92-25 (or its successor) to request relief from the Commissioner of Internal Revenue Service, and that in such an event Adviser shall work in conjunction with Sub-Adviser in the preparation of any request for relief or closing agreement and, to the extent that Adviser is seeking indemnification under Section 11 hereof, no filings or agreements shall be made with the Commissioner of Internal Revenue Service without the prior written approval of Sub-Adviser.

          The Adviser agrees that the Sub-Adviser shall not be liable for any failure to recommend the purchase or sale of any security on behalf of any Fund on the basis of any information which might, in the Sub-Adviser's opinion, constitute a violation of any federal or state laws, rules or regulations.

          The Sub-Adviser further agrees that it:

          a) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          b) will comply with all applicable Rules and Regulations of the SEC in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

          c) will report regularly to Adviser and to the Trust's Board of Trustees as reasonably agreed between the Adviser and Sub-Adviser and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times agreed to by the Adviser and Sub-Adviser, the management of the Funds, including, without limitation, review of the general investment strategies of the Funds, the performance of the Funds in relation to the specified benchmarks and will provide various other reports from time to time as reasonably requested by Adviser;

          d) will provide to the Adviser (i) a monthly compliance checklist developed for each Fund by Adviser and Sub-Adviser, and (ii) quarterly reports developed for each Fund by Adviser and Sub-Adviser;

          e) will prepare and maintain such books and records with respect to each Fund's securities transactions in accordance with Section 7 herein, and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Adviser may reasonably request;

          f) will prepare and cause to be filed in a timely manner Form 13F and, if required, Schedule 13G with respect to securities held for the account of the Funds subject to Sub-Adviser's supervision;

          g)   will act upon reasonable instructions from Adviser;

          h) will treat confidentially and as proprietary information of Trust all such records and other information relative to the Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust, PROVIDED, HOWEVER, that notwithstanding the foregoing, Sub-Adviser may disclose such information as required by applicable law, regulation or upon request by a regulator or auditor of Sub-Adviser;

          i) will vote proxies received in connection with securities held by the Funds consistent with its fiduciary duties hereunder; and

          j) may not consult with any other sub-adviser of the Trust concerning transactions in securities or other assets for any investment portfolio of the Trusts, including the Funds, except that such consultations are permitted between the current and successor sub-advisers of the Funds in order to effect an orderly transition of sub-advisory duties so long as such consultations are not concerning transactions prohibited by Section 17(a) of the 1940 Act.

     4. CUSTODY OF ASSETS. Sub-Adviser shall at no time have the right to physically possess the assets of the Funds or have the assets registered in its own name or the name of its nominee, nor shall Sub-Adviser in any manner acquire or become possessed of any income, whether in kind or cash, or proceeds, whether in kind or cash, distributable by reason of selling, holding or controlling such assets of the Funds. In accordance with the preceding sentence, Sub-Adviser shall have no responsibility with respect to the collection of income, physical acquisition or the safekeeping of the assets of the Funds. All such duties of collection, physical acquisition and safekeeping shall be the sole obligation of the custodian.

     5. BROKERAGE. The Sub-Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. Sub-Adviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all portfolio transactions entered into by Sub-Adviser on behalf of the Funds. Sub-Adviser will provide copies of futures agreements entered into by the Funds to the Adviser, if applicable. It is the Sub-Adviser's general policy in selecting a broker to effect a particular transaction to seek to obtain "best execution", which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the brokerage services provided by the broker.

          Consistent with this policy, the Sub-Adviser, in selecting broker-dealers and negotiating commission rates, will take all relevant factors into consideration, including, but not limited to: the best price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the broker's execution capabilities and any research provided by the broker that aids the Sub-Adviser's investment decision-making process. Subject to such policies and procedures as the Trust's Board of Trustees may determine, the Sub-Adviser shall have discretion to effect investment transactions for each Fund through broker-dealers (including, to the extent permissible under applicable law, broker-dealer affiliates) who provide brokerage and/or research services, as such services are defined in section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and to cause such Fund to pay any such broker-dealers an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker-dealer, viewed in terms of either that particular investment transaction or the Sub-Adviser's overall responsibilities with respect to such Fund and other accounts to which the Sub-Adviser exercises investment discretion (as such term is defined in section 3(a)(35) of the 1934 Act). Allocation of orders placed by the Sub-Adviser on behalf of a Fund to such broker-dealers shall be in such amounts and proportions as the Sub-Adviser shall determine in good faith in conformity with its responsibilities under applicable laws, rules and regulations. The Sub-Adviser will submit reports on brokerage placements to the Adviser as reasonably requested by the Adviser, in such form as may be mutually agreed to by the parties hereto, indicating the broker-dealers to whom such allocations have been made and the basis therefore.

     6. EXPENSES. The Sub-Adviser shall bear all expenses incurred by it in connection with the performance of its services under this Agreement. Each Fund will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory fees, and administration fees; fees for necessary professional and brokerage services; costs relating to local administration of securities; and fees for any pricing services. All other expenses not specifically assumed by the Sub-Adviser hereunder or by the Adviser under the Management Agreement are borne by the applicable Fund or the Trust.

     7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust shall be available for inspection by the Trust and Adviser upon their reasonable request and agrees to provide the Trust with copies of any of such records upon the Trust's request. Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act related to each Fund's portfolio transactions. The Adviser shall maintain all books and records not related to the Fund's portfolio transactions.

     8. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee accrued daily and payable monthly on the average daily net assets in the Funds in accordance with Schedule B hereto.

          The Sub-Adviser represents and warrants that in no event shall the Sub-Adviser provide similar investment advisory services to any U.S. registered investment company client comparable to the Funds being managed under this Agreement at a composite rate of compensation less than that provided for herein.

     9. SERVICES TO OTHERS. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies or accounts. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Sub-Adviser may group orders for a Fund with orders for other funds and accounts to obtain the efficiencies that may be available on larger transactions when it determines that investment decisions are appropriate for each participating account. Sub-Adviser cannot assure that such policy will not adversely affect the price paid or received by a Fund. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size and the opportunities of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     10. LIMITATION OF LIABILITY. Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Funds or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Funds, any shareholder of the Funds or the Adviser either in connection with the performance of Sub-Adviser's duties under this Agreement or its failure to perform due to events beyond the reasonable control of the Sub-Adviser or its agents, except for a loss resulting from Sub-Adviser's willful misfeasance, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. Federal and State securities laws may impose liabilities under certain circumstances on persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which Adviser may have under any applicable laws.

     11. INDEMNIFICATION. Adviser and the Sub-Adviser each agree to indemnify the other party (and each such party's affiliates, employees, directors and officers) against any claim, damages, loss or liability (including reasonable attorneys' fees) arising out of any third party claims brought against an indemnified party that are found to constitute willful misfeasance or gross negligence on the part of the indemnifying party.

     12. DURATION AND TERMINATION. This Agreement will become effective as to a Fund upon execution or, if later, on the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from the date of its execution. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, PROVIDED that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on sixty days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act.) Section 10 and 11 herein shall survive the termination of this Agreement.

     13.  ACKNOWLEDGEMENTS OF ADVISER. Adviser acknowledges and agrees that:

          (a) The assets of the Account may be invested in futures contracts and consents to the Sub-Adviser's use of the alternate disclosure and recordkeeping standards under Commodity Futures Trading Commission Rule 4.7 with respect to such futures trading, which alternate standards are available to the Sub-Adviser on account of each Fund's ownership of securities of issuers not affiliated with the Funds and other investments with an aggregate market value of at least $2,000,000 and on account of the Trust's status as an investment company registered under the 1940 Act (not formed for the specific purpose of either investing in an exempt pool or opening an exempt account);

          (b) It is excluded from the definition of a commodity pool operator under CFTC Rule 4.5, and in connection with such exemption has filed a notice of eligibility and will provide the Sub-Adviser with a copy of such notice of eligibility before the execution of this Agreement; and

          (c)  The Adviser hereby  acknowledges  that not less than  forty-eight
               (48) hours before the date it has executed this Agreement, it received from the Sub-Adviser a copy of Part II of Sub-Advisers Form ADV, as required by Rule 204-(3) of the Investment Advisers Act of 1940, as amended.

     14. OBLIGATIONS OF ADVISER. The Adviser agrees to provide or complete, as the case may be, the following prior to the commencement of the Sub-Adviser's investment advisory services as specified under this
          Agreement:

          (a) A list of first tier affiliates and second tier affiliates (i.e., affiliates of affiliates) of the Fund;

          (b) A list of restricted securities for each Fund (including CUSIP, Sedol or other appropriate security identification); and

          (c)  A copy of the current compliance procedures for each Fund.

          The Adviser also agrees to promptly update the above referenced items in order to ensure their accuracy, completeness and/or effectiveness.

     15. CONFIDENTIAL TREATMENT. It is understood that any information or recommendation supplied by, or produced by, Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser and the Trust. Furthermore, except as required by law (including, but not limited to semi-annual, annual or other filings made under the 1940 Act) or as agreed to by the Adviser and Sub-Adviser, the Adviser and Trust will not disclose any list of securities held by the Fund until it is either filed with the Securities & Exchange Commission or mailed out to shareholders, which filing or mailing shall not be made sooner than 30 days after quarter end in any manner whatsoever except as expressly authorized in this Agreement, except that the top 10 holdings may be disclosed 15 days after month end. In addition, at the end of each quarter, the Adviser may disclose to certain third party data or service providers to the Fund, who have entered into a confidentiality agreement with the Adviser, a list of securities purchased or sold by the Fund during the quarter.

     16. ENTIRE AGREEMENT; AMENDMENT OF THIS AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the Funds. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     17. NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as designated herein.

          A) TO ADVISER: Jackson National Life Insurance Company 1 Corporate Way Lansing, MI 48951 Attn: Thomas J. Meyer

          B) TO SUB-ADVISER: PPM America, Inc. 225 W. Wacker Drive, Suite 1200 Chicago, IL 60606 Attention: Wes Wetherell

     18. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

          The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives or agents of Trust personally, but bind only the assets of Trust, and persons dealing with the Funds must look solely to the assets of Trust belonging to such Fund for the enforcement of any claims against the Trust.

     19. APPLICABLE LAW. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

     20. COUNTERPART SIGNATURES. This Agreement may be executed in several counterparts, including via facsimile, each of which shall be deemed an original for all purposes, including judicial proof of the terms hereof, and all of which together shall constitute and be deemed one and the same agreement.


     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 16th day of January 2007.


                                   JACKSON NATIONAL ASSET MANAGEMENT, LLC


                                   By:
                                   Name:    ANDREW B. HOPPING
                                   Title:   PRESIDENT


                                   PPM AMERICA, INC.


                                   By:
                                   Name:    MARK B. MANDICH
                                   Title:   EXECUTIVE VICE PRESIDENT

               SCHEDULE A
            JANUARY 16, 2007
                 (Funds)

----------------------------------------------------------------------------

    JNL/PPM America Value Equity Fund

----------------------------------------------------------------------------

               SCHEDULE B
            JANUARY 16, 2007
             (Compensation)

----------------------------------------------------------------------------

    JNL/PPM AMERICA VALUE EQUITY FUND

----------------------------------------------------------------------------
------------------------------------------------------- --------------------

AVERAGE DAILY NET ASSETS                                    ANNUAL RATE

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$0 to $150 Million                                              0.25%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

$150 Million to $300 Million                                    0.20%

------------------------------------------------------- --------------------
------------------------------------------------------- --------------------

Amounts over $300 Million                                       0.17%

------------------------------------------------------- --------------------

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
                                                         EZVOTE(SM)  CONSOLIDATED  VOTING INSTRUCTION CARD
                                                         The top half of this form is your EzVote  Consolidated  Voting  Instruction
                                                         Card.  It reflects all of your  Variable  Contracts  registered to the same
                                                         Social Security or Tax I.D.  number at this address.  By voting and signing the  Consolidated  Voting  Instruction  Card,  you are giving  instructions relating to all of these Variable Contracts in the same manner as indicated
                                                         on the  reverse  side of the form.  THIS  ELIMINATES  THE NEED TO VOTE EACH
                                                         VARIABLE CONTRACT SEPARATELY.

GRAPHIC OMITTED


                        INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY AND/OR
                            JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                         FOR THE SPECIAL MEETING OF INTEREST HOLDERS DECEMBER 1, 2006
The undersigned hereby instructs Jackson National Life Insurance Company and/or Jackson National Life Insurance Company of New York
(the "Companies"), as the issuer through their respective separate accounts of the Variable Contract(s) owned by the undersigned, to vote all the Shares in each fund of JNL Series Trust (the "Trust") related to the Variable Contract(s) owned by the undersigned at the Special Joint Meeting of Shareholders to be held on December 1, 2006, at 10:00 a.m. Eastern Time at the offices of Jackson
National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof ("Meeting"). THESE
INSTRUCTIONS ARE BEING SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY,ON BEHALF OF ITS JACKSON NATIONAL SEPARATE ACCOUNTS I,
III, IV AND V, AND BY JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK, ON BEHALF OF ITS JNLNY SEPARATE ACCOUNT I, JNLNY
SEPARATE ACCOUNT II AND JNLNY SEPARATE ACCOUNT IV. THE COMPANY THAT ISSUED YOUR VARIABLE CONTRACT(S) WILL VOTE THE SHARESRELATED
THERETO AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS VOTING INSTRUCTION CARD SHALL BE DEEMED TO BE INSTRUCTIONS TO VOTE
"FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE. THIS VOTING INSTRUCTION CARD ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH
OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


                                                                       Date __________________ , 2006

                                                                       GRAPHIC OMITTED (BOX)


                                                                       Signature (owner, trustee,  custodian, etc.) (Please sign in box) Please sign exactly as name appears hereon. If Variable
                                                                       Contracts are held in the name of two or more persons,  both should sign. Attorneys-in-fact,  executors,  administrators, etc.  should  so  indicate.  If  the  Contract  owner  is  a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                                                                        JNL ST EZ-PK

                          IF VOTING THE CONSOLIDATED CARD DO NOT SIGN, DATE, OR RETURN THE INDIVIDUAL BALLOTS


           FAST, CONVENIENT VOTING OPTIONS!                                                   INDIVIDUAL BALLOTS

*  GIVE  INSTRUCTIONS  BY  TELEPHONE.   Call  our  toll-free            TO GIVE  INSTRUCTIONS  FOR EACH FUND AND  VARIABLE  CONTRACT
dedicated  voting  number   1-888-221-0697  and  follow  the            SEPARATELY.  On the  reverse  side  of  this  form  (and  on
recorded  instructions.  The voting  site is open 24 hours a            accompanying  pages,  if necessary) you will find individual
day, 7 days a week. You may give  instructions  with respect            ballots, one for each Investment Division under each of your
to all Funds and Variable Contracts at once or for each Fund            Variable  Contracts.  IF YOU  HAVE  VOTED  THE  CONSOLIDATED
under each Variable Contract  separately.  Your instructions            VOTING  INSTRUCTION  CARD  ABOVE,  YOU  DO  NOT  VOTE  THESE
will be confirmed at the end of the call.                               INDIVIDUAL  BALLOTS.  If you wish to give  instructions with
                                                                        respect   to  each  Fund  under   each   Variable   Contract
* GIVE INSTRUCTIONS ON THE INTERNET.  Log on to our Internet            separately,   sign  the  signature  box  below,   mark  each
voting web site - WWW.PROXYWEB.COM  and follow the on-screen            individual ballot to indicate your instructions,  detach the
instructions.  You may give instructions with respect to all            form at the  perforation  above and  return  the  individual
Funds and Variable  Contracts at once or for each Fund under            ballots portion only.
each   Variable   Contract   separately.   You  may  request
confirmation of your instructions.                                      NOTE: If you elect to give instructions with respect to each
                                                                              Fund under each Variable  Contract  separately, DO NOT
                                                                              RETURN the Consolidated Voting Instruction Card above.


                                                                                     SIGN AND DATE BELOW IF YOU ARE GIVING
                                                                                             INSTRUCTIONS FOR EACH
                                                                                     FUND AND VARIABLE CONTRACT SEPARATELY.

                                                                         Date __________________ , 2006

                                                                         GRAPHIC OMITTED (BOX)

                                                                        Signature (owner, trustee,  custodian, etc.) (PLEASE SIGN IN
                                                                        BOX) Please sign exactly as name appears hereon. If Variable
                                                                        Contracts are held in the name of two or more persons,  both should sign. Attorneys-in-fact,  executors,  administrators, etc.  should  so  indicate.  If  the  Contract  owner  is  a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                                                                     JNL ST IND - PK


                                                         EZVOTESM CONSOLIDATED VOTING INSTRUCTION CARD

                                     PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                     PLEASE DO NOT USE FINE POINT PENS.


THESE  VOTING  INSTRUCTIONS  ARE  JOINTLY  SOLICITED  BY JACKSON  NATIONAL  LIFE INSURANCE  COMPANY AND JACKSON NATIONAL LIFE
INSURANCE  COMPANY OF NEW YORK. THE BOARD  UNANIMOUSLY  RECOMMENDS  THAT  SHAREHOLDERS  VOTE  FOR  ELECTION  OF  THE NOMINATED
TRUSTEES AND FOR ALL APPLICABLE PROPOSALS.


1. To vote on the election of Independent Trustees to the Board of Trustees:                FOR       WITHHOLD       FOR ALL
                                                                                            ALL         ALL          EXCEPT*
   Nominees:  (01)  William J. Crowley, Jr.     (03) William R. Rybak
              (02)  James Henry                 (04) Patricia A. Woodworth
                                                                                            [ ]         [ ]            [ ]
   *TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND
   WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED.

                                                                                            FOR       WITHHOLD

2. To vote on the  election  of one  Interested  Trustee to replace an  existing            [ ]         [ ]
   Interested Trustee:
   Nominee:   Mark D. Nerud

                                                                                            FOR       AGAINST        ABSTAIN
3. To approve a change in  sub-adviser  and a proposed  InvestmentSub-Advisory
   Agreement between Jackson National Asset  Management,  LLC ("JNAM") and PPM              [ ]         [ ]            [ ]
   America,  Inc.  ("PPM"),  under  which PPM  America,  Inc.  would  serve as sub-adviser to the Fund. (JNL/Putnam Value Equity Fund only)

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.                                       JNL ST EZ - PK

                         IF VOTING THE CONSOLIDATED CARD DO NOT SIGN, DATE, OR RETURN THE INDIVIDUAL BALLOTS
                                                         INDIVIDUAL BALLOTS
                NOTE: IF YOU HAVE USED THE CONSOLIDATED BALLOT ABOVE, DO NOT VOTE THE INDIVIDUAL BALLOTS BELOW.


1. To elect Independent  Trustees to the           FOR    WITHHOLD   FOR ALL
   Board of Trustees. (See Nominee list            ALL      ALL      EXCEPT*
   on consolidated ballot.)
   *EXCEPT _____________________________           [ ]      [ ]        [ ]

                                                   FOR    WITHHOLD
2. To replace an existing Interested Trustee:      [ ]      [ ]
   Nominee: Mark D. Nerud


3. To approve a change in sub-adviser and a
   proposed Investment Sub-Advisory Agreement       [ ]     [ ]        [ ]
   between JNAM and PPM.

                                                                                                                    JNL ST IND - PK

              JNL SERIES TRUST





                                            YOUR INSTRUCTIONS ARE IMPORTANT.

                                            FAST, CONVENIENT VOTING OPTIONS!


GIVE   INSTRUCTIONS  BY  TELEPHONE.   Call  our  toll-  free            GIVE  INSTRUCTIONS  ON THE INTERNET.  Log on to our Internet
dedicated voting number  1-888-221-0697.  The voting site is            voting web site - WWW.PROXYWEB.COM  and follow the on-screen
open 24  hours a day,  7 days a week.  Follow  the  recorded            instructions.   You  may   request   confirmation   of  your
instructions. Your instructions will be confirmed at the end            instructions.
of the call.

                                IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE
                          AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENCLOSED ENVELOPE.


                            INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY AND/OR JACKSON
                                         NATIONAL LIFE INSURANCE COMPANY OF NEW YORK
                                 FOR THE SPECIAL MEETING OF INTEREST HOLDERS DECEMBER 1, 2006


The undersigned hereby instructs Jackson National Life Insurance Company and/or Jackson National Life Insurance Company of New York
(the "Companies"), as the issuer through their respective separate accounts of the Variable Contract(s) owned by the undersigned, to vote all the Shares in each fund of JNL Series Trust (the "Trust") related to the Variable Contract(s) owned by the undersigned at the Special Joint Meeting of Shareholders to be held on December 1, 2006, at 10:00 a.m. Eastern Time at the offices of Jackson
National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof ("Meeting"). THESE
INSTRUCTIONS ARE BEING SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY, ON BEHALF OF ITS JACKSON NATIONAL SEPARATE ACCOUNTS I,
III, IV AND V, AND BY JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK, ON BEHALF OF ITS JNLNY SEPARATE ACCOUNT I, JNLNY SEPARATE
ACCOUNT II AND JNLNY SEPARATE ACCOUNT IV.

THE COMPANY THAT ISSUED YOUR VARIABLE CONTRACT(S) WILL VOTE THE SHARES RELATED THERETO AS INSTRUCTED. UNLESS INDICATED TO THE
CONTRARY, THIS VOTING INSTRUCTION CARD SHALL BE DEEMED TO BE INSTRUCTIONS TO VOTE "FOR" THE PROPOSALS SPECIFIED ON THE REVERSE SIDE.
THIS VOTING INSTRUCTION CARD ALSO GRANTS DISCRETIONARY POWER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
MEETING.


                                                                        Date __________________ , 2006

                                                                        GRAPHIC OMITTED (BOX)

                                                                        Signature (owner, trustee,  custodian, etc.) (PLEASE SIGN IN
                                                                        BOX) Please sign exactly as name appears hereon. If Variable
                                                                        Contracts are held in the name of two or more persons,  both should sign. Attorneys-in-fact,  executors,  administrators, etc.  should  so  indicate.  If  the  Contract  owner  is  a corporation or partnership, please sign in full corporate or partnership name by authorized person.

                                                                                                                  JNL ST Single - PK

                                         PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
                                         PLEASE DO NOT USE FINE POINT PENS.



THESE VOTING INSTRUCTIONS ARE JOINTLY SOLICITED BY JACKSON NATIONAL LIFE INSURANCE COMPANY AND JACKSON NATIONAL LIFE INSURANCE
COMPANY OF NEW YORK. THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR ELECTION OF THE NOMINATED TRUSTEES AND FOR ALL
APPLICABLE PROPOSALS.

1. To vote on the election of Independent Trustees to the Board of Trustees:            FOR     WITHHOLD    FOR ALL
                                                                                        ALL       ALL       EXCEPT*
   Nominees:  (01)  William J. Crowley, Jr.    (03) William R. Rybak
                                                                                        [ ]       [ ]         [ ]
              (02)  James Henry                (04) Patricia A. Woodworth

   *TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL
   EXCEPT" BOX AND WRITE THE NOMINEE'S NUMBER ON THE LINE PROVIDED.


2. To vote on the election of one Interested Trustee to replace an existing             FOR     WITHHOLD
   Interested Trustee:
   Nominee:   Mark D. Nerud                                                             [ ]       [ ]

                                                                                        FOR     AGAINST     ABSTAIN
3. To approve a change in sub-adviser and a proposed Investment Sub-Advisory
   Agreement between Jackson National Asset Management, LLC ("JNAM") and PPM            [ ]       [ ]         [ ]
   America, Inc. ("PPM"), under which PPM America, Inc. would serve as sub-adviser to the Fund. (JNL/Putnam Value Equity Fund only)

4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.                                                     JNL ST Single - PK
